As filed with the Securities and Exchange Commission
                on April 29, 2005 File Nos. 333-70963; 811-09201
 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 12

                     AND THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 5

                            COLI VUL-2 SERIES ACCOUNT
                           (Exact Name of Registrant)

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                               (Name of Depositor)

                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
              (Address of Depositor's Principal Executive Offices)

                                 (303) 737-3000
                         (Depositor's Telephone Number)

                               William T. McCallum
                      President and Chief Executive Officer
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

                                   COPIES TO:
 James F. Jorden, Esq.               Beverly A. Byrne, Esq.
 Jorden Burt LLP                     Vice President, Counsel & Associate
 Suite 400 East                      Secretary
 1025 Thomas Jefferson Street, N.W.  Great-West Life & Annuity Insurance Company
 Washington, D.C.  20007-5208        8515 East Orchard Road, 2T3
                                     Greenwood Village, Colorado 80111

                                  ------------
Approximate date of proposed public offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485.
     [X] on May 1, 2005 pursuant to paragraph (b) of Rule 485. [
     ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
     [ ] on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
               [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered: flexible premium variable universal life insurance policies.

                   Great-West Life & Annuity Insurance Company
                                 A Stock Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111

                                 (303) 737-3000



Key Business VUL -- Prospectus


           A Flexible Premium Variable Universal Life Insurance Policy
             offered by Great-West Life & Annuity Insurance Company
                in connection with its COLI VUL-2 Series Account


This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "Company, " "we" or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. The Policy is designed to meet the definition of "life insurance contracts" for federal income tax purposes.


The Policy allows "you," the Owner, within certain limits to:

o choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
o    choose the amount and timing of premium payments, within certain limits;
o allocate premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
o access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms that are defined in Appendix
A. You should read this prospectus carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                          The Date of this prospectus is May 1, 2005


                                Table of Contents
Summary of the Policy and its Benefits.................................................4
Policy Risks...........................................................................6
Fund Risks.............................................................................7
Fee Tables ............................................................................8
      Transaction Fees.................................................................8
      Periodic Charges Other Than Fund Operating Expenses..............................9
      Supplemental Benefit Charges.....................................................9
      Total Annual Fund Operating Expenses.............................................10
     Individual Fund Annual Operating Expenses.........................................11
Description of Depositor, Registrant, and Funds........................................16
     Great-West Life & Annuity Insurance Company.......................................16
     The Series Account................................................................16
     The Investment Options and Funds..................................................16
Charges and Deductions.................................................................26
     Expense Charge Applied to Premium.................................................26
     Mortality and Expense Risk Charge.................................................27
     Monthly Deduction.................................................................27
     Monthly Risk Rates................................................................27
     Service Charge....................................................................28
     Transfer Fee......................................................................28
     Partial Withdrawal Fee............................................................28
     Surrender Charges.................................................................28
     Change of Death Benefit Option Fee................................................28
     Fund Expenses.....................................................................28
General Description of Policy..........................................................29
     Policy Rights.....................................................................29
         Owner.........................................................................29
         Beneficiary...................................................................29
     Policy Limitations................................................................29
         Allocation of Net Premiums....................................................29
         Transfers Among Divisions.....................................................29
         Market Timing & Excessive Trading.............................................30
         Exchange of Policy............................................................31
         Age Requirements..............................................................31
     Policy or Registrant Changes......................................................32
         Addition, Deletion or Substitution of Investment Options......................32
         Entire Contract...............................................................32
         Alteration....................................................................32
         Modification..................................................................32
         Assignments...................................................................32
         Notice and Elections..........................................................32
     Account Value.....................................................................33
         Net Investment Factor.........................................................34
         Splitting Units...............................................................34
 Other Provisions and Benefits.........................................................34
         Misstatement of Age or Sex....................................................34
         Suicide.......................................................................34
         Incontestability..............................................................34
         Paid-Up Life Insurance........................................................34
         Supplemental Benefits.........................................................35
         Term Life Insurance Rider.....................................................35

                                       2

         Change of Insured Rider.......................................................35
         Report to Owner...............................................................36
         Dollar Cost Averaging.........................................................36
         Rebalancer Option.............................................................36
         Non-Participating.............................................................36
Premiums ..............................................................................37
      Policy Application, Issuance and Initial Premium.................................38
      Free Look Period.................................................................38
      Premium..........................................................................38
      Net Premiums.....................................................................38
      Planned Periodic Premiums........................................................38
Death Benefits.........................................................................38
        Death Benefit..................................................................38
      Changes in Death Benefit Option..................................................39
      Changes in Total Face Amount.....................................................40
Surrenders and Withdrawals.............................................................40
      Surrenders.......................................................................40
      Partial Withdrawal...............................................................40
Loans    ..............................................................................41
      Policy Loans.....................................................................41
Lapse and Reinstatement ...............................................................41
      Lapse and Continuation of Coverage...............................................41
      Grace Period.....................................................................42
      Termination of Policy............................................................42
      Reinstatement....................................................................42
      Deferral of Payment..............................................................42
Federal Income Tax Considerations......................................................42
Tax Status of the Policy...............................................................43
      Diversification of Investments...................................................43
      Policy Owner Control.............................................................43
Tax Treatment of Policy Benefits.......................................................43
      Life Insurance Death Benefit.....................................................43
         Proceeds......................................................................43
      Tax Deferred Accumulation........................................................43
      Surrenders.......................................................................44
      Modified Endowment Contracts.....................................................44
      Distributions....................................................................44
         Distributions Under a Policy that is Not a Modified Endowment Contrat.........44
         Distributions Under Modified Endowment Contracts..............................45
      Multiple Policies................................................................45
      Treatment When Insured Reaches Attained Age 100..................................45
      Federal Income Tax Withholding...................................................45
      Actions to Ensure Compliance with the Tax Law....................................45
      Trade or Business Entity Owns or is Directly or Indirectly a Beneficiary of the Policy .. 45
      Other Employee Benefit Programs..................................................45
      Policy Loan Interest.............................................................46
      Our Taxes........................................................................46
      Corporate Tax Shelter Requirements...............................................46
Legal Proceedings......................................................................46
Legal Matters..........................................................................46
Financial Statements...................................................................46
Appendix A - Glossary of Terms.........................................................47
Appendix B - Table of Death Benefit Percentages........................................49
Appendix C - Sample Hypothetical Illustrations.........................................50

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the separate account are insulated from the claims of our general creditors.

3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of premium payments, within certain limits.

4. Free Look Period. You may return your Policy to us for any reason within 10 days of receiving it, or such longer period as required by applicable state law, and receive the greater of your Premiums, less any withdrawals, or your Account Value.

5. Investment Options and Funds. You may allocate your net premium payments among the available variable Divisions.

Each Division invests exclusively in shares of a single mutual fund (each a "Fund," collectively "Funds"). Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another.

6.      Death Benefit. You may choose from among three death benefit options -

          1.   a fixed benefit equal to the Total Face Amount of your Policy;

          2. a variable benefit equal to the sum of the Total Face Amount and your Account Value; or

          3. an increasing benefit equal to the sum of the Total Face Amount and the accumulated value of all premiums paid under your Policy accumulated at the interest rate shown on the policy specifications page of your Policy.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first and third options.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

7. Account Value. Your Account Value will reflect -

          1.   the Premiums you pay;

          2.   the investment performance of the Divisions you select;

          3.   any policy loans or partial withdrawals;

          4.   your Loan Account balance; and

          5.   the charges we deduct under the Policy.

                                       4

8. Accessing Your Account Value.
You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" ("MEC") for federal income tax purposes and you have had positive net investment performance.

You may surrender your Policy for its Cash Surrender Value plus Return of Expense Charge, if applicable. There are no surrender charges associated with your Policy.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

9. Supplemental Benefits. The following riders are available -

          1.   term life insurance; and

          2.   change of insured.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

10. Paid-Up Life Insurance. If the Insured reaches Attained Age 100 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. Your Account Value will remain in the Series Account allocated to the Divisions in accordance with your instructions. The death benefit under this paid-up insurance generally will be equal to your Account Value. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

11. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

12. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit may be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

13. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

14. Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made.

The minimum policy loan amount is $500.

15. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000.


                                       5


Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2.  Suitability as Short-Term Savings Vehicle.
The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Contract Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy's monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The minimum policy loan amount is $500.

Taking a policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Internal Revenue Code of 1986, as amended ("Code"). Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

                                       6

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1/2.

Fund Risks

The Policy currently offers 48 investment options and it has four options that are only available to existing shareholders, each of which is a Division of Great-West's COLI VUL-2 Series Account (the "Series Account"). Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as "variable" because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in Fund's prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. If you require a copy of a prospectus, please contact us at the address or telephone number listed on the first page of this prospectus.





                                       7


                                   Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

                                Transaction Fees
------------------------------- ----------------------------- ----------------------------
            Charge                When Charge is Deducted           Amount Deducted
------------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------
Maximum Sales Charge Imposed     Upon each premium payment     Maximum: 6.5% of Premium
on Premium
                                                               Current: 5.5% of Premium
                                                               up to target and 3.0% of
                                                                        Premium
                                                                  in excess of target

Partial Withdrawal Fee            Upon partial withdrawal     Maximum: $25 deducted from
                                                                 Account Value for all
                                                               partial withdrawals after
                                                              the first made in the same
                                                                     Policy Year.

Change of Death Benefit            Upon change of option        Maximum: $100 deducted
Option Fee                                                      from Account Value for
                                                                 each change of death
                                                                    benefit option.

Premium Tax                      Upon each Premium payment       Maxim 3.5% of Premium

Transfer Fee                    At time of transfer for all      Maximum: $10/Transfer
                                transfers in excess of 12
                                made in the same calendar
                                      year

Loan Interest                   Upon issuance of Policy Loan     Maximum: The Moody's
                                                                 Corporate Bond Yield
                                                               Average - Monthly Average
                                                                      Corporates1
------------------------------- ----------------------------- ----------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                       9

                     Periodic Charges Other Than Fund Operating Expenses
------------------------------- ----------------------------- ----------------------------
            Charge                When Charge is Deducted           Amount Deducted
------------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------
Cost of Insurance (per $1000              Monthly
Net Amount at Risk)2

        Minimum & Maximum                                     Guaranteed:
        Cost of Insurance                                        Minimum: $0.08 per
        Charge                                                   $1000.
                                                                 Maximum: $83.33 per
                                                                 $1000.

        Cost of Insurance                                     Guaranteed:
        Charge for a 46-year
        old Male Non-Smoker,                                     $0.41 per $1000.
        $550,000 Face Amount,
        Option 1 (Level Death)

Mortality and Expense Risk        Upon each Valuation Date     Maximum: 0.90% annually.
Fees
                                                               Current: 0.40% for Policy
                                                                 Years 1-5, 0.25% for
                                                                Policy Years 6-20, and
                                                                   0.10% thereafter.

                                       8

------------------------------- ----------------------------- ----------------------------
            Charge                When Charge is Deducted           Amount Deducted
------------------------------- ----------------------------- ----------------------------
                                          Monthly                 Maximum: $15/month
Service Charge
                                                                Current: $10.00/month,
                                                                 Policy Years 1-3 and
                                                               $7.50/month, Policy Years
                                                                              4+



------------------------------- ----------------------------- ----------------------------


                          Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page 27 of this prospectus. The benefits provided under each rider are summarized in "Other Provisions and Benefits" beginning on page 34 below.


------------------------------- ----------------------------- ----------------------------
        Change of Insured          Upon change of insured      Minimum: $100 per change.
        Rider                                                  Maximum: $400 per change.
        Change of Insured                                          $400 per change.
        Rider for a 46-year
        old Male Non-Smoker,
        $550,000 Face Amount,
        Option 1 (Level Death)

Term Life Insurance Rider3                Monthly             Guaranteed:
                                                                 Minimum COI:  $0.08 per
                                                                 $1000.

                                                                 Maximum COI:  $83.33
                                                                 per $1000.

        Term Life Insurance               Monthly             Guaranteed:
        Rider for a 46-year
        old Male Non-Smoker,                                     $0.41 per $1000.
        $550,000 Face Amount,
        Option 1 (Level Death)
------------------------------- ----------------------------- ----------------------------



The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy.
More detail concerning each Fund's fee and expenses is contained in the prospectus for each Fund.



                                       9




                      Total Annual Fund Operating Expenses(1)

           (Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)


------------------------------- ----------------------------- ----------------------------
                                          Minimum                       Maximum
------------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------
Total Annual Fund Operating

                                           0.25%                         1.50%




------------------------------- ----------------------------- ----------------------------

The figures in the following table show expense ratios for the individual Funds for the year ended December 31, 2004, except where noted otherwise. The expenses of certain Funds reflect contractual fee reductions and expense reimbursements, as indicated in their prospectuses.






















1 Expenses are shown as a percentage of a Fund's average net assets as of December 31, 2004. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds' expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all the Funds after all fee waivers and expense reimbursements are 0.25% and 1.50%, respectively. Please see the Individual Fund Annual Operating Expenses table below and the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses. The information relating to the Fund expenses was provided by each Fund and was not independently verified by us.


                                       10


                    Individual Fund Annual Operating Expenses
                  (as a percentage of average daily net assets)

Fund/Portfolio                     Management     Other       Gross       Less             Net
                                   Fee            Expenses*   Total       Contractual      Total
                                                              Annual      Fee Waivers &    Annual
                                                              Operating   Expense          Operating
                                                              Expense     Reimbursements   Expenses
AIM Variable Insurance Funds
AIM V.I. Core Stock Fund (Series       0.75%        0.46%       1.23%          0.06%         1.15%
I Shares)1,2,3
AIM V.I. Financial Services Fund       0.75%        0.37%       1.12%          0.00%         1.12%
(Series I Shares) 2,3
AIM V.I. Health Sciences Fund          0.75%        0.36%       1.11%          0.01%         1.10%
(Series I Shares) 2,3,4,5
AIM V.I. Technology Fund (Series       0.75%        0.40%       1.15%          0.00%         1.15%
I Shares) 2,3
American Century Variable
Portfolios, Inc.6
American Century VP Income &           0.70%        0.00%       0.70%          0.00%         0.70%

1 AIM V.I. Core Stock Fund (Series I Shares): Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
2 AIM V.I. Core Stock Fund (Series I Shares), AIM V.I. Financial Services Fund
(Series I Shares), AIM V.I. Health Sciences Fund (Series I Shares), AIM V.I.
Technology Fund (Series I Shares): The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual
Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.
Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.
3 AIM V.I. Core Stock Fund (Series I Shares), AIM V.I. Financial Services Fund
(Series I Shares), AIM V.I. Health Sciences Fund (Series I Shares), AIM V.I.
Technology Fund (Series I Shares): Effective January 1, 2005 through December
31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.
4 AIM V.I. Health Sciences Fund (Series I Shares): Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.
5 AIM V.I. Health Sciences Fund (Series I Shares): Effective July 1, 2005, AIM
V.I. Health Sciences Fund will be renamed AIM V.I. Global Health Care Fund.
6 American Century Variable Portfolios, Inc - VP Income & Growth, VP
International, VP Ultra(R),VP Value, and VP VistaSM: These Portfolios have a stepped fee schedule. As a result, the Portfolios' management fee rates generally decrease as the Portfolios' assets increase. Effective April 1, 2004, VP International and VP Income & Growth were closed to new owners.

* Information regarding other expenses, which include the fees and expenses of the fund's independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of this fund's Prospectus.




                                       11


Growth Fund (Class I Shares)
American Century VP
International Fund(Class I             1.27%        0.00%       1.27%          0.00%         1.27%
Shares)
American Century VP Ultra(R) Fund      1.00%        0.00%       1.00%          0.00%         1.00%
(Class I Shares)
American Century VP Value Fund         0.93%        0.00%       0.93%          0.00%         0.93%
(Class I Shares)
American Century VP VistaSM Fund       1.00%        0.00%       1.00%          0.00%         1.00%
(Class I Shares)
Davis Variable Account Fund, Inc.
Davis Financial Portfolio              0.75%        0.10%       0.85%          0.00%         0.85%
Davis Value Portfolio                  0.75%        0.06%       0.81%          0.00%         0.81%
Dreyfus Investment Portfolios3
Dreyfus IP Core Value Portfolio        0.75%        0.10%       0.85%          0.00%         0.85%
(Initial Shares)
Dreyfus IP Emerging Leaders            0.90%        0.23%       1.13%          0.04%         1.09%
Portfolio (Initial Shares)
Dreyfus IP Mid Cap Stock               0.75%        0.03%       0.78%          0.00%         0.78%
Portfolio (Initial Shares)
Dreyfus IP Technology Growth           0.75%        0.10%       0.85%          0.00%         0.85%
Portfolio (Initial Shares)
Dreyfus Stock Index Fund, Inc.7
Dreyfus Stock Index Fund               0.25%        0.01%       0.26%          0.00%         0.26%
(Initial Shares)
Dreyfus Variable Investment Fund3
Dreyfus VIF Appreciation               0.75%        0.04%       0.79%          0.00%         0.79%
Portfolio (Initial Shares)
Dreyfus VIF International Equity       0.75%        0.29%       1.04%          0.00%         1.04%
Portfolio (Initial Shares) 8
Dreyfus VIF International Value        1.00%        0.25%       1.25%          0.00%         1.25%
Portfolio (Initial Shares)
Federated Insurance Series
Federated American Leaders Fund        0.75%        0.40%       1.15%          0.25%         0.90%
II  (Primary Shares) 9
7 Dreyfus IP Core Value Portfolio, Dreyfus IP Emerging Leaders Portfolio,
Dreyfus IP MidCap Stock Portfolio, Dreyfus IP Technology Growth Portfolio,
Dreyfus Stock Index Fund, Inc., Dreyfus VIF Appreciation Portfolio, Dreyfus VIF
International Equity Portfolio and Dreyfus VIF International Value Portfolio:
The figures in the above expense table are for the fiscal year ended December
31, 2004. Actual expenses in future years may be higher or lower than the figures above.
8 Dreyfus VIF International Equity Portfolio: The Dreyfus Corporation has
agreed, until December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.50%.
9 Federated American Leaders Fund II (Primary Shares): The percentages shown are based on expenses for the entire fiscal year ended December 31, 2004. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated
average percentage. Although not contractually obligated to do so, the shareholder services provider waived certain amounts. These are shown along with the net expenses the Fund actually paid for the fiscal year ended December 31,
2004. Total voluntary Waivers of Fund Expenses: 0.25%. Total Actual Annual Fund
Operating Expenses (after voluntary waivers): 0.90%. The Fund's Primary Shares have no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2005.

                                       12


Federated Mid Cap Growth
Strategies Fund II (Primary            0.75%        0.71%       1.46%          0.29%         1.17%
Shares) 10
Federated International Equity         0.75%        0.46%       1.21%          0.04%         1.17%
Fund II  (Primary Shares)11
Fidelity Variable Insurance
Products (VIP)
Fidelity VIP Contrafund(R)             0.57%        0.36%       0.93%          0.02%         0.91%
Portfolio12  (Service Class 2
Shares)
Fidelity VIP Equity-Income             0.47%        0.36%       0.83%          0.01%         0.82%
Portfolio13(Service Class 2
Shares)
Fidelity VIP Growth Portfolio14        0.58%        0.35%       0.93%          0.03%         0.90%
(Service Class 2 Shares)
Fidelity VIP Investment Grade          0.43%        0.38%       0.81%          0.00%         0.81%
Bond Portfolio (Service Class 2
Shares)
10 Federated Mid Cap Growth Strategies Fund II (Primary Shares): The percentages shown are based on expenses for the entire fiscal year ended December 31, 2004.
However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated
average percentage. Although not contractually obligated to do so, the administrator and shareholder services provider waived certain amounts. These are shown along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2004. Total voluntary Waivers of Fund Expenses: 0.29%. Total
Actual Annual Fund Operating Expenses (after voluntary waivers): 1.17%. The
Fund's Primary Shares have no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2005. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the
Fund (after the voluntary waiver) were 0.42% for the fiscal year ended December
31, 2004.
11 Federated International Equity Fund II (Primary Shares): The percentages shown are based on expenses for the entire fiscal year ended December 31, 2004.
However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated
average percentage. Although not contractually obligated to do so, the administrator and shareholder services provider waived certain amounts. These are shown along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2004. Total voluntary Waivers of Fund Expenses: 0.30%. Total
Actual Annual Fund Operating Expenses (after voluntary waivers): 1.57%. The Fund did not pay or accrue the shareholder services fee during the fiscal year ended
December 31, 2004. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2005. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other operating expenses paid by the Fund (after the voluntary waiver) were 0.57% for the fiscal year ended
December 31, 2004.

12 Fidelity VIP Contrafund(R) Portfolio (Service Class 2 Shares): A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time.
13 Fidelity VIP Equity-Income Portfolio (Service Class 2 Shares): A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.82%. These offsets may be discontinued at any time.
14 Fidelity VIP Growth Portfolio (Service Class 2 Shares) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%. These offsets may be discontinued at any time.


                                       13

Fidelity VIP Mid Cap Portfolio15       0.57%        0.39%       0.96%          0.03%         0.93%
(Service Class 2 Shares)
Janus Aspen Series16
Janus Aspen Balanced Portfolio         0.55%        0.01%       0.56%          0.00%        0.56%
(Institutional Shares)
Janus Aspen Flexible Bond              0.50%        0.03%       0.53%          0.00%        0.53%
Portfolio (formerly Flexible
Income Portfolio) (Institutional
Shares)
Janus Aspen Forty Portfolio            0.64%        0.02%       0.66%          0.00%        0.66%
(formerly Capital Appreciation
Portfolio)  (Institutional
Shares)
Janus Aspen Large Cap Growth           0.64%        0.02%       0.66%          0.00%        0.66%
Portfolio (formerly Growth
Portfolio) (Institutional Shares)
Janus Aspen Worldwide Growth           0.60%        0.03%       0.63%          0.00%        0.63%
Portfolio (Institutional Shares)
Maxim Series Fund, Inc.
Maxim Loomis-Sayles Bond               0.90%        0.00%       0.90%          0.00%         0.90%
Portfolio
Maxim INVESCO ADR Portfolio            1.00%        0.06%       1.06%          0.00%         1.06%
Maxim MFS(R) Small-Cap Growth            0.95%        0.08%       1.03%          0.00%         1.03%
Portfolio
Maxim Ariel Mid-Cap Value              0.95%        0.03%       0.98%          0.00%         0.98%
Portfolio
Maxim Ariel Small-Cap Value            1.00%        0.02%       1.02%          0.00%         1.02%
Portfolio
Maxim Money Market Portfolio           0.46%        0.00%       0.46%          0.00%         0.46%
Maxim T. Rowe Price                    0.80%        0.02%       0.82%          0.00%         0.82%
Equity/Income Portfolio
Maxim T. Rowe Price Mid Cap            1.00%        0.04%       1.04%          0.00%         1.04%
Growth
Maxim U.S. Government Securities       0.60%        0.00%       0.60%          0.00%         0.60%
Portfolio
Maxim Loomis Sayles Small-Cap          1.00%        0.09%       1.09%          0.00%         1.09%
Portfolio

15 Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares): A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

16 Janus Aspen Series: Expenses are based upon expenses for the year ended
December 31, 2004, restated to reflect reductions in the Portfolios' management fees, where applicable, effective July 1, 2004. All expenses are shown without the effect of any expense offset arrangements.


                                       14


Maxim Aggressive Profile I             0.25%        0.00%       0.25%          0.00%        0.25%
Portfolio
Maxim Moderately Aggressive            0.25%        0.00%       0.25%          0.00%        0.25%
Profile I Portfolio
Maxim Moderate Profile I               0.25%        0.00%       0.25%          0.00%        0.25%
Portfolio
Maxim Moderately Conservative          0.25%        0.00%       0.25%          0.00%        0.25%
Profile I Portfolio
Maxim Conservative Profile I           0.25%        0.00%       0.25%          0.00%        0.25%
Portfolio
Neuberger Berman Advisers
Management Trust17
Neuberger Berman AMT Fasciano          1.15%        1.42%       2.57%          1.16%         1.41%
Portfolio (S Shares)
Neuberger Berman AMT Guardian          0.85%        0.13%       0.98%          0.00%         0.98%
Portfolio (I Shares)
Neuberger Berman AMT Mid-Cap           0.84%        0.08%       0.92%          0.00%         0.92%
Growth Portfolio (I Shares)
Neuberger Berman AMT Partners          0.83%        0.08%       0.91%          0.00%         0.91%
Portfolio (I Shares)
Neuberger Berman AMT Socially          0.85%        0.89%       1.74%          0.24%         1.50%
Responsive Portfolio18 (I Shares)
PIMCO VIT
PIMCO VIT High Yield Portfolio         0.25%        0.50%       0.75%          0.00%         0.75%
(Administrative Shares)
PIMCO VIT Low Duration Portfolio       0.25%        0.40%       0.65%          0.00%         0.65%
(Administrative Shares)
PIMCO VIT Real Return Portfolio        0.25%        0.40%       0.65%          0.00%         0.65%
(Administrative Shares)
PIMCO VIT Total Return Portfolio       0.25%        0.40%       0.65%          0.00%         0.65%
(Administrative Shares)
Scudder Variable Series I
Scudder Variable Series I Global       1.43%        0.00%       1.43%          0.28%         1.15%
Discovery Portfolio (A Shares)
Scudder Variable Series II
SVS Dreman High Return Equity          1.57%        0.00%       1.57%          0.37%         1.20%
Portfolio (A Shares)
Classic Variable Trust
STI Classic VT Capital                 1.15%        0.35%       1.50%          0.35%         1.15%
Appreciation Fund19
STI Classic VT Small Cap Value         1.15%        0.64%       1.79%          0.59%         1.20%
Equity Fund20

17 Neuberger Berman Advisers Management Trust: Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2008 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to the Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Guardian (Class I), Mid-Cap Growth (Class I) and Partners Portfolios' average daily net asset value; 1.40% of the average daily net asset value of the Fasciano Portfolio; and 1.50% of the average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation..
18 Neuberger Berman AMT Socially Responsive Portfolio (I Shares) NBMI has voluntarily committed to waive fees and/or reimburse expenses for an additional 0.20% of the average daily net asset value of the Socially Responsive Portfolio to maintain the Portfolio's net operating expense ratio at 1.30%. NBMI can, at its sole discretion, on at least 30 days' notice terminate this voluntary waiver and/or reimbursement commitment.

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is an indirect, wholly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is, in turn, a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

The Series Account

COLI VUL-2 Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our general account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account's own investment experience and not the investment experience of Great-West's other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

19 STI Classic Capital Appreciation Fund: The Fund's adviser voluntarily waived a portion of the fees in order to keep total operating expenses at a specified level. The adviser may discontinue all or part of this fee waiver at any time. 20 STI Classic Small Cap Value Equity Fund: The Fund's adviser voluntarily waived a portion of the fees in order to keep total operating expenses at a specified level. The adviser may discontinue all or part of this fee waiver at any time.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.


The Investment Options and Funds

The Policy offers a number of Funds as investment options. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND PROFILE, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Fund may differ substantially.


Some of the Funds' investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.35% annually of Series Account assets invested in a Fund.


The Divisions of Great-West's COLI VUL-2 Series Account that invest in Dreyfus VIF Growth and Income, AIM VIF High Yield (formerly, INVESCO VIF High Yield), Janus Aspen Series Mid Cap Growth, and STI Classic Growth & Income were closed to new contributions and Transfers in effective April 1, 2004.


Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International, American Century VP Income & Growth, AIM VIF Core Stock and Neuberger Berman AMT Guardian. However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners: AIM VIF - Technology Fund (Series I Shares), Federated American Leaders Fund II (Primary Shares), Federated International Equity Fund II (Primary Shares), Fidelity VIP Growth Portfolio (Service Class 2 Shares); Janus Aspen Worldwide Growth Portfolio (Institutional Shares), Maxim MFS(R) Small-Cap Growth Portfolio, Neuberger Berman AMT Mid-Cap Growth Portfolio (S Shares). However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to all Owners: AIM VIF - Financial Services Fund (Series I Shares), Dreyfus IP - Core Value Portfolio (Initial Shares), Janus Aspen Large Cap Growth Portfolio (Institutional Shares).


The investment policies of the current Funds are briefly described below:

AIM Variable Insurance Funds (formerly INVESCO Variable Investment Funds, Inc. ) (advised by A I M Advisors, Inc. ("AIM")


      AIM VIF - Core Stock Fund(Series I shares) seeks high total return through both growth and current income. The Fund normally invests in at least 80% of its assets in common and preferred stocks. At least 50% of stocks which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to product income and consistent, stable returns. Effective April 1, 2004, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate premium payments and Transfer amounts into and out of this Division.

      AIM VIF - Financial Services Fund (Series I shares) seeks capital growth. The Fund invests normally at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. AIM seeks companies that it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate-sensitive. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division.

      AIM VIF - Health Sciences Fund (Series I shares) seeks capital growth. The Fund normally invests at least 80% of its assets in the equity securities of companies. Effective July 1, 2005, AIM VIF Health Sciences Fund will be renamed

      AIM VIF - Technology Fund( Series I shares) seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division.


American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)


      American Century VP Income & Growth (Class I shares) seeks long-term capital growth, with current income as a secondary objective, by investing in common stocks. Effective April 1, 2004, this Division was closed to new investors; however, Owners with amounts invested in this Fund as of April 1, 2004, may continue to allocate premium payments and Transfer amounts into and out of this Division.

      American Century VP International (Class I shares) seeks capital growth by investing primarily in an internationally diversified portfolio of common stocks that are considered by the adviser to have prospects for appreciation. Effective April 1, 2004, this Division was closed to new investors; however, Owners with amounts invested in this Fund as of April 1, 2004, may continue to allocate premium payments and Transfer amounts into and out of this Division.

      American Century VP Ultra(R) (Class I shares) seeks long-term capital growth by looking for stocks of large companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. It also looks for companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

      American Century VP Value (Class I shares) seeks long-term capital growth. Income is a secondary objective. The fund managers look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

      American Century VP VistaSM Fund (Class I Shares) seeks long-term capital growth by looking for stocks of medium-sized and smaller companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. It also looks for companies whose growth rates, although still negative, are less negative than in prior periods. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

      Davis Financial Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Portfolio searches for companies that management believes are of high quality and whose shares are selling at attractive prices.

      Davis Value Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion that management believes are of high quality and whose shares are selling at attractive prices.


Dreyfus Stock Index Fund (advised by The Dreyfus Corporation and its affiliate Mellon Equity Associates)


      Dreyfus Stock Index Fund (Initial Shares) seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.


Dreyfus Investment Portfolios (advised by The Dreyfus Corporation)


      Dreyfus IP - Mid Cap Stock Portfolio (Initial Shares) seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate as represented by the Standard & Poor's MidCap 400 Index. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of mid-size companies.

      Dreyfus IP - Core Value Portfolio (Initial Shares) seeks long term growth of capital, with current income as a secondary objective. To pursue these goals the Fund will normally invest at least 80% of its assets in stocks. The Fund focuses on stocks of large value companies (market capitalizations above $1 billion). Effective May 1, 2005, this portfolio was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division.

      Dreyfus IP Emerging Leaders Portfolio (Initial Shares) seeks capital growth. To pursue this goal, the portfolio invests at least 80% of its assets in stocks of companies Dreyfus believes to be emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth.


      Dreyfus IP Technology Growth Portfolio (Initial Shares) seeks capital appreciation. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.


Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

      Dreyfus VIF Appreciation Portfolio (Initial Shares) seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the portfolio normally invests at least 80% of its assets in common stocks The portfolio focuses on "blue-chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies. Fayez Sarofim & Co. is the sub-adviser to this Portfolio and, as such, provides day-to-day management.


      Dreyfus VIF International Equity Portfolio (Initial Shares) seeks capital growth. To pursue this goal, the portfolio invests primarily in growth stocks of foreign companies. Newton Capital Management Limited is the sub-adviser to this portfolio and, as such, provides day-to-day management.


      Dreyfus VIF International Value Portfolio (Initial Shares) seeks long-term capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio ordinarily invests most of its assets in securities of foreign companies which Dreyfus believes to be value companies. The portfolio may invest in companies of any size. The portfolio may also invest in companies located in emerging markets.


Federated Insurance Series (advised by Federated Advisers)


      Federated American Leaders Fund II (Primary Shares) seeks to achieve long-term growth of capital by investing, under normal circumstances, primarily in common stock of "blue-chip" companies. The Fund's secondary objective is to provide income. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division.

      Federated Mid Cap Growth Strategies Fund II (Primary Shares) seeks capital appreciation by investing primarily in common stock (including American Depositary Receipts (ADRs)) of mid cap companies that offer superior growth prospects. Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid cap companies. For purposes of this limitation, mid cap companies will be defined as companies with market capitalizations similar to companies in the Russell Mid-Cap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company's market capitalization has grown or reduced outside the market capitalization range of mid cap companies.

      Federated High Income Bond Fund II (Primary Shares) seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, including lower-rated corporate debt obligations commonly referred to as "junk bonds."

      Federated International Equity Fund II (Primary Shares) seeks to obtain a total return on its assets by investing primarily in equity securities of companies outside the United States. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division.


Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)


      Fidelity VIP Growth Portfolio (Service Class 2 Shares) seeks to achieve capital appreciation. The Portfolio normally invests primarily in common stocks of domestic and foreign companies that are believed to have above-average growth potential. Growth may be measured by factors such as earnings or revenue. The Portfolio may invest in domestic and foreign issuers. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Division..

      Fidelity VIP Contrafund(R) Portfolio (Service Class 2 Shares) seeks long-term capital appreciation. The Portfolio's principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies whose value its investment advisor believes is not fully recognized by the public; investing in domestic and foreign issuers; investing either "growth" stocks or "value" stocks or both; and using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to selection investments.

      Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) seeks to provide as high a level of current income as is consistent with the preservation of capital. The Portfolio's principal investment strategies include: normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) in all types and repurchase agreements for those securities; managing the Portfolio to have similar overall interest rate risk to an index, which as of December 31, 2004, was the Lehman Brothers(R) Aggregate Bond Index; allocating assets across different market sectors and maturities; and analyzing a security's structure features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

      Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) seeks long-term growth of capital. The Portfolio's principal investment strategies include: normally invests primarily in comment stocks; normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of this Portfolio, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's MidCap 400 Index); potentially investing in companies with smaller or larger market capitalizations; investing in domestic; investing in either "growth" or "value" stocks or both; and using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

      Fidelity VIP Equity-Income Portfolio (Service Class 2 Shares) seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio's principal investment strategies include: normally investing at least 80% of assets in equity securities; normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks; potentially investing in other types of equity securities and debt securities, including lower-quality debt securities; investing in domestic and foreign issuers; and using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Janus Aspen Series (advised by Janus Capital Management, LLC)


      Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term growth of capital consistent with preservation of capital and balanced by current income by normally investing 50-60% of its assets in securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

      Janus Aspen Forty Portfolio (formerly, the Capital Appreciation Portfolio) (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to small, emerging growth companies. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

      Janus Aspen Flexible Bond Portfolio (formerly, the Flexible Income Portfolio) (Institutional Shares) seeks to obtain maximum total return consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds, including but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds. The Portfolio will invest at least 65% (at the time of purchase) of its assets in investment grade debt securities and maintain a dollar-weighted average portfolio maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% (at the time of purchase) of its net assets. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign debt and equity securities.

      Janus Aspen Large Cap Growth Portfolio (formerly, the Growth Portfolio) (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index at the time of purchase. For the Portfolio's 80% policy, net assets will take into account borrowing for investment purposes. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets. Effective May 1, 2005, this Portfolio was closed to new investors; however, Owners with amounts invested in this Portfolio as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Portfolio.

      Janus Aspen Worldwide Growth Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital primarily through investments in common stocks of companies of any size throughout the world. Worldwide Growth Portfolio normally invests at least 80% of its total assets in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets. Effective May 1, 2005, this Portfolio was closed to new investors; however, Owners with amounts invested in this Portfolio as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Portfolio.


Maxim Series Fund, Inc. (advised by GW Capital Management, LLC (d.b.a. Maxim Capital Management) ("MCM"), a wholly-owned subsidiary of Great-West)

      Maxim Ariel Small-Cap Value Portfolio seeks long- term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Frank Russell U.S. equity universe at the time of purchase. This Fund will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth. The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Fund will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

      Ariel Capital Management, LLC is the sub-adviser to this Fund.

      Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small, medium, or medium/large capitalization quintiles of the Frank Russell U.S. equity universe at the time of purchase. This Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Fund will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

      Ariel Capital Management, LLC is the sub-adviser to this Fund.

      Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital preservation. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. It may also invest up to 20% in preferred stocks, convertible preferred stocks or foreign securities and up to 35% in below investment grade quality ("high-yield/high-risk" or "junk") bonds.

      Loomis Sayles & Company, L.P. is the sub-adviser to this Fund.

      Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the SEC and traded in the U.S.

      INVESCO Global Asset Management (N.A.) is the sub-adviser to this Fund.


      Maxim MFS(R) Small-Cap Growth Portfolio seeks to achieve long-term capital growth. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investments purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion. Effective May 1, 2005, this Portfolio was closed to new investors; however, Owners with amounts invested in this Portfolio as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Portfolio.


      Massachusetts Financial Services Company is the sub-adviser for this Fund.


      Maxim Loomis Sayles Small-Cap Value Portfolio seeks long-term capital growth. The Fund invests primarily in small cap companies within the Russell 2000 Index. It looks to build a core of small cap stocks of solid growth companies that may have experienced business problems but are believed to have favorable prospects for recovery. The fund may also invest up to 3.5% of assets in securities with market capitalizations in excess of the Russell 2000 Index market capitalization range. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2000 smallest U.S. companies (market capitalization if $175.8 million to $1.6 billion)in the Russell 3000 Index.


      Loomis Sayles & Company, L.P. is the sub-adviser to this Fund.


      Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.


      Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in common stocks of well-established companies paying above-average dividends.

      T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.


      Maxim T. Rowe Price Mid Cap Growth seeks long-term capital appreciation. The Fund primarily invests in securities whose market capitalization fall within the range of companies included in either the Standard & Poor's 400 Mid Cap Index or the Russell Mid Cap Growth index. It emphasizes on companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The Fund may also invest up to 25% of its total assets in foreign securities. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the Standard & Poor's 400 MidCap Index or the Russell MidCap Growth Index (approximately $594 million to $18.5 billion as of January 31, 2005). The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Fund, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges. This Fund will emphasize companies whose earnings are expected to grow at a faster rate than the average mid-cap company. Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, stocks will be selected by using T. Rowe Price's fundamental research, which encompasses both qualitative and quantitative analysis. The Fund will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.


      Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.

      Maxim Profile Portfolios
      Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance.

      Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

      Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments and, to a lesser degree, emphasizing fixed income securities.

      Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

      Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and, to a lesser degree, equity investments.

      Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)


      Neuberger Berman AMT Fasciano Portfolio (S Shares) seeks long-term capital growth. The portfolio manager also may consider a company's potential for current income prior to selecting it for the fund. To pursue this goal, the Fund invests in common stocks of small-capitalization companies, which is defined as those with a total market value no more than $1.5 billion at the time the fund first invests in them.

      Neuberger Berman AMT Guardian Portfolio (S Shares) seeks long-term growth, and, secondarily, current income. The Fund invests primarily in common stocks of long-established, high-quality companies. A value-oriented investment approach is used in selecting securities. Effective April 1, 2004, this Fund was closed to new investors; however, Owners with amounts invested in this Fund as of April 1, 2004, may continue to allocate premium payments and Transfer amounts into and out of this Fund.

      Neuberger Berman AMT Mid-Cap Growth Portfolio (S Shares) seeks growth of capital. Under normal market conditions, the Fund invests in equity securities of medium-sized companies. A growth-oriented investment approach is used in selecting securities. Effective May 1, 2005, this Fund was closed to new investors; however, Owners with amounts invested in this Fund as of May 1, 2005, may continue to allocate premium payments and Transfer amounts into and out of this Fund.

      Neuberger Berman AMT Partners Portfolio (S Shares) seeks capital growth. The Fund invests in common stocks and other equity securities of medium to large capitalization established companies. A value-oriented investment approach is used in selecting securities.

      Neuberger Berman AMT Socially Responsive Portfolio (S Shares) seeks long-term growth of capital by investing in securities of companies that meet both financial and social criteria. A value-oriented investment approach is used in selecting securities.


PIMCO (advised by Pacific Investment Management Company, LLC)


      PIMCO VIT Real Return (Administrative Shares) seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing at least 80% of its total assets in inflation-indexed fixed income securities with a duration varying within 2 years of the duration of the Lehman Brothers U.S. TIPS Index.

      PIMCO VIT Total Return (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests in intermediate fixed income securities with at least 65% of its total assets in a diversified portfolio of fixed income instruments. It can invest up to 30% of its total assets in foreign currencies.

      PIMCO VIT Low Duration Bond (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 65% of its total assets in a diversified portfolio of fixed income instruments, with a focus on investment grade short maturity fixed income securities. May invest up to 30% of its total assets in foreign currencies.

      PIMCO VIT High Yield (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or if unrated, determined by PIMCO to be of comparable quality. The High Yield Fund's quality guideline permits the Fund to invest in securities with lower-quality credit ratings. Under these guidelines, the Fund will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody's or S&P, or, if unrated determined by PIMCO to be of comparable quality. The average duration of portfolio varies within a two to six year time frame based on PIMCO's forecast for interest rates. Seeks intermediate higher yielding fixed income securities.

Scudder Variable Series I (advised by Deutsche Investment Management Americas Inc.)

      Scudder Variable Series I Global Discovery Portfolio (A Shares) seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2004, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion.

Scudder Variable Series II (advised by Deutsche Investment Management Americas Inc.) The SVS Dreman High Return Equity Portfolio is subadvised by Dreman Value Management L.L.C.

      SVS Dreman High Return Equity Portfolio (A Shares) seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are undervalued. As of December 31, 2004, the S&P 500 Index had a median market capitalization of $11.29 billion.


STI Classic Variable Trust (advised by Trusco Capital Management, Inc.)

      STI Classic Capital Appreciation Fund seeks to provide capital appreciation. It generally invests primarily in U.S. common stocks and other equity securities that the Fund's adviser believes have strong business fundamentals, such as revenue growth, cash flows, and earnings trends.

      STI Classic Small Cap Value Equity Fund seeks to achieve capital appreciation with current income as a secondary investment goal. It generally invests at least 80% of its net assets in common stocks of small-sized U.S. companies (i.e., companies with market capitalizations under $2 billion). In selecting investments, the Fund's advisor chooses companies that it believes are undervalued in the market.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account, and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Divisions in accordance with instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Charges and Deductions

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each premium payment as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's premium tax may be higher or lower than the amount attributable to premium taxes that we deduct from your premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through
10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for Corporate Owned Policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the surrender Request was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

      Policy Year            Percentage of
                             Account Value
                               Returned
        Year 1                    6%
        Year 2                    5%
        Year 3                    4%
        Year 4                    3%
        Year 5                    2%
        Year 6                    1%
         Year 7+                  0%

As described under the heading "Term Life Insurance Rider" on page 35, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1) is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)  is the service charge;
(3) is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and
(4) is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:

o    the death benefit divided by 1.00327374; less
o your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 1980 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("1980 CSO") GW KEY BUSINESS UNIT:
PLEASE CONFIRM NONE OF THE POLICIES ARE BASED ON THE 2001 CSO TABLE. Our monthly risk rates for unisex Policies will never exceed a maximum based on the 1980 CSO using male lives. Currently, the guaranteed minimum monthly risk charge is $0.08 per $1000 and the guaranteed maximum is $83.33 per $1000.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15.00 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15.00 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10.00 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same calendar year. The allocation of your Initial Premium from the Maxim Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the transfer fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges.  Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. A table containing current estimates of these charges and expenses can be found starting on page 11. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

o    transfer ownership to a new Owner;
o name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
o    change or revoke a contingent owner;
o change or revoke a Beneficiary (unless a previous beneficiary designation was irrevocable);
o    exercise all other rights in the Policy;
o increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
o change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit premium payments received prior to the end of the free look period as described in the "Free Look Period" section of this prospectus on page 37.

You may change your allocation percentages at any time by Request. Telephone Requests will be honored only if we have a properly completed telephone authorization form for you on file. An allocation change will be effective as of the date we receive the Request for that change. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone Requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. However, if we do not take reasonable steps to ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate this telephone privilege at any time without notice.

Transfers among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request. Telephone Requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased your Policy will not be responsible for losses resulting from acting upon telephone Requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate the telephone Transfer privilege at any time without notice.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A transfer fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a policy year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions does not count toward the twelve free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the twelve free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the underlying Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. In addition, frequent or unusually large transfers may harm performance by increases Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner's activity and request a determination from the Eligible Fund as to whether such activity constitutes improper trading. If the Fund determines that the activity constitutes improper trading, GWL&A will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. At that time, we will also request you select one of four trading restrictions to be implemented going forward if the improper trading activity is not stopped upon receipt of our written request. We will then provide a subsequent report of the Owner's trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that the trading restriction selected is being implemented. The four possible trading restrictions are:

o Restrict the Owner to inquiry-only access for the web and voice response unit so that the you will only be permitted to make Transfer Requests by written Request mailed to GWL&A through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center. Once the U.S. Mail Restriction has been in place for one hundred eighty
     (180) days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby you acknowledge the potentially harmful effects of improper trading on Funds and other investors, represent that no further improper trading will occur, and acknowledge that we may implement further restrictions, if necessary, to stop improper trading by the you;
o Close the applicable Fund to all new monies, including Contributions and Transfers in;
o Restrict all Owners to one purchase in the applicable Fund per ninety (90) day period; or
o Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.


If the Owner does not select one of the above restrictions or provide direction to us, the Fund will be so advised. Absent corrective action by the Owner satisfactory to the Fund, the Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Owner. INHERENTLY SUBJECTIVE JUDGMENTS WILL BE INVOLVED WHEN AN OWNER SELECTS ONE OF THE FOUR TRADING RESTRICTIONS OR IF AN ELIGIBLE FUND DECIDES TO REJECT ALL TRADES INITIATED BY AN OWNER. THE DISCRETIONARY NATURE OF OUR PROCEDURES CREATES A RISK THAT WE MAY TREAT SOME OWNERS DIFFERENTLY THAN OTHERS.

Please note that the Account's marketing timing procedures are such that the Account does not impose trading restrictions unless or until an Eligible Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.


We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.


You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.


Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future premium allocations and Transfers of Account Value. If we do so, we will notify you and ask you to change your premium allocation instructions. If you do not change those instructions by the Division's closing date, Premiums allocated to that Division automatically will be allocated to the Maxim Money Market Portfolio Division until you instruct us otherwise. A Division closing may affect dollar cost averaging and the rebalancer option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 26 of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our general account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification --

o is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
o is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
o is necessary to reflect a change in the operation of the Series Account or the Divisions; or
o    adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen plus the amount in your Loan Account. The Account Value varies depending upon the premiums paid, expense charges applied to premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account on the Policy Date equals:
o    that portion of net premium received and allocated to the Division, less
o    the service charges due on the Policy Date, less
o    the monthly risk charge due on the Policy Date, less
o    the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on subsequent Valuation Dates is equal to:
o the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
o that portion of net premium received and allocated to the Division during the current Valuation Period, plus
o that portion of the value of the Loan Account Transferred to the Division upon repayment of a policy loan during the current Valuation Period; plus
o any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
o any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
o that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
o that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
o that portion of fees due in connection with a partial withdrawal charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
o if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the mortality and expense risk charge for each day in the Valuation Period from the quotient of (1) and (2) where:
(1) is the net result of:

o the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
o the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus
o a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:
o the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period; plus or minus
o a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 100 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single premium for this insurance will be based on the 1980 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table. The cash value of your paid-up insurance, which initially is equal to the net single premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be equal to the cash value of the paid-up policy and, thus, as your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 100" on page 45.

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables beginning on page 8.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 100. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider's death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy's specifications page.

Coverage under this rider will take effect on the later of:
o    the Policy Date of the Policy to which this rider is attached; or
o the Policy Anniversary following our approval of your Request to add this rider to your Policy, subject to the deduction of the first monthly risk charge for the rider.

       The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.


If you purchase this rider, the target premium amount, to which the sales charge applies, will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total premium payments. As a result, this rider generally is not offered in connection with any Policy with annual premium payments of less than $100,000, except for policies issued on a Guaranteed Issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales charges deducted from your premiums will occur, when the maximum term rider is purchased.




You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

o    the date the Policy is surrendered or terminated;
o    the expiration of the grace period of the Policy; or
o    the death of the Insured.

Change of Insured Rider. This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) evidence of insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured;
(4) evidence that the new Insured's age, nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, policy premiums will be based on the new Insured's age, sex, mortality class and the premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the twelve free Transfers allowed in a calendar year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the Rebalancer Request. Your premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a policy year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a policy year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the proposed Insured. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Proposed Insureds must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept premium payments before approval of an application, however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your premium payment to the Series Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net premium will first be allocated to the Money Market Investment Division and remain there until the next Valuation Date following the end of the free look period plus 5 calendar days. On that date, the Sub-Account value held in the Money Market Investment Division will be allocated to the Investment Division(s) selected by you. If your premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may change not your Division allocations but you may change your allocation percentages.

Policies returned during the free look period will be void from the date we issued the Policy. In most states, we will refund your current Policy Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Policy Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net premium payments to the Maxim Money Market Division Portfolio. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. You may pay additional premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 per Policy without our consent, although we will accept a smaller premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - - Expense Charge Applied to Premium," on page 26.

Planned Periodic Premiums. While you are not required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:
o    the amount of the selected death benefit option, less
o    the value of any Policy Debt on the date of the Insured's death, less
o    any accrued and unpaid policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy: the guideline premium test ("GPT") and the cash value accumulation test ("CVAT"). See "Federal Income Tax Considerations - Tax Status of the Policy," on page 43.

The Policy must qualify under either the GPT or the CVAT. When you purchase a Policy, you must choose the procedure under which your Policy will qualify. You may not change your choice while the Policy is in force.

Under both testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit depend on the testing procedure chosen and vary by age. The factors (expressed as percentages) used for GPT are shown in Appendix B and those used for CVAT are set forth in your Policy.

Under the GPT, there is also a maximum amount of Premium that may be paid with respect to your Policy.

In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the CVAT may be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the GPT may generally be more appropriate. You should consult with a qualified tax advisor before deciding. If you do not elect either the CVAT or the GPT, we will use the CVAT to qualify your Policy.

The Policy has three death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is --
o the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,
o the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix B or in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is --
o the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death less any partial withdrawals; or, if greater,
o the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix B or in your Policy.

This death benefit option should be selected if you want your death benefit to increase with your Account Value.

Option 3. The "Premium Accumulation" Option. Under this option, the death benefit is --
o the sum of the Total Face Amount and premiums paid under the Policy plus interest at the rate specified in your Policy less any partial withdrawals; or, if greater,
o the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in Appendix B or in your Policy.

This death benefit option should be selected if you want a specified amount of death benefit plus a return of the Premiums you paid with guaranteed interest.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the "Account Value" and "Charges and Deductions" sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

o If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

o If the change is from option 1 to option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the accumulated value of all Premiums at the interest rate shown in your Policy. Evidence of insurability may be required.
o If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.
o If the change is from option 2 to option 3, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value less the accumulated value of all Premiums at the interest rate shown in your Policy.
o If the change is from option 3 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the accumulated value of all Premiums at the interest rate shown in your Policy.
o If the change is from option 3 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value plus the accumulated value of all Premiums at the interest rate shown in your Policy.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases. To Request an increase, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the "Charges and Deductions" section of this Prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this Prospectus.
Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order: o first, to the most recent increase; o second, to the next most recent increases, in reverse chronological order; and o finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven (7) days of our receipt of the completed Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," beginning on page 43 of this prospectus.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal form your Policy. The proceeds of any such partial withdrawal will be payable within seven (7) days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in the proportion the amounts in the Divisions bear to your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page 43 of this prospectus.

Loans

Policy Loans. You may request a policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. When a policy loan is made, a portion of your Account Value equal to the amount of the policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in the proportion the amounts in the Divisions bear to your Account Value. The minimum policy loan amount is $500.

The interest rate on the policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for policy loans is The Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If that Average ceases to be published, the maximum interest rate for policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a policy loan, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. Amounts paid to repay a policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
o you make your reinstatement Request within three years from the date of termination;
o    you submit satisfactory evidence of insurability to us;
o you pay an amount equal to the policy charges which were due and unpaid at the end of the grace period;
o you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
o you repay or reinstate any policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
o    the Account Value at the time of termination; plus
o    net premiums attributable to premiums paid to reinstate the Policy; less
o    the monthly expense charge; less
o the monthly cost of insurance charge applicable on the date of reinstatement; less
o    The expense charge applied to premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven (7) days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or policy loan may be postponed whenever:
o the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

o    the SEC, by order, permits postponement for the protection of Owners; or
o an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service's (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition of federal income tax on you with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in you being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled "Distributions" for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences: o the exchange of a Policy for a life insurance, endowment or annuity contract; o a change in the death benefit option; o a policy loan; o a partial surrender; o a complete surrender; o a change in the ownership of a Policy; o a change of the named Insured; or o an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the premium payment unless we receive a MEC acceptance form or policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions.

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), policy loans and loans secured by the Policy are not subject to the 10 percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:
o First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.
o Second, policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
o Third, a 10 percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:
     1.   made when the taxpayer is age 59 1/2 or older;
     2.   attributable to the taxpayer becoming disabled; or
     3. is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer's life (or life expectancy) or for the duration of the longer of the taxpayer's or the Beneficiary's life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 100. As described above, when the Insured reaches Attained Age 100, we will issue you a "paid-up" life insurance policy. We believe that the paid-up life insurance policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

We do not make any guarantees about the Policy's tax status.

We believe the Policy will be treated as a life insurance contract under federal tax laws.

Death benefits generally are not subject to federal income tax.

Investment gains are normally not taxed unless distributed to you before the Insured dies.

If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.

If your Policy becomes a MEC, partial withdrawals, policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Current Tax Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC ss. 6011 and Treas. Reg.
Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS Equities, Inc., the principal underwriter and distributor of the Policy. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Vice President, Counsel and Associate Secretary of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Financial Statements

Great-West's consolidated financial statements, which are included in the Statement of Additional Information ("SAI"), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

The financial statements of the Series Accounts are also included in the SAI.

Appendix A - Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value - The sum of the value of your interests in the Divisions and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age - The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary - The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day - Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value - is equal to:
(a) Policy Value Account on the effective date of the surrender; less (b) outstanding policy loans and accrued loan interest, if any; less (c) any monthly cost of insurance charges.

Corporate Headquarters - Great-West Life & Annuity Insurance Company ("the Company"), 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds - The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions - Divisions into which the assets of the Series Account are divided, each of which corresponds to an investment choice available to you.

Due Proof - Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date - The date on which the first premium payment is credited to the Policy.

Evidence of Insurability - Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fund - An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

Initial Premium - The initial premium amount specified in a Policy.

Insured - The person whose life is insured under the Policy.

Issue Age - The Insured's age as of the Insured's birthday nearest the Policy Date.

Issue Date - The date on which we issue a Policy.

Loan Account - All outstanding loans plus credited loan interest held in the general account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value - The sum of all outstanding loans plus credited loan interest for this policy.

MEC - Modified Endowment Contract. For more information regarding MECs, see "Modified Endowment Contracts" on page 44.

NYSE - New York Stock Exchange.

Owner - The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary - The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date - The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt - The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month - The one-month period commencing on the same day of the month as the Policy Date.

Policy Year - The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums - Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request - Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner's assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC - The United States Securities and Exchange Commission.

Series Account - The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL -2 Series Account. It is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Sub-Account - Sub-division(s) of the Account Value containing the value credited to the Owner from the Series Account.

Surrender Benefit - Account Value less any outstanding policy loans and less accrued loan interest.

Total Face Amount - The amount of life insurance coverage you request as specified in your Policy.

Transaction Date - The date on which any premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account Value will be valued on the day that the premium payments or Request is received and the NYSE is open for trading.

Transfer - The moving of money from one or more Division(s) to one or more Division(s).

Unit - An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value - The value of each Unit in a Division.

Valuation Date - The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division's assets is determined at the end of each

Valuation Date. To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period - The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE on that Valuation Date.

Appendix B -- Table of Death Benefit Percentages

           Applicable Age          Percentage        Applicable Age        Percentage
                 20                   250%                 60                 130%
                 21                   250%                 61                 128%
                 22                   250%                 62                 126%
                 23                   250%                 63                 124%
                 24                   250%                 64                 122%
                 25                   250%                 65                 120%
                 26                   250%                 66                 119%
                 27                   250%                 67                 118%
                 28                   250%                 68                 117%
                 29                   250%                 69                 116%
                 30                   250%                 70                 115%
                 31                   250%                 71                 113%
                 32                   250%                 72                 111%
                 33                   250%                 73                 109%
                 34                   250%                 74                 107%
                 35                   250%                 75                 105%
                 36                   250%                 76                 105%
                 37                   250%                 77                 105%
                 38                   250%                 78                 105%
                 39                   250%                 79                 105%
                 40                   250%                 80                 105%
                 41                   243%                 81                 105%
                 42                   236%                 82                 105%
                 43                   229%                 83                 105%
                 44                   222%                 84                 105%
                 45                   215%                 85                 105%
                 46                   209%                 86                 105%
                 47                   203%                 87                 105%
                 48                   197%                 88                 105%
                 49                   191%                 89                 105%
                 50                   185%                 90                 105%
                 51                   178%                 91                 104%
                 52                   171%                 92                 103%
                 53                   164%                 93                 102%
                 54                   157%                 94                 101%
                 55                   150%                 95                 100%
                 56                   146%                 96                 100%
                 57                   142%                 97                 100%
                 58                   138%                 98                 100%
                 59                   134%                 99                 100%


Appendix C -- Sample Hypothetical Illustrations

Illustrations of death benefits, surrender values and accumulated premiums

The illustrations in this prospectus have been prepared to help show how values under the Policy change with investment performance. The illustrations on the following pages illustrate the way in which a Policy Year's death benefit, Account Value and Cash Surrender Value could vary over an extended period of time. They assume that all Premiums are allocated to and remain in the Series Account for the entire period shown and are based on hypothetical gross annual investment returns for the Funds (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.

The Account Values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy Years. The values would also be different depending on the allocation of a Policy's total Account Value among the Divisions of the Series Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below such averages.

The amounts shown for the death benefits and Account Values take into account all charges and deductions imposed under the Policy based on the assumptions set forth in the tables below. These include the expense charges applied to premium, the daily risk percentage charged against the Series Account for mortality and expense risks, the monthly service charge and the monthly cost of insurance. The expense charges applied to premium is equal to a guaranteed maximum of 6.5% for sales load and a guaranteed maximum of 3.5% to cover our federal tax obligations and the applicable local and state premium tax. The current level of these charges is 5.5% for sales load (for Policy Years 1 through 10 only) and 3.5% for federal tax obligations and applicable local and state premium tax.

The daily risk percentage charged against the Series Account for mortality and expense risks is an annual effective rate of 0.40% for the first five Policy Years, 0.25% for Policy Years 6 through 20, and 0.10% thereafter and is guaranteed not to exceed an annual effective rate of 0.90%. The monthly service charge is $10.00 per month for the first three Policy Years and $7.50 per Policy Month for all Policy Years thereafter. This charge is guaranteed not to exceed $15 per Policy Month.


The amounts shown in the tables also take into account the Funds' advisory fees and operating expenses, which are assumed to be at an annual rate of 0.86% of the average daily net assets of each Fund. This is based upon a simple average of the advisory fees and expenses of all the Funds for the most recent fiscal year taking into account any applicable expense caps or expense reimbursement arrangements. Actual fees and expenses that you will incur may be more or less than 0.86%, and will vary from year to year. See "Charges and Deductions -- Fund Expenses" in this prospectus and the prospectuses for the Funds for more information on Fund expenses. The gross annual rates of investment return of 0%, 6% and 12% correspond, on a current basis, to net annual rates of -1.25%, 4.67%, and 10.60%, respectively, during the first five Policy Years, -1.10%, 4.83%, and 10.76%, respectively, for Policy Years 6 through 20, and -0.96%, 4.99% and 10.93%, respectively, thereafter.


The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Series Account since no charges are currently made. If, in the future, such charges are made, in order to produce the illustrated death benefits, Account Values and Cash Surrender Values, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by a sufficient amount to cover the tax charges.

We will furnish upon request a comparable table using any specific set of circumstances. In addition to a table assuming Policy charges at their maximum, we will furnish a table assuming current Policy charges.

                                    TABLE 1
                  Great-West Life & Annuity Insurance Company
                           COLI VUL-2 Series Account
                                  Male, Age 45
                          $1,000,000 Total Face Amount
                           Annual Premium $12,524.03
                             Death Benefit Option 1
                             Current Policy Charges

                        Hypothetical 0% Gross        Hypothetical 6% Gross     Hypothetical 12% Gross
                     Investment Return Net -1.25% Investment Return Net 4.67%   Investment Return Net
                                                                                       10.60%
          Premiums
          Paid Plus
 Policy   interest   ContractSurrender Death   Contract  Surrender  Death   Contract Surrender Death
  Year   At 5% Per    Value   Value   Benefit    Value    Value    Benefit   Value     Value   Benefit
  ----      -------   -----   -----   -------    -----    -----    -------   -----     -----   -------
            Year
   1       13,150    10,430   11,056  1,000,000 11,079    11,744  1,000,000  11,729   12,432  1,000,000
   2       26,958    20,155   21,163  1,000,000 22,085    23,189  1,000,000  24,092   25,297  1,000,000
   3       41,456    29,195   30,363  1,000,000 33,027    34,348  1,000,000  37,175   38,662  1,000,000
   4       56,679    37,598   38,726  1,000,000 43,946    45,265  1,000,000  51,103   52,636  1,000,000

   5       72,663    45,010   45,910  1,000,000 54,477    55,567  1,000,000  65,599   66,911  1,000,000
   6       89,447    51,422   51,936  1,000,000 64,606    65,252  1,000,000  80,761   81,569  1,000,000
   7       107,069   56,785   56,785  1,000,000 74,249    74,249  1,000,000  96,600   96,600  1,000,000
   8       125,573   61,561   61,561  1,000,000 83,853    83,853  1,000,000 113,679  113,679  1,000,000
   9       145,002   65,871   65,871  1,000,000 93,537    93,537  1,000,000 132,273  132,273  1,000,000

   10      165,402   69,609   69,609  1,000,000 103,207  103,207  1,000,000 152,467  152,467  1,000,000
   11      186,823   73,470   73,470  1,000,000 113,600  113,600  1,000,000 175,240  175,240  1,000,000
   12      209,314   77,867   77,867  1,000,000 125,121  125,121  1,000,000 201,177  201,177  1,000,000
   13      232,930   82,791   82,791  1,000,000 137,817  137,817  1,000,000 230,610  230,610  1,000,000
   14      257,727   87,260   87,260  1,000,000 150,798  150,798  1,000,000 263,052  263,052  1,000,000

   15      283,763   91,173   91,173  1,000,000 163,990  163,990  1,000,000 298,799  298,793  1,000,000
   16      311,101   94,428   94,428  1,000,000 177,319  177,319  1,000,000 338,176  338,176  1,000,000
   17      339,807   96,925   96,925  1,000,000 190,714  190,714  1,000,000 381,607  381,607  1,000,000
   18      369,947   98,455   98,455  1,000,000 204,004  204,004  1,000,000 429,492  429,492  1,000,000
   19      401,595   98,916   98,916  1,000,000 217,117  217,117  1,000,000 482, 403 482,403  1,000,000
   20      434,825   98,201   98,201  1,000,000 229,981  229,981  1,000,000 541,018  541,018  1,000,000

 Age 60    283,763   91,173   91,173  1,000,000 163,990  163,990  1,000,000 298,793  298,793  1,000,000
 Age 65    434,825   98,201   98,201  1,000,000 229,981  229,981  1,000,000 541,018  541,018  1,000,000
 Age 70    627,622   91,164   91,164  1,000,000 305,964  305,964  1,000,000 951,046  951,046  1,473,388
 Age 75    873,686   54,799   54,799  1,000,000 386,836  386,836  1,000,000 1,606,8771,606,8772,258,433
Age 100   3,586,234     -       -        -         -        -         -     16,624,3816,624,3817,289,357
       :

Notes:
(1) "0" values in the "Contract Value," "Surrender Value" and "Death Benefit" columns indicate Policy lapse.
(2) Assumes a $12,524.03 premium is paid at the beginning of each Policy Year. Values will be different if premiums are are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans have been made. Excessive loans or partial withdrawals may cause your Policy to lapse due to insufficient Account Value.
The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a policy owner, and the different investment rates of return for the Funds. The Cash Surrender Value and death benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. They would also be different if any policy loans or partial withdrawals were made. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

                                                 TABLE 2
                              Great-West Life & Annuity Insurance Company
                                       COLI VUL-2 Series Account
                                             Male, Age 45
                                     $1,000,000 Total Face Amount
                                       Annual Premium $12,524.03
                                        Death Benefit Option 1
                                       Guaranteed Policy Charges

                       Hypothetical 0% Gross      Hypothetical 6% Gross       Hypothetical 12% Gross
                       Investment Return Net   Investment Return Net 4.16%     Investment Return Net
                              -1.73%                                                  10.06%
          Premiums
          Paid Plus
 Policy   interest   ContractSurrender Death   Contract  Surrender  Death   Contract Surrender Death
  Year   At 5% Per    Value   Value   Benefit    Value    Value    Benefit   Value     Value   Benefit
  ----      -------   -----   -----   -------    -----    -----    -------   -----     -----   -------
            Year
   1       13,150     6,553   6,946   1,000,000  7,074    7,498   1,000,000  7,597     8,052   1,000,000
   2       26,958    12,553   13,181  1,000,000 13,992    14,691  1,000,000  15,497   16,272   1,000,000
   3       41,456    18,129   18,854  1,000,000 20,873    21,708  1,000,000  23,866   24,820   1,000,000
   4       56,679    23,289   23,988  1,000,000 27,722    28,554  1,000,000  32,757   33,740   1,000,000

   5       72,663    27,928   28,487  1,000,000 34,423    35,111  1,000,000  42,114   42,956   1,000,000
   6       89,447    32,056   32,377  1,000,000 40,976    41,385  1,000,000  51,995   52,515   1,000,000
   7       107,069   35,569   35,569  1,000,000 47,263    47,263  1,000,000  62,349   62,349   1,000,000
   8       125,573   38,362   38,362  1,000,000 53,164    53,164  1,000,000  73,122   73,122   1,000,000
   9       145,002   40,448   40,448  1,000,000 58,669    58,669  1,000,000  84,377   84,377   1,000,000

   10      165,402   41,722   41,722  1,000,000 63,650    63,650  1,000,000  96,070   96,070   1,000,000
   11      186,823   42,080   42,080  1,000,000 67,975    67,975  1,000,000 108,157   108,157  1,000,000
   12      209,314   41,528   41,528  1,000,000 71,619    71,619  1,000,000 120,707   120,707  1,000,000
   13      232,930   39,958   39,958  1,000,000 74,439    74,439  1,000,000 133,687   133,687  1,000,000
   14      257,727   37,373   37,373  1,000,000 76,397    76,397  1,000,000 147,177   147,177  1,000,000

   15      283,763   33,655   33,655  1,000,000 77,336    77,336  1,000,000 161,160   161,160  1,000,000
   16      311,101   28,686   28,686  1,000,000 77,087    77,087  1,000,000 175,624   175,624  1,000,000
   17      339,807   22,338   22,338  1,000,000 75,468    75,468  1,000,000 190,563   190,563  1,000,000
   18      369,947   14,476   14,476  1,000,000 72,279    72,279  1,000,000 205,979   205,979  1,000,000
   19      401,595    4,722   4,722   1,000,000 67,070    67,070  1,000,000 221,684   221,684  1,000,000
   20      434,825      -       -        0      59,578    59,578  1,000,000 237,680   237,680  1,000,000

 Age 60    283,763   33,655   33,655  1,000,000 77,336    77,336  1,000,000 161,160   161,160  1,000,000
 Age 65    434,825      -       -        0      59,578    59,578  1,000,000 237,680   237,680  1,000,000
 Age 70    627,622      -       -        0         -        -         0     320,335   320,335  1,000,000
 Age 75    873,686      -       -        0         -        -         0     399,730   399,730  1,000,000
Age 100       -         -       -        -         -        -         -        -         -        -

Notes:
(1) "0" values in the "Contract Value," "Surrender Value" and "Death Benefit" columns indicate Policy lapse.
(2) Assumes a $12,524.03 premium is paid at the beginning of each Policy Year. Values will be different if premiums are are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans have been made. Excessive loans or partial withdrawals may cause your Policy to lapse due to insufficient Account Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a policy owner, and the different investment rates of return for the Funds. The Cash Surrender Value and death benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. They would also be different if any policy loans or partial withdrawals were made. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.

A Statement of Additional Information ("SAI") is a document that includes additional information about the COLI VUL-2 Series Account, including the financial statements of both Great-West Life & Annuity Insurance Company and the COLI VUL-2 Series Account. The SAI is incorporated by reference into the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West Life & Annuity Insurance Company toll-free at (888) 353-2654 or via e-mail at KEYBUSINESS@GWL.COM.


Information about the COLI VUL-2 Series Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the COLI VUL-2 Series Account are available on the SEC's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.



                    Investment Company Act File No. 811-09201

                            COLI VUL-2 SERIES ACCOUNT



                            Flexible Premium Variable
                        Universal Life Insurance Policies



                                   Issued by:



                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111





                       STATEMENT OF ADDITIONAL INFORMATION





        This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2005, which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at KEYBUSINESS@GWL.COM.





                                   May 1, 2005


                                Table of Contents

General Information and History
      of Great-West and the Series
      Account.........................................................................1

      State Regulation................................................................1

      Experts.........................................................................1


Independent Registered Public Accounting Firm.........................................1


Underwriters..........................................................................2

Underwriting Procedures...............................................................2

Illustrations..........................................................................

Financial Statements...................................................................

General Information and History of Great-West and the Series Account

Great-West Life & Annuity Insurance Company ("Great-West," the "Company," "we" or "us") is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is an indirect, wholly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is, in turn, a subsidiary of Power Financial Corporation, a financial services company. Power Corporation, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation.

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Experts

Actuarial matters included in the prospectus and the registration statement of which it is a part, including the hypothetical Policy illustrations, have been examined by Ron Laeyendecker, F.S.A., M.A.A.A, Actuary of the Company, and are included in reliance upon his opinion as to their reasonableness.

We established "COLI VUL-2 Series Account" (the "Series Account") in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.


Independent Registered Public Accounting Firm


The accounting firm of Deloitte & Touche LLP performs auditing services for Great-West and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado, 80202-3942.


The consolidated financial statements of Great-West as of December 31, 2003 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004, as well as the financial statements of the Series Account for the years ended December 31, 2003 and 2004, which are included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their reports appearing herein. Such financial statements have been included herein in reliance upon the reports of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.



Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. ("GWFS Equities"), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village,

Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc ("NASD").

GWFS Equities has received no underwriting commissions in connection with this offering.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 which are members of the NASD and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 70% of premium up to the first year target premium and 7% of the portion of the first year premium above the target. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a Fully Underwritten Basis applicants up to 300% of our standard current mortality assumptions. We will issue on a Simplified Basis based on case characteristics, such as required policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a Guaranteed Basis for larger groups based on case characteristics such as the size of the group, policy size, average age of group, industry, and group location.

Illustrations - Illustration provided in Appendix C of prospectus.

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The consolidated financial statements of GWL&A as contained herein should be considered only as bearing upon GWL&A's ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

                   Great-West Life & Annuity Insurance Company


--------------------------------------------------------------------------------


                    FINANCIAL STATEMENTS FOR THE YEARS ENDED
                        DECEMBER 31, 2004, 2003 AND 2002
                            AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company:

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. Our audits also included the financial statement schedule listed in the Index at
Item 8. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.


/s/Deloitte & Touche LLP
Deloitte & Touche LLP
Denver, Colorado
February 25, 2005




                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003
                  (Dollars in Thousands, Except Share Amounts)


                                                                                            December 31,
                                                                          --------------------------------------------------
                                                                                   2004                       2003
                                                                          -----------------------    -----------------------
ASSETS

INVESTMENTS:
  Fixed maturities, available-for-sale, at fair value
   (amortized cost $12,909,455 and $12,757,614)                        $           13,215,042     $           13,136,564
  Equity investments, at fair value (cost $591,474
   and $407,797)                                                                     637,434                     427,810
  Mortgage loans on real estate (net of
   allowances of $30,339 and $31,889)                                               1,543,507                  1,893,724
  Policy loans                                                                      3,548,225                  3,389,534
  Short-term investments, available-for-sale (cost
   approximates fair value)                                                           708,801                    852,198

                                                                          -----------------------    -----------------------
         Total Investments                                                         19,653,009                 19,699,830
                                                                          -----------------------    -----------------------

OTHER ASSETS:
  Cash                                                                                110,518                    151,278
  Reinsurance receivable:
   Related party                                                                    1,072,940                  1,345,847
   Other                                                                              260,409                    287,036
  Deferred policy acquisition costs                                                   301,603                    284,866
  Deferred ceding commission                                                           82,648                    285,165
  Investment income due and accrued                                                   159,398                    165,417
  Amounts receivable related to uninsured accident
   and health plan claims (net of allowances of
   $22,938 and $32,329)                                                               144,312                    129,031
  Premiums in course of collection (net of
   allowances of $7,751 and $9,768)                                                    95,627                     85,706
  Deferred income taxes                                                               138,845                    119,971
  Securities pledged to creditors                                                     340,755                    299,521
  Due from GWL&A Financial Inc.                                                        55,915
  Other assets                                                                        494,515                    580,987
SEPARATE ACCOUNT ASSETS                                                            14,155,397                 13,175,480
                                                                          -----------------------    -----------------------

TOTAL ASSETS                                                           $           37,065,891     $           36,610,135
                                                                          =======================    =======================




See notes to consolidated financial statements.







                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003
                  (Dollars in Thousands, Except Share Amounts)


                                                                                                  December 31,
                                                                                      --------------------------------------
                                                                                            2004                 2003
                                                                                      -----------------    -----------------
LIABILITIES AND STOCKHOLDER'S EQUITY

POLICY BENEFIT LIABILITIES:
  Policy reserves:
   Related party                                                                  $        5,170,447    $       5,640,251
   Other                                                                                  12,771,872           13,009,827
  Policy and contract claims                                                                 360,862              418,930
  Policyholders' funds                                                                       327,409              330,123
  Provision for policyholders' dividends                                                     118,096              127,074
  Undistributed earnings on participating business                                           192,878              177,175
GENERAL LIABILITIES:
  Due to The Great-West Life Assurance Company                                                26,659               30,950
  Due to GWL&A Financial Inc.                                                                194,164              175,691
  Repurchase agreements                                                                      563,247              389,715
  Commercial paper                                                                            95,044               96,432
  Payable under securities lending agreements                                                349,913              317,376
  Other liabilities                                                                          695,542              834,485
SEPARATE ACCOUNT LIABILITIES                                                              14,155,397           13,175,480
                                                                                      -----------------    -----------------
         Total Liabilities                                                                35,021,530           34,723,509
                                                                                      -----------------    -----------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
  Preferred stock, $1 par value, 50,000,000 shares
   authorized, 0 shares issued and outstanding
  Common stock, $1 par value; 50,000,000 shares
   authorized; 7,032,000 shares issued and outstanding                                         7,032                7,032
  Additional paid-in capital                                                                 725,935              722,365
  Accumulated other comprehensive income                                                     118,795              127,820
  Retained earnings                                                                        1,192,599            1,029,409
                                                                                      -----------------    -----------------
         Total Stockholder's Equity                                                        2,044,361            1,886,626
                                                                                      -----------------    -----------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                        $       37,065,891    $      36,610,135
                                                                                      =================    =================




See notes to consolidated financial statements.




                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                (In Thousands)


                                                                                  Year Ended December 31,
                                                                  ---------------------------------------------------------
                                                                        2004                2003                2002
                                                                  -----------------    ----------------    ----------------
REVENUES:
  Premiums:
   Related party (net of premiums ceded totaling                $       (52,134)     $     1,595,357     $        16,715
     $260,445, $815 and $2,046)
   Other (net of premiums ceded totaling
    $428,010, $460,277 and $81,743)                                     625,394              657,540           1,103,380
  Fee income                                                            915,644              840,072             883,562
  Net investment income                                               1,033,307              988,400             919,365
  Net realized gains on investments                                      57,947               39,560              41,626
                                                                  -----------------    ----------------    ----------------
         Total revenues                                               2,580,158            4,120,929           2,964,648
                                                                  -----------------    ----------------    ----------------

BENEFITS AND EXPENSES:
  Life and other policy benefits (net of
    reinsurance recoveries totaling $396,886,
   $410,430 and $50,974)                                                756,227              573,976             936,215
  Increase (decrease) in reserves:
    Related party                                                      (186,972)           1,450,185              15,934
    Other                                                               (69,901)              51,320              55,414
  Interest paid or credited to contractholders                          517,448              514,846             498,549
  Provision for policyholders' share of earnings
    on participating business                                            10,181                1,159               7,790
  Dividends to policyholders                                            108,822               92,118              78,851
                                                                  -----------------    ----------------    ----------------
         Total benefits                                               1,135,805            2,683,604           1,592,753
                                                                  -----------------    ----------------    ----------------

  Commissions                                                           193,943              180,673             185,450
  Operating expenses                                                    740,740              753,336             741,979
  Premium taxes                                                          33,030               31,675              30,714
                                                                  -----------------    ----------------    ----------------
         Total benefits and expenses                                  2,103,518            3,649,288           2,550,896
                                                                  -----------------    ----------------    ----------------

INCOME BEFORE INCOME TAXES                                              476,640              471,641             413,752
PROVISION FOR INCOME TAXES:
  Current                                                               152,028              173,181             126,222
  Deferred                                                               (1,808)             (19,561)              3,993
                                                                  -----------------    ----------------    ----------------
         Total income taxes                                             150,220              153,620             130,215
                                                                  -----------------    ----------------    ----------------

NET INCOME                                                      $       326,420      $       318,021     $       283,537
                                                                  =================    ================    ================




See notes to consolidated financial statements.





                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                 (In Thousands)


                                                                                  Accumulated Other
                                                                                   Comprehensive
                                                                                   Income (Loss)
                                                                             ----------- --- ----------
                                                                             Unrealized       Minimum
                                                                Additional     Gains          Pension
                                  Preferred       Common        Paid-in      (Losses) on     Liability       Retained
                                    Stock         Stock         Capital      Securities      Adjustment      Earnings       Total
                                 -----------   -----------    -----------    -----------     ----------    -----------   -----------
BALANCES, JANUARY 1, 2002     $           0  $    7,032    $     712,801  $      76,507   $          0   $   674,134   $  1,470,474
Net income                                                                                                   283,537        283,537
Other comprehensive income                                                       86,993        (12,884)                      74,109
                                                                                                                         -----------
  Total comprehensive income                                                                                                357,646
Dividends                                                                                                   (170,572)      (170,572)
Income tax benefit on stock
   compensation                                                    6,908                                                      6,908
                                 -----------   -----------    -----------    -----------     ----------    -----------   -----------
BALANCES, DECEMBER 31, 2002               0       7,032          719,709        163,500        (12,884)      787,099      1,664,456
Net income                                                                                                   318,021        318,021
Other comprehensive income                                                      (26,369)          3,573                     (22,796)
                                                                                                                         -----------
  Total comprehensive income                                                                                                295,225
Dividends                                                                                                    (75,711)       (75,711)
Income tax benefit on stock
   compensation                                                    2,656                                                      2,656
                                 -----------   -----------    -----------    -----------     ----------    -----------   -----------
BALANCES, DECEMBER 31, 2003               0       7,032          722,365        137,131         (9,311)    1,029,409      1,886,626
Net income                                                                                                   326,420        326,420
Other comprehensive income                                                       (3,585)        (5,440)                      (9,025)
                                                                                                                         -----------
  Total comprehensive income                                                                                                317,395
Dividends                                                                                                   (163,230)     (163,230)
Income tax benefit on stock
   compensation                                                    3,570                                                      3,570
                                 -----------   -----------    -----------    -----------     ----------    -----------   -----------
BALANCES, DECEMBER 31, 2004   $           0  $    7,032    $     725,935  $     133,546   $    (14,751)  $  1,192,599   $  2,044,361
                                 ===========   ===========    ===========    ===========     ==========    ===========   ===========



See notes to consolidated financial statements.



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                 (In Thousands)


                                                                                 Year Ended December 31,
                                                                  ------------------------------------------------------
                                                                       2004               2003               2002
                                                                  ----------------   ----------------   ----------------
OPERATING ACTIVITIES:
  Net income                                                    $       326,420    $       318,021    $       283,537
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Earnings allocated to participating
     policyholders                                                       10,181              1,159              7,790
    Amortization of investments                                          28,367            (64,126)           (76,002)
    Net realized gains on investments                                   (57,947)           (39,560)           (41,626)
    Depreciation and amortization                                        93,580             95,542             74,012
    Deferral of acquisition costs                                       (52,693)           (49,245)           (49,763)
    Deferred income taxes                                                (1,808)           (19,561)             3,993
  Changes in assets and liabilities, net of effects from acquisitions:
    Policy benefit liabilities                                         (106,912)           478,066            622,854
    Reinsurance receivable                                               21,352            (71,123)            41,199
    Receivables                                                         (34,056)           (33,621)            89,686
    Other, net                                                           63,437             55,531           (146,172)
                                                                  ----------------   ----------------   ----------------
Net cash (used in) provided by operating activities             $       289,921    $       671,083    $       809,508
                                                                  ----------------   ----------------   ----------------

INVESTING ACTIVITIES:
  Proceeds from sales, maturities and
   redemptions of investments:
   Fixed maturities available-for-sale:
    Sales                                                       $     6,150,160    $     7,852,152    $     5,729,919
    Maturities and redemptions                                        7,465,130          6,033,863          1,456,176
   Mortgage loans on real estate                                        368,734            191,353            213,794
   Equity investments                                                   148,685             86,908              2,798
  Purchases of investments:
   Fixed maturities available-for -sale                             (13,715,370)       (14,128,309)        (7,087,170)
   Mortgage loans on real estate                                        (50,577)           (11,690)            (2,768)
   Equity investments                                                  (323,551)          (369,650)           (29,690)
  Net change in short-term investments                                  143,397           (136,798)          (282,194)
  Acquisitions, net of cash acquired                                                      (128,636)
  Other, net                                                           (124,944)            96,155            (77,769)

                                                                  ----------------   ----------------   ----------------
Net cash provided by (used in) investing activities             $        61,664    $      (514,652)   $       (76,904)
                                                                  ----------------   ----------------   ----------------







                                                                                                          (Continued)



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002,
                                 (In Thousands)


                                                                        2004                2003                 2002
                                                                  -----------------    ----------------    -----------------
FINANCING ACTIVITIES:
  Contract withdrawals, net of deposits                         $      (296,378)     $      (180,346)    $      (599,724)
  Change in due to The Great-West Life Assurance
   Company                                                               (4,291)              (6,341)             (8,033)
  Change in due to/from GWL&A Financial Inc.                            (37,442)               4,275             (43,415)
  Dividends paid                                                       (163,230)             (75,711)           (170,572)
  Change in bank overdrafts                                             (63,148)              32,068             (41,901)
  Net commercial paper repayments                                        (1,388)                (213)               (401)
  Net repurchase agreements borrowings                                  173,532               66,515              72,311
                                                                  -----------------    ----------------    -----------------
         Net cash used in financing activities                         (392,345)            (159,753)           (791,735)
                                                                  -----------------    ----------------    -----------------

NET DECREASE IN CASH                                                    (40,760)              (3,322)            (59,131)

CASH, BEGINNING OF YEAR                                                 151,278              154,600             213,731
                                                                  -----------------    ----------------    -----------------
CASH, END OF YEAR                                               $       110,518      $       151,278     $       154,600
                                                                  =================    ================    =================

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
  Cash paid during the year for:
   Income taxes                                                 $       147,287      $       144,273     $       164,863
   Interest                                                              15,220               16,155              16,697




See notes to consolidated financial statements.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

       Organization - Great-West Life & Annuity Insurance Company (the "Company") is a direct wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. ("Lifeco"). The Company offers a wide range of life insurance, health insurance and retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

       Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses, deferred policy acquisition costs and valuation of privately placed fixed maturities. Actual results could differ from those estimates.

       The consolidated financial statements include the accounts of the Company and its subsidiaries. The Company uses the equity method of accounting for investments in which it has more than a minor equity interest or more than minor influence over the entity's operations, but does not have a controlling interest. The Company uses the cost method of accounting for investments in which it has a minor equity interest and virtually no influence over the entity's operations. All material inter-company transactions and balances have been eliminated in consolidation.

       Certain reclassifications have been made to the 2003 and 2002 consolidated financial statements and related notes to conform to the 2004 presentation. These changes in classification had no effect on previously reported stockholder's equity or net income.

       Investments - Investments are reported as follows:

        1. The Company has classified its fixed maturity investments as available-for-sale and carries them at fair value with the net unrealized gains and losses (net of deferred taxes) reported as accumulated other comprehensive income (loss) in stockholder's equity. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business.

              Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

       2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any allowances for uncollectible accounts. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the effective interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

              The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgment is based upon past loss experience, current and projected economic conditions and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       3. Equity investments are carried at fair value with net unrealized gains and losses (net of deferred taxes) reported as accumulated other comprehensive income (loss) in stockholder's equity. The Company classifies its equity investments not accounted for under the equity method as available-for-sale. The Company uses the equity method of accounting for investments in which it has more than a minority interest, has influence in the entity's operating and financial policies, but does not have a controlling interest. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains on investments.

       4.     Policy loans are carried at their unpaid balances.

       5. Short-term investments include securities purchased with initial maturities of one year or less and are carried at fair value. The Company considers short-term investments to be available-for-sale.

       6. Gains and losses realized on disposal of investments are determined on a specific identification basis.

       7. From time to time, the Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty files for bankruptcy or becomes insolvent. In such cases, the Company's right to repurchase the security may be restricted. Amounts owing to brokers under these arrangements are included in repurchase agreements on the accompanying consolidated balance sheets. At December 31, 2004 and 2003, this liability was $563,247 and $389,715, respectively. The liability is collateralized by securities with approximately the same value.

       Cash - Cash includes only amounts in demand deposit accounts.

       Bank overdrafts - The Company's cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment frequently result in overdraft balances for accounting purposes and are included in other liabilities in the consolidated balance sheets.

       Internal use software - Capitalized internal use software development costs, net of accumulated depreciation, in the amount of $74,021 and $68,244 are included in other assets at December 31, 2004 and 2003, respectively. The Company capitalized $21,484, $27,882 and $20,091 of internal use software development costs for the years ended December 31, 2004, 2003 and 2002, respectively.

       Deferred policy acquisition costs - Policy acquisition costs, which primarily consist of sales commissions and costs associated with the Company's sales representatives related to the production of new business, have been deferred to the extent recoverable. The recoverability of such costs is dependent upon the future profitability of the related business. These costs are variable in nature and are dependent upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs totaled $40,536, $36,283 and $38,707 in 2004, 2003 and 2002, respectively.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       Separate accounts - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of Maxim Series Fund, Inc. an, open-end management investment company, which is an affiliate of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company's statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.

       Life insurance and annuity reserves - Life insurance and annuity policy reserves with life contingencies in the amount of $12,115,519 and $12,111,180 at December 31, 2004 and 2003, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies in the amount of $4,831,428 and $5,157,776 at December 31, 2004 and 2003,
       respectively, are established at the contract holder's account value.

       Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable on the consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies (See Note 5).

       Policy and contract claims - Policy and contract claims include provisions for reported life and health claims in the process of settlement. They are valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported, based primarily on prior experience of the Company.

       Participating fund account - Participating life and annuity policy reserves are $6,290,994 and $6,119,896 at December 31, 2004 and 2003,
       respectively. Participating business approximates 29.2%, 34.3% and 24.8% of the Company's ordinary life insurance in force and 74.3%, 66.4% and 80.2% of ordinary life insurance premium income for the years ended December 31, 2004, 2003 and 2002, respectively.

       The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors. Earnings allocated to participating policyholders are consistent with established Company practice.

       The Company has established a Participating Policyholder Experience Account ("PPEA") for the benefit of all participating policyholders, which is included in the accompanying, consolidated balance sheets. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general assets.

       The Company has also established a Participation Fund Account ("PFA") for the benefit of the participating policyholders previously transferred to it from The Great-West Life Assurance Company ("GWL") under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue solely for the benefit of the transferred participating policyholders.

       Securities lending - The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company's securitized lending transactions are accounted for as collateralized borrowings.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       Derivative Financial Instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheet at fair value. Accounting for the ongoing changes in the fair value of a derivative depends on the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income on the balance sheet and are recognized in the income statement when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the ineffective portion of cash flow hedges are recognized in net investment income in the period of the change.

       Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for future policy benefit reserves. The average crediting rate on annuity products was approximately 4.3%, 5.2%, and 5.9%, in 2004, 2003 and 2002, respectively.

       Income taxes - Income taxes are recorded using the asset and liability approach, which the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

       Stock options - The Company applies the intrinsic value measurement approach under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB No. 25") to stock-based compensation awards to employees, as interpreted by AIPCA Accounting Interpretation APB 25 (AIN-APB 25) and amended by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") as it relates to accounting for stock options granted by Lifeco to employees of the Company. Had compensation expense for the Company's stock option plan been determined based upon fair value at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net income would have been reduced by $3,352, $3,105 and $2,364 in the years ended December 13, 2004, 2003 and 2002, respectively.

       Regulatory requirements - In accordance with the requirements of the State of Colorado, the Company must demonstrate adequate capital. At December 31, 2004, the Company was in compliance with the requirement (See Note 13).

       At December 31, 2004 and 2003, fixed maturities with carrying values of $60,353 and $63,843, respectively, were on deposit with various insurance regulatory authorities as required by law.

       Application of recent accounting pronouncements - In January 2004, Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46R") was reissued by the Financial Accounting Standards Board
       (FASB). FIN 46R addresses consolidation by business enterprises of variable interest entities ("VIE"), which have one or both of the following characteristics: a) insufficient equity investment at

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)

       risk, or b) insufficient control by equity investors. This guidance, as reissued, is effective for VIEs created after January 31, 2003, and for pre-existing VIEs as of March 31, 2004. In conjunction with the issuance of this guidance, the Company conducted a review of its involvement with VIEs and does not have any investments or ownership in VIEs.

       In December 2002, Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure" ("SFAS No. 148") was issued by the FASB. SFAS No. 148 amends the disclosures that a company is required to make in its annual financial statements and requires certain disclosures in interim financial reports. In addition to the disclosures required by SFAS No. 123, a company must disclose additional information as part of its Summary of Significant Policies. These disclosures are required regardless of whether a company is using the intrinsic value method under APB No. 25 or the fair value based method under SFAS No. 123 to account for its stock-based employee compensation. In December 2004, Statement of Financial Accounting Standards No. 123R "Share-Based Payment" ("SFAS No. 123R") was issued by the FASB. SFAS 123R replaces SFAS 123 and supersedes APB No. 25. SFAS 123R requires a company to use the fair value method to account for its stock-based employee compensation and to provide certain other additional disclosures. The Company will adopt the provisions of SFAS 123R on July 1, 2005 and does not expect this statement to have a material effect on the Company's consolidated financial position or results of operations.

       In July 2003, the Accounting Standards Executive Committee (the "AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). AcSEC developed SOP 03-1 to address the evolution of product designs since the issuance of Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises," and Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 03-1 provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as guaranteed minimum death benefits, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses certain issues related to the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. SOP 03-1 was effective on January 1, 2004. The adoption of SOP 03-1 did not have a material effect on the Company's consolidated financial position or results of operations.

       In January 2004, FASB issued Emerging Issues Task Force ("EITF") Issue No. 03-1, "The Meaning of Other-Than Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements, which were effective as of December 31, 2003, for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). EITF 03-1 also included guidance on the measurement and recognition of other-than-temporary impairments of certain investments, which was originally going to be effective during the quarter ended September 30, 2004. However, in response to various concerns raised by financial statement preparers and others, the measurement and recognition provisions of EITF 03-1 were delayed. The staff of the Financial Accounting Standards Board ("FASB") is currently evaluating the guidance of EITF 03-1 in the context of developing implementation guidance for its measurement and recognition provisions. The Company is continuing to evaluate potential other-than-temporary impairments under SFAS 115 and SEC Staff Accounting Bulletin Topic 5-M, "Other Than Temporary Impairment Of Certain Investments In Debt and Equity Securities." Due to the current uncertainty as to the implementation guidance for EITF 03-1 by the FASB staff, the Company is unable to evaluate the impact EITF 03-1 will ultimately have on its financial position or results of operations.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



2.     ACQUISITIONS AND RELATED TRANSACTIONS

       On July 10, 2003, Lifeco completed its acquisition of Canada Life Financial Corporation ("Canada Life"). Canada Life is a Canadian based holding company that is the owner of insurance companies with businesses principally in Canada, the United Kingdom, the United States and Ireland. On December 31, 2003 Canada Life sold two direct wholly-owned subsidiaries, Canada Life Insurance Company of New York ("CLINY") and Canada Life Insurance Company of America ("CLICA") to the Company for cash in the amount of $235,000. These acquisitions have been accounted for as a "reorganization of businesses under common control" and, accordingly the assets and liabilities of CLICA and CLINY were recorded at Lifeco's cost basis, and the results of operations of CLICA and CLINY from July 10, 2003 through December 31, 2004 are included in the Company's financial statements. CLINY and CLICA sell individual and group insurance and annuity products in the United States. Since the time of its acquisition by Lifeco, Canada Life's insurance and annuity businesses in the United States, including that conducted by its U.S. branch, have been managed by the Company whereby it provides certain corporate and operational administrative services for which it receives a fee.

       The Company recorded, as of December 31, 2003, the following as a result of the acquisition (net of the $235,000 purchase price) of CLICA and
       CLINY:


       Assets                                                  Liabilities and Stockholder's Equity
       ------------------------------------------------------  -------------------------------------------------------
       Fixed maturities                  $       1,937,218     Policy reserves               $          2,991,407
       Equity investments                           23,680     Policyholders' funds                         2,407
       Mortgage loans on real                                  Policy and contract claims                     899
          estate                                 1,146,044     Provision for
       Policy loans                                 13,621       policyholders' dividends                   2,800
       Short-term investments                       65,537     Other liabilities                          439,439
                                                                                                 ---------------------
       Cash                                       (232,803)             Total liabilities               3,436,952
       Investment income                                       Accumulated other
         due and accrued                            32,147       comprehensive income                     (14,433)
       Other assets                                439,864     Retained earnings                            2,789
                                                                                                 ---------------------
                                                               Total stockholder's equity                 (11,644)
                                           ------------------                                    ---------------------
                                         $       3,425,308                                   $          3,425,308
                                           ==================                                    =====================


       The Company's statements of income include the following related to CLICA and CLINY for the period from July 10 to December 31, 2003:

                                                                       Period July 10, 2003
                                                                       to December 31, 2003
                                                                     --------------------------
       Total revenues                                              $            105,868
                                                                     --------------------------
       Benefits                                                                  92,193
       Operating expenses                                                         9,385
                                                                     --------------------------
        Total benefits and expenses                                             101,578

       Income from operations                                                     4,290
       Income taxes                                                               1,501
                                                                     --------------------------
       Net income                                                  $              2,789
                                                                     ==========================

       On August 31, 2003, the Company and The Canada Life Assurance Company ("CLAC"), a wholly owned subsidiary of Canada Life, entered into an Indemnity Reinsurance Agreement pursuant to which the Company reinsured 80% (45% coinsurance and 35% coinsurance with funds withheld) of certain United States life, health and annuity business of CLAC's United States Branch. The Company recorded $1,426,362 in premium income and increase in reserves associated with these policies.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



       The Company recorded, at fair value, the following at August 31, 2003 as a result of this transaction:


       Assets                                                  Liabilities and Stockholder's Equity
       ------------------------------------------------------  ------------------------------------------------
       Fixed maturities                  $         635,061     Policy reserves              $      2,926,497
       Mortgage loans                              451,725      Policy and contract
       Policy loans                                278,152        claims                              45,229
       Reinsurance receivable                    1,320,636     Policyholders' funds                   65,958
       Deferred ceding
        commissions                                313,364
       Investment income
        due and accrued                             17,280
        Premiums in course of
         collection                                 21,466
                                           ------------------                                 -----------------
                                         $       3,037,684                                  $      3,037,684
                                           ==================                                 =================

       In the third quarter of 2004, the deferred ceding commission asset and certain policy reserve liabilities acquired as part of this reinsurance transaction were both decreased $157,000 based on the Company's final analysis of the policy reserves acquired. CLAC's United States branch had not previously computed policy liabilities under United States GAAP, which required the Company to estimate the amount of liabilities assumed, which was approximately $3,000,000 at September 1, 2003. These adjustments had no material effect on the Company's consolidated financial position or results of operations.

       The reinsurance receivable relates to the amount due to the Company for reserves ceded by coinsurance with funds withheld. The Company's return on this reinsurance receivable will be the interest and other investment returns earned, as defined by the agreement, on a segregated pool of investments of the CLAC's United States branch. Pursuant to an interpretation of Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (SFAS No.
       133), as amended, the Company has identified an embedded derivative for its exposure to interest rate and credit risk on the segregated pool of investments. As this embedded derivative does not qualify for hedge accounting, the Company's net income decreased $5,282 and increased $7,387 during the years ended December 31, 2004 and 2003, respectively.

3.     RELATED-PARTY TRANSACTIONS

       The Company performs administrative services for the United States operations of The Great-West Life Assurance Company ("GWL"), a wholly-owned subsidiary of Lifeco. Beginning in 2003, the Company began providing administrative and operational services for the United States operations of Canada Life. Beginning in 2002, the Company began performing investment services for London Reinsurance Group, an indirect subsidiary of GWL. The following table represents revenue from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred (including a profit charge) and resources expended based upon the number of policies, certificates in force and/or administered assets.

                                                                               Year Ended December 31,
                                                                ------------------------------------------------------
                                                                     2004                2003               2002
                                                                ---------------     ---------------    ---------------
      Investment management revenue included in
        net investment income                                $       6,304       $       3,355      $         892
      Administrative and underwriting revenue
        included in operating expenses                               6,427               1,859                860
                                                                ---------------     ---------------    ---------------
      Total                                                  $      12,731       $      5,214       $       1,752
                                                                ===============     ===============    ===============

       At December 31, 2004 and 2003, due to GWL includes $1,321 and $5,612 due on demand and, at each date, $25,338 of a note payable, which matures on October 1, 2006. The note may be prepaid in whole or

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



       in part at any time without penalty. The issuer may not demand payment before the maturity date. The note payable bears interest at 5.4%.

       At December 31, 2004 due from GWL&A Financial Inc. includes $55,915 due on demand and due to GWL&A Financial includes a surplus note with a face amount and carrying value of $195,000 and $194,164, respectively. At December 31, 2003 due to GWL&A Financial Inc. includes $691 due on demand and a $175,000 subordinated note. The surplus note, which bears interest at the rate of 6.675% per annum, matures on November 14, 2034. On November 15, 2004, GWL&A Financial issued a $175,000 deferrable debenture through an affiliated limited partnership ("Great-West LP") to qualified institutional investors. Also on November 15, 2004, Lifeco and 2023308 Ontario Inc. ("Ontario"), a wholly-owned subsidiary of Lifeco, made equity contributions in the combined amount of $23,000 to Great-West LP. Great-West LP in turn, invested the proceeds from the sale of the deferrable debentures together with a portion of the equity contributions from Lifeco and Ontario in certain junior subordinated deferrable debentures of GWLA Financial. On November 15, 2004, GWL&A Financial used the proceeds from the sale of its junior subordinated deferrable debentures to purchase the surplus note from the Company. On December 16, 2004, the Company used the proceeds from the sale of the surplus note to redeem the $175,000 subordinated note payable to GWL&A Financial and for general corporate purposes. Payments of principal and interest under the surplus note shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus note are payable only if at the time of such payment and after giving effect to the making thereof, the Company's surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

       Interest expense attributable to these related party obligations were $15,189, $14,345 and $14,976 for the years ended December 31, 2004, 2003 and 2002, respectively.

       On February 29, 2004, CLAC recaptured the group life and health business from the Company associated with the original Indemnity Reinsurance Agreement dated August 31, 2003, as discussed in Note 2. The Company recorded an income statement impact of $256,318 of negative premium income and change in reserves associated with these policies. The Company recorded, at fair value, the following at February 29, 2004 as a result of this transaction:


         Assets                                                     Liabilities and Stockholder's Equity
         --------------------------------------------------------   ------------------------------------------------
         Cash                              $         (126,105)      Policy reserves             $        (286,149)
         Reinsurance receivable                      (152,077)       Policy and contract
         Deferred ceding commission                   (29,831)        claims                              (32,755)
         Premiums in course of                                      Policyholders' funds                   (3,982)
           collection                                 (14,873)
                                              -------------------                                  -----------------
                                           $         (322,886)                                  $        (322,886)
                                              ===================                                  =================

  4.   ALLOWANCES ON POLICYHOLDER RECEIVABLES

       Amounts receivable for accident and health plan claims and premiums in the course of collection are generally uncollateralized. Such receivables are from a large number of policyholders dispersed throughout the United States and throughout many industry groups.

       The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on amounts receivable related to uninsured accident and health plan claims and premiums in course of collection. Management's judgment is based on past loss experience and current and projected economic conditions.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       Activity in the allowance for amounts receivable related to uninsured accident and health plan claims is as follows:

                                                                      2004               2003                2002
                                                                 ---------------     --------------     ---------------
       Balance, beginning of year                              $       32,329      $       42,144     $       53,431
       Amounts acquired by reinsurance                                 (1,859)                                 6,207
       Provisions charged (reversed) to operations                       (517)              1,460             (7,544)
       Amounts written off - net                                       (7,015)            (11,275)            (9,950)
                                                                 ---------------     --------------     ---------------
       Balance, end of year                                    $       22,938      $       32,329     $       42,144
                                                                 ===============     ==============     ===============

       Activity in the allowance for premiums in course of collection is as follows:

                                                                      2004               2003                2002
                                                                 ---------------     --------------     ---------------
       Balance, beginning of year                              $       9,768       $       12,011     $       22,217
       Amounts acquired by reinsurance                                  (300)                                  1,600
       Provisions charged (reversed) to operations                        17                1,889             (5,729)
       Amounts written off - net                                      (1,734)              (4,132)            (6,077)
                                                                 ---------------     --------------     ---------------
       Balance, end of year                                    $       7,751       $        9,768     $       12,011
                                                                 ===============     ==============     ===============

5.     REINSURANCE

       In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains a maximum liability of $3,500 of coverage per individual life.

       In addition to the Indemnity Reinsurance Agreement entered into with CLAC (see Note 2), the Great-West Healthcare division of the Company entered into a reinsurance agreement during 2003 with Allianz Risk Transfer (Bermuda) Limited ("Allianz") to cede 90% in 2003 and 75% in 2004 of group health stop-loss and excess loss activity. This Allianz agreement was retroactive to January 1, 2003.

       Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2004 and 2003, the reinsurance receivables had carrying values of $1,333,349 and $1,632,883, respectively.

       The following table summarizes life insurance in force and life and accident/health premiums at, and for the year ended, December 31, 2004:


                                                                                                                Percentage
                                                                                                                 of Amount
                                                      Reinsurance         Reinsurance                             Assumed
                                     Direct              Ceded              Assumed              Net              to Net
                                 ----------------   ----------------    ----------------   ----------------    --------------
      Life insurance in force:
       Individual              $    50,946,388    $    12,925,504     $    14,080,477    $     52,101,361         27.0%
       Group                        48,101,396            501,200           1,142,649          48,742,845          2.3%
                                 ----------------   ----------------    ----------------   ----------------
               Total           $    99,047,784    $    13,426,704     $    15,223,126    $    100,844,206
                                 ================   ================    ================   ================

      Premium income:
       Life insurance          $       347,603    $        54,610     $       128,097    $       421,090          30.4%
       Accident/health                 628,257            377,632            (103,721)           146,904         (70.6)%
                                 ----------------   ----------------    ----------------   ----------------
               Total           $       975,860    $       432,242     $        24,376    $       567,994
                                 ================   ================    ================   ================



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


      The following table summarizes life insurance in force and life and accident/health premiums at, and for the year ended,
      December 31, 2003:

                                                                                                               Percentage
                                                                                                                of Amount
                                                      Reinsurance        Reinsurance                             Assumed
                                     Direct              Ceded             Assumed               Net             to Net
                                 ----------------   ----------------    ---------------    ----------------   --------------
      Life insurance in force:
       Individual              $    49,590,015    $     16,483,477    $    18,054,587    $    51,161,125         35.3%
       Group                        49,150,866              18,941         53,570,393        102,702,318         52.2%
                                 ----------------   ----------------    ---------------    ----------------
               Total           $    98,740,881    $     16,502,418    $    71,624,980    $   153,863,443
                                 ================   ================    ===============    ================

      Premium income:
       Life insurance          $       355,791    $         44,118    $     1,301,560    $     1,613,233         80.7%
       Accident/health                 678,516             423,592            321,996            576,920         55.8%
                                 ----------------   ----------------    ---------------    ----------------
               Total           $     1,034,307    $        467,710    $     1,623,556    $     2,190,153
                                 ================   ================    ===============    ================

      The following table summarizes life insurance in force and life and accident/health premiums at, and for the year ended,
      December 31, 2002:

                                                                                                               Percentage
                                                                                                                of Amount
                                                      Reinsurance        Reinsurance                             Assumed
                                     Direct              Ceded             Assumed               Net             to Net
                                 ----------------   ----------------    ---------------    ----------------   --------------
      Life insurance in force:
       Individual              $    43,324,059    $     12,786,783    $     7,280,731    $    37,818,007         19.3%
       Group                        51,385,610                              7,186,698         58,572,308         12.3%
                                 ----------------   ----------------    ---------------    ----------------
               Total           $    94,709,669    $     12,786,783    $    14,467,429    $    96,390,315
                                 ================   ================    ===============    ================

      Premium income:
       Life insurance          $       312,388    $         40,582    $        41,245    $       313,051         13.2%
       Accident/health                 728,972              43,047            128,820            814,745         15.8%
                                 ----------------   ----------------    ---------------    ----------------
               Total           $     1,041,360    $         83,629    $       170,065    $     1,127,796
                                 ================   ================    ===============    ================


6.    NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

      The following table summarizes net investment income for the years ended December 31, 2004, 2003 and 2002:

                                                                               Year Ended December 31,
                                                                ------------------------------------------------------
                                                                     2004                2003               2002
                                                                ---------------     ---------------    ---------------
      Investment income:
       Fixed maturities and short-term investments           $       687,329     $       697,209    $       673,825
       Equity investments                                             10,749               4,703              3,272
       Mortgage loans on real estate                                 104,902              85,966             51,440
       Policy loans                                                  203,127             195,633            209,608
       Other                                                          64,916              37,254              5,236
                                                                ---------------     ---------------    ---------------
                                                                   1,071,023           1,020,765            943,381
      Investment expenses, including interest on
       amounts charged by related parties
        of $15,189, $14,345 and $14,976                               37,716              32,365             24,016
                                                                ---------------     ---------------    ---------------
      Net investment income                                  $     1,033,307     $       988,400    $       919,365
                                                                ===============     ===============    ===============



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


     The following table summarizes net realized gains on investments for the years ended December 31, 2004, 2003 and 2002:

                                                                               Year Ended December 31,
                                                                ------------------------------------------------------
                                                                     2004                2003               2002
                                                                ---------------     ---------------    ---------------
      Net realized gains:
       Fixed maturities                                      $       34,960      $       26,621     $       33,455
       Equity investments                                             8,040               1,013              1,639
       Real estate and mortgage loans on real
          estate                                                      5,318               2,911              1,493
       Other                                                            (13)
       Provisions for mortgage impairments                            9,642               9,015              5,039
                                                                ---------------     ---------------    ---------------
      Net realized gains on investments                      $       57,947      $       39,560     $       41,626
                                                                ===============     ===============    ===============

7.     SUMMARY OF INVESTMENTS

       The following table summarizes fixed maturities and equity securities available-for-sale at December 31, 2004:

                                                              Gross              Gross             Estimated
                                         Amortized         Unrealized         Unrealized             Fair             Carrying
           Fixed Maturities:               Cost               Gains             Losses               Value              Value
      ----------------------------     --------------     --------------    ----------------     --------------     --------------
      U.S. Government and
       agencies direct
       obligations                  $     3,107,235    $      55,242     $        8,687       $      3,153,790   $     3,153,790
      Obligations of U.S.
       states and their
       subdivisions                       1,197,912           61,951              4,930              1,254,933         1,254,933
      Foreign government                     15,759              276                218                 15,817            15,817
      Corporate debt
       securities                         5,257,149          203,603             43,919              5,416,833         5,416,833
       Mortgage-backed and
       asset-backed
       securities                         3,332,857           65,994             21,634              3,377,217         3,377,217
      Other debt securities                  (1,457)                              2,091                 (3,548)           (3,548)
                                       --------------     --------------    ----------------     --------------     --------------
      Total fixed maturities        $    12,909,455    $     387,066     $       81,479       $     13,215,042   $    13,215,042
                                       ==============     ==============    ================     ==============     ==============
      Total equity
        Investments                 $       591,474    $      47,015     $        1,055       $        637,434   $       637,434
                                       ==============     ==============    ================     ==============     ==============



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


     The following table summarizes fixed maturities and equity securities available for sale at December 31, 2003:

                                                              Gross              Gross             Estimated
                                         Amortized         Unrealized         Unrealized             Fair             Carrying
           Fixed Maturities:               Cost               Gains             Losses               Value              Value
      ----------------------------     --------------     --------------    ----------------     --------------     --------------
      U.S. Government and
       Agencies direct
       Obligations                  $     3,146,847    $      72,031     $       20,328       $      3,198,550   $     3,198,550
      Obligations of U.S.
       States and their
       Subdivisions                       1,133,234           79,323              4,204              1,208,353         1,208,353
      Foreign government                     58,211            1,191                940                 58,462            58,462
      Corporate debt
       Securities                         5,392,187          311,640            104,819              5,599,008         5,599,008
       Mortgage-backed and
       Asset-backed
       Securities                         3,025,297           84,057             35,196              3,074,158         3,074,158
      Other debt securities                   1,838                               3,805                 (1,967)           (1,967)
                                       --------------     --------------    ----------------     --------------     --------------
      Total fixed maturities        $    12,757,614    $     548,242     $      169,292       $     13,136,564   $    13,136,564
                                       ==============     ==============    ================     ==============     ==============
      Total equity
        Investments                 $       407,797    $      22,197     $        2,184       $        427,810   $       427,810
                                       ==============     ==============    ================     ==============     ==============

       See Note 9 for additional information on policies regarding estimated fair value of fixed maturities.

       The amortized cost and estimated fair value of fixed maturity investments at December 31, 2004 and 2003, by projected maturity, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                            December 31, 2004                       December 31, 2003
                                                   -------------------------------------    -----------------------------------
                                                      Amortized           Estimated            Amortized          Estimated
                                                        Cost              Fair Value             Cost             Fair Value
                                                   ----------------    -----------------    ----------------    ---------------
       Due in one year or less                  $        824,954    $         851,869    $        684,947    $        710,287
       Due after one
         Year through five years                       2,989,404            3,069,032           3,351,405           3,495,805
       Due after five years
         Through ten years                             1,887,974            1,956,626           1,660,758           1,743,056
       Due after ten years                             1,893,175            1,952,856           1,940,424           1,966,535
       Mortgage backed and asset
        Backed securities                              5,313,948            5,384,659           5,120,080           5,220,881
                                                   ----------------    -----------------    ----------------    ---------------
                                                $     12,909,455    $      13,215,042    $     12,757,614    $     13,136,564
                                                   ================    =================    ================    ===============

       Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       The following table summarizes information regarding the sales of fixed maturities for the years ended December 31, 2004, 2003 and 2002:


                                                                              Year Ended December 31,
                                                                -----------------------------------------------------
                                                                     2004                2003              2002
                                                                ---------------     ---------------    --------------
      Proceeds from sales                                    $      6,150,160    $      7,852,152   $     5,729,919
      Gross realized gains from sales                                 103,892              72,815            45,315
      Gross realized losses from sales                                (59,930)            (43,214)          (10,410)


       The Company makes limited use of derivative financial instruments to manage interest rate, market credit and foreign exchange risk associated with its invested assets. Derivatives are not used for speculative purposes.

       The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

       Fair value hedges - Written call options are used in conjunction with interest rate swap agreements to effectively convert fixed rate bonds to variable rate bonds as part of the Company's overall asset/liability matching program.

       The Company's use of derivatives treated as fair value hedges has been nominal in the last three years. Ineffective amounts had no material impact on net income for the years ended December 31, 2004, 2003 and 2002.

       Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate or vice versa. Interest rate caps are interest rate protection instruments that require the payment by a counter party to the Company of an interest rate differential only if interest rates rise to certain levels. The differential represents the difference between current interest rates and an agreed upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Purchased put options are used to protect against significant drops in equity markets. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate fixed maturity investments.

       Hedge ineffectiveness in the amounts of $3,534, $125 and $177, determined in accordance with SFAS No. 133, was recorded as a decrease to net investment income for the years ended December 31, 2004, 2003 and 2002 respectively.

       Unrealized derivative gains and losses included in accumulated other comprehensive income are reclassified into earnings at the time interest income is recognized. Derivative gains in the amounts of $975, $1,024 and $563 were reclassified to net investment income in 2004, 2003 and 2002 respectively. As of December 31, 2004, the Company estimates that $1,410 of net derivative gains included in other comprehensive income will be reclassified into net investment income within the next twelve months.

       Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products and other new investments, however, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures contracts. The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions, are a combination of a derivative and a cash security to synthetically create a third replicated security. As of December 31, 2004, the Company has one such security that has been created through the combination of a credit default swap and a United States Government Agency security.

       The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at fair value.

       Although the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SFAS No. 133, as amended. As such, periodic changes in the market value of these instruments flow directly into net income. In 2004, 2003 and 2002, increases to net investment income of $4,043, $1,007 and $0 were recognized from market value changes of derivatives not receiving hedge accounting treatment, excluding the impact of the embedded derivative discussed in Note 2.

       The following tables summarize derivative financial instruments at December 31, 2004 and 2003:

T
                                                                       December 31, 2004
                                          ----------------------------------------------------------------------------
                                            Notional
                                             Amount                Strike / Swap Rate                  Maturity
                                          --------------     --------------------------------     --------------------
      Interest rate caps               $       300,000                   11.65%                      January 2005

                                                                                                    February 2006 -
      Interest rate swaps                      221,264                2.40% - 5.20%                   March 2031

                                                                                                    October 2005 -
      Credit default swaps                     145,085                     N/A                       November 2007

      Foreign currency                                                                                June 2005 -
       exchange contracts                       27,585                     N/A                       November 2006

      Options: Calls                            22,000                   Various                     February 2006

      Total return swap:
        Receivable for
           coinsurance with
           funds withheld                    1,087,416                  Variable                    Indeterminable



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



                                                                       December 31, 2003
                                          ----------------------------------------------------------------------------
                                            Notional
                                             Amount                Strike / Swap Rate                  Maturity
                                          --------------     --------------------------------     --------------------
                                                                                                    February 2004 -
      Interest rate caps               $       617,000               7.91% - 11.65%                  January 2005

                                                                                                    January 2004 -
      Interest rate swaps                      331,334                1.03% - 4.50%                  November 2009

                                                                                                    October 2005 -
      Credit default swaps                     171,310                     N/A                       November 2007

      Foreign currency                                                                                June 2005 -
       exchange contracts                       27,585                     N/A                       November 2006

      Options:
          Calls                                 92,700                   Various                      May 2004 -
                                                                                                       June 2007
          Puts                                  15,000                   Various                      March 2007

      Total return swap:
        Receivable for
           coinsurance with
           funds withheld                    1,287,059                  Variable                    Indeterminable


     The following table summarizes information with respect to impaired mortgage loans at December 31, 2004 and 2003:


                                                                                            December 31,
                                                                                  ---------------------------------
                                                                                       2004              2003
                                                                                  ---------------    --------------
     Loans, net of related allowance for credit losses of
       $13,000 and $19,542                                                     $      8,700       $       7,680
     Loans with no related allowance for credit losses                                5,560
     Average balance of impaired loans during the year                               25,049              29,633
     Interest income recognized while impaired                                          890               1,350
     Interest income received and recorded while impaired
       using the cash basis method of recognition                                     1,029               1,405

     As part of an active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $18,881 and $34,880 at December 31, 2004 and 2003, respectively.

     The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2004, 2003 and 2002:

                                                                             Year Ended December 31,
                                                               -----------------------------------------------------
                                                                    2004                2003              2002
                                                               ---------------     ---------------    --------------
     Balance, beginning of year                             $      31,889       $       55,654     $       57,654
     Provisions reversed to operations                             (3,192)              (9,817)            (3,588)
     Amounts written off                                             (304)             (15,766)              (139)
     Recoveries                                                     1,946                1,818              1,727
                                                               ---------------     ---------------    --------------
     Balance, end of year                                   $      30,339      $        31,889     $       55,654
                                                               ===============     ===============    ==============

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


     The carrying value of the Company's equity investments was $637,434 and $427,810 at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, the Company had an investment of $199,162 and $130,473, respectively, in an exchange-traded fund, which invests in corporate debt securities. Upon redemption of the fund, the Company has the option of receiving the underlying debt securities or the redemption value of the investment. At December 31, 2004 and 2003, the Company has invested $336,543 and $216,610, respectively in limited partnerships and limited liability corporations.

     The Company makes commitments to fund partnership interests in the normal course of its business. The amounts of unfunded commitments at December 31, 2004 and 2003 were $85,867 and $128,341, respectively.

     The Company participates in a securities lending program whereby securities, which are included in invested assets, are loaned to third parties. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $336,949 and $288,834 and an estimated fair value of $340,755 and $299,521 were on loan under the program at December 31, 2004 and 2003, respectively. The Company was liable for collateral under its control of $349,913 and $317,376 at December 31, 2004 and 2003, respectively.

     Impairment of Fixed Maturities and Equity Investments - The Company classifies all of its fixed maturities and equity investments as available-for-sale and marks them to market through other comprehensive income. All securities with gross unrealized losses at the consolidated balance sheet date are subjected to the Company's process for identifying other-than-temporary impairments.

     The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records writedowns as investment losses and adjusts the cost basis of the securities accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether an other-than-temporary impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

     o    Fair value is significantly below cost.
     o The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or a geographic area.
     o    The decline in fair value has existed for an extended  period of time.
     o    A debt security has been downgraded by a rating agency.
     o    The financial condition of the issuer has deteriorated.
     o Dividends have been reduced/eliminated or scheduled interest payments have not been made.

     While all available information is taken into account, it is difficult to predict the ultimate recoverable amount of a distressed or impaired security.

     The Company's portfolio of fixed maturities fluctuates in value based upon interest rates in financial markets and other economic factors. These fluctuations, caused by market interest rate changes, have little bearing on whether or not the investment will be ultimately recoverable. Therefore, the Company considers these declines in value as temporary, even in periods exceeding one year.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


     The following tables summarize unrealized investment losses by class of investment at December 31, 2004 and 2003. The Company considers these investments to be only temporarily impaired.


        December 31, 2004               Less than twelve months       Twelve months or longer                     Total
    --------------------------    ------------------------------   -------------------------------    ------------------------------
                                   Estimated       Unrealized         Estimated       Unrealized       Estimated        Unrealized
        Fixed Maturities:          Fair value         Loss           Fair value          Loss          Fair value          Loss
    --------------------------    -------------    ------------     --------------   -------------    -------------    -------------
    U.S. Government
      and agencies direct
      obligations              $       850,994  $       4,000    $       220,214          4,687    $    1,071,208   $        8,687
    Obligations of U.S.
      states and their
      subdivisions                     160,000          2,256            107,556          2,674           267,556            4,930
    Foreign government                  59,208            193              8,525             25            67,733              218
    Corporate debt
      securities                       643,064         17,054            600,119         26,865         1,243,183           43,919
    Mortgage-backed
      and asset-backed
      securities                       555,898          7,605            283,131         14,029           839,029           21,634
    Other debt securities               (3,547)         2,091                                              (3,547)           2,091
                                  -------------    ------------     --------------   -------------    -------------    -------------
    Total fixed maturities     $     2,265,617  $      33,199    $     1,219,545         48,280    $    3,485,162   $       81,479
                                  =============    ============     ==============   =============    =============    =============


        December 31, 2003               Less than twelve months       Twelve months or longer                     Total
    --------------------------    ------------------------------   -------------------------------    ------------------------------
                                   Estimated       Unrealized         Estimated       Unrealized       Estimated        Unrealized
        Fixed Maturities:          Fair value         Loss           Fair value          Loss          Fair value          Loss
    --------------------------    -------------    ------------     --------------   -------------    -------------    -------------
    U.S. Government
      and agencies direct
      obligations              $       472,620  $      20,149    $        30,791            179    $      503,411   $       20,328
    Obligations of U.S.
      states and their
      subdivisions                     160,668          3,947             16,679            257           177,347            4,204
    Foreign government                  26,133            940                                              26,133              940
    Corporate debt
      securities                     1,174,753         77,477            332,880         27,342         1,507,633          104,819
    Mortgage-backed
      and asset-backed
      securities                       404,762          7,150            247,056         28,046           651,818           35,196
    Other debt securities                                                (1,967)          3,805            (1,967)           3,805
                                  -------------    ------------     --------------   -------------    -------------    -------------
    Total fixed maturities     $     2,238,936  $     109,663    $       625,439         59,629    $    2,864,375   $      169,292
                                  =============    ============     ==============   =============    =============    =============


       At December 31, 2004 and 2003, there were 480 and 556 securities, respectively, that had been in a loss position for less than twelve months with carrying values of $2,265,617 and $2,238,936, respectively, and unrealized losses of $33,199 and $109,663, respectively. At December 31, 2004 and 2003 less than 1% were rated non-investment grade. The losses on these securities are primarily attributable to changes in market interest rates and changes in credit spreads since the securities were acquired.

       At December 31, 2004 and 2003, there were 410 and 123 securities, respectively, that had been in a continuous loss position for twelve months or longer with carrying values of $1,219,545 and $625,439, respectively, and unrealized losses of $48,280 and $59,629, respectively. The Company's impairment exposure is not concentrated in any one industry. At December 31, 2004, there are 14 airline industry securities on which $9,820 of impairment write-downs was recognized during 2004. For the years ended December 31, 2004 and 2003, mortgage-backed and asset-backed securities represent $14,029, or 29% and $28,046, or 47% of the unrealized losses, respectively. While the Company is in an unrealized loss position on these securities, payments continue to be made under their original terms. At December 31,

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       2004, the Company has no information to cause it to believe that any of these investments are other than temporarily impaired.

       At December 31, 2004 and 2003, the Company had unrealized losses on equity investments of $1,055 and $2,184, respectively. The decrease reflects security dispositions in 2004 and the overall improvement in the equity markets. At December 31, 2004, the Company has no information to cause it to believe that any of these investments are other than temporarily impaired.

       For the years ended December 31, 2004 and 2003, the Company recorded total other-than-temporary impairments in the fair value of its available-for-sale investments of $13,167 and $14,197, respectively.

8.     COMMERCIAL PAPER

       The Company has a commercial paper program that is partially supported by a $50,000 standby letter-of-credit.

       The following table provides information regarding the Company's commercial paper program at December 31, 2004 and 2003:


                                                                     December 31,
                                                -------------------------------------------------------
                                                          2004                          2003
                                                -------------------------     -------------------------
       Commercial paper outstanding            $           95,044            $           96,432
       Maturity range (days)                              10 - 66                        9 - 86
       Interest rate range                             2.18% - 2.50%                 1.18% - 1.20%

9.     ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

       The following table summarizes the carrying amount and estimated fair value of the Company's financial instruments at December 31, 2004 and 2003:

                                                                            December 31,
                                              -------------------------------------------------------------------------
                                                            2004                                   2003
                                              ----------------------------------     ----------------------------------
                                                 Carrying          Estimated           Carrying           Estimated
                                                  Amount           Fair Value           Amount            Fair Value
                                              ---------------    ---------------     --------------     ---------------
      ASSETS:
       Fixed maturities and
        short-term investments             $     13,923,843   $     13,923,843    $     13,988,762   $     13,988,762
       Equity investments                           637,434            637,434             427,810            427,810
       Mortgage loans on real estate
                                                  1,543,507          1,511,437           1,893,724          1,871,373
       Policy loans                               3,548,225          3,548,225           3,389,534          3,389,534
       Reinsurance receivables                    1,333,349          1,333,349           1,632,883          1,632,883

      LIABILITIES:
       Annuity contract reserves
        without life contingencies                4,831,428          4,833,755           5,157,776          5,245,946
       Policyholders' funds                         327,409            327,409             330,123            330,123
       Due to GWL                                    26,659             27,510              30,950             32,591
       Due to GWL&A Financial                       194,164            194,164             175,691            178,421
       Commercial paper                              95,044             95,044              96,432             96,432
       Repurchase agreements                        563,247            563,247             389,715            389,715


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

       The estimated fair value of fixed maturities and equity investments that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities and equity investments not actively traded, the Company utilizes discounted cash flows calculated at current market rates on investments of similar quality and term.

       Mortgage loan fair value estimates generally are based on discounted cash flows. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

       Policy loans accrue interest generally at variable rates with no fixed maturity dates and therefore, estimated fair value approximates carrying value.

       The estimated fair value and carrying amount of reinsurance receivables includes $13,372 and $20,416 at December 31, 2004 and 2003, respectively, representing the estimated fair value of the embedded derivative associated with the Company's reinsurance receivable under its coinsurance with funds withheld agreement with the United States branch of CLAC. Valuation of the derivative is based on the estimated fair value of the segregated pool of assets from which the Company derives its return on the reinsurance receivable.

       The estimated fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts utilizing current crediting rates for similar products.

       The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

       The estimated fair value of due to GWL&A Financial and GWL is based on discounted cash flows at current market rates on high quality investments.

       The carrying value of repurchase agreements and commercial paper is a reasonable estimate of fair value due to the short-term nature of the liabilities.

       Included in fixed maturities and short-term investments are derivative financial instruments with a net liability position of $16,630 in 2004 and $1,967 in 2003. The estimated fair value of over-the-counter derivatives, primarily consisting of interest rate swaps which are held for other than trading purposes, is the estimated amount the Company would receive or pay to terminate the agreement at each year-end, taking into consideration current interest rates and other relevant factors.

10.    EMPLOYEE BENEFIT PLANS

       The following table summarizes changes for the years ended December 31, 2004, 2003 and 2002 in the benefit obligations and in plan assets for the Company's defined benefit pension plan and its unfunded post-retirement medical plan:

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



                                             Defined Benefit Pension Plan                    Post-Retirement Medical Plan
                                               Year Ended December 31,                          Year Ended December 31,
                                      -------------------------------------------     --------------------------------------------
                                         2004           2003            2002            2004             2003             2002
                                      -----------     ----------     ------------     ----------     -------------     -----------
      Change in projected
       benefit obligation:
      Benefit obligation at
       beginning of year           $    212,963    $    186,047   $     150,521    $      44,105  $      31,242     $     57,861
      Service cost                        8,576           8,269           8,977            2,891          2,046            3,516
      Interest cost                      13,317          12,275          11,407            2,735          2,269            3,138
      Amendments                                                            827                                          (22,529)
      Actuarial (gain) loss               9,781          12,746          20,679            1,482          9,614           (9,814)
      Benefits paid                      (6,613)         (6,374)         (6,364)          (1,139)       (1,066)             (930)
                                      -----------     ----------     ------------     ----------     -------------     -----------
      Benefit obligation at
       end of year                 $    238,024    $    212,963   $     186,047    $      50,074  $      44,105     $     31,242
                                      ===========     ==========     ============     ==========     =============     ===========



                                              Defined Benefit Pension Plan
                                                Year Ended December 31,
                                       -----------------------------------------
                                          2004           2003            2002
                                       -----------     ----------     ----------
      Change in plan assets:
      Fair value of plan
       assets at beginning
       of year                      $    189,319    $  163,316     $  187,661
      Actual return on plan
       assets                             13,058        32,377        (17,981)
      Employer contributions               3,200
      Benefits paid                       (6,613)       (6,374)        (6,364)
                                       -----------     ----------     ----------
      Fair value of plan
        assets at end of year       $    198,964    $  189,319     $  163,316
                                       ===========     ==========     ==========

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)




                                              Defined Benefit Pension Plan                   Post-Retirement Medical Plan
                                                Year Ended December 31,                        Year Ended December 31,
                                       -------------------------------------------    -------------------------------------------
                                          2004           2003            2002            2004            2003            2002
                                       -----------     ----------     ------------    -----------     -----------     -----------
      Funded (unfunded)
       status                       $    (39,060)   $    (23,643)  $     (22,730)  $    (50,074)   $     (44,105)  $    (31,242)
      Unrecognized net
       actuarial loss                     50,682          41,777          51,943         14,532           13,715          4,361
      Unrecognized prior
       service cost                        1,464           2,095           2,727         (7,965)          (8,679)        (9,392)
      Unrecognized net
       obligation or (asset)
       at transition                     (10,599)        (12,113)        (13,627)
                                       -----------     ----------     ------------    -----------     -----------     -----------
       Prepaid (accrued)
        benefit cost                       2,487           8,116          18,313        (43,507)         (39,069)       (36,273)
      Additional minimum
       liability                         (24,158)        (16,419)        (22,549)
                                       -----------     ----------     ------------    -----------     -----------     -----------
      Prepaid benefit cost
       (accrued benefit
       liability)                        (21,671)         (8,303)         (4,236)       (43,507)         (39,069)       (36,273)
      Intangible asset                     1,464           2,095           2,727
       Accumulated other
       comprehensive
       income adjustments                 22,694          14,324          19,822
                                       -----------     ----------     ------------    -----------     -----------     -----------
      Net amount recognized         $      2,487    $      8,116   $      18,313   $    (43,507)   $     (39,069)  $    (36,273)
                                       ===========     ==========     ============    ===========     ===========     ===========

      Increase (decrease) in
       minimum liability
       included in other
       comprehensive
       income                       $     (5,440)   $      3,573   $     (12,884)
                                       ===========     ==========     ============




                                                         Expected Benefit Payments Year Ended December 31,
                                    ---------------------------------------------------------------------------------------------
                                                                                                                         2010
                                                                                                                        through
                                          2005           2006            2007            2008            2009            2014
                                       -----------     ----------     ------------    -----------     -----------     -----------
      Defined benefit
        pension plan                $      7,567    $      7,881   $       8,341   $      8,968    $       9,682   $     61,557
      Post-retirement
        medical plan                       1,381           1,658           1,937          2,216            2,487         17,669


      During 2003, Congress passed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (the "Act"), which made significant changes to the federal Medicare Program. The Act provides for drug benefits under a new Medicare Part D program.

      The measurement of the accumulated post-retirement benefit obligation and the net post-retirement benefit cost included in these financial statements do not reflect the effects that this legislation may have on the plan. Authoritative guidance on the accounting for this issue is currently pending and when issued, could require the Company to revise previously reported information.

      The accumulated benefit obligation for all defined benefit pension plans was $220,635 and $197,623 at December 31, 2004 and 2003, respectively.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


      The following table presents the components of net periodic benefit cost for the years ended December 31, 2004, 2003 and 2002:


                                                       Years Ended December 31,                   Years Ended December 31,
                                                     Defined Benefit Pension Plan               Post-Retirement Medical Plan
                                              -------------------------------------------    -----------------------------------
                                                 2004             2003           2002          2004         2003         2002
                                              ------------     -----------    -----------    ---------    ---------     --------
      Components of net periodic
       benefit cost:
      Service cost                         $      8,576     $      8,269   $      8,977   $    2,891   $    2,046    $     3,516
      Interest cost                              13,317           12,275         11,406        2,735        2,269          3,138
      Expected return on
       plan assets                              (14,933)         (12,954)       (14,782)
      Amortization of transition
       obligation                                (1,514)          (1,514)        (1,514)                                     808
      Amortization of unrecognized
       prior service costs                          632              632            632         (713)        (713)           161
      Amortization of gain from
       earlier periods                            2,751            3,489                         664          261
                                              ------------     -----------    -----------    ---------    ---------     --------
      Net periodic benefit cost            $      8,829     $     10,197   $      4,719   $    5,577   $    3,863    $     7,623
                                              ============     ===========    ===========    =========    =========     ========

      The following table presents the assumptions used in determining benefit obligations for the years ended
      December 31, 2004, 2003 and 2002:

                                                           Pension Benefits                     Post-Retirement Medical Plan
                                              -------------------------------------------    -----------------------------------
                                                 2004             2003           2002          2004         2003         2002
                                              ------------     -----------    -----------    ---------    ---------     --------
      Discount rate                              6.00%            6.25%         6.75%          6.00%        6.25%         6.75%
      Expected return on
       plan asset                                8.00%            8.00%         8.00%
      Rate of compensation
       increase                                  3.19%           3.44%          3.92%         3.19%        3.44%          3.92%

       The Company-sponsored post-retirement medical plan (the "medical plan") provides health benefits to retired employees. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management. The Company made no contributions to this plan in 2004, 2003 or 2002.

       Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2014. Additionally, it was assumed that the Company's cost for retirees eligible for health care benefits under Medicare would be limited to an increase of 3% starting in 2003, due to a plan change.

       The following table presents what a one-percentage-point change would have on assumed health care cost trend rates:

                                                                                One Percentage            One Percentage
                                                                                Point Increase            Point Decrease
                                                                             ----------------------    ---------------------
      Increase (decrease) on total of service and interest cost
       on components                                                      $               529       $              (451)
      Increase (decrease) on post-retirement benefit obligation                         4,211                    (2,692)


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


       The following table presents how the Company's pension plan assets are invested at December 31, 2004 and 2003:

                                                                                             December 31,
                                                                             ----------------------------------------------
                        Asset Category:                                              2004                     2003
                                                                             ----------------------    --------------------
                          Equity securities                                            64%                     61%
                          Debt securities                                              29%                     25%
                          Other                                                         7%                     14%
                                                                             ----------------------    --------------------
                                 Total                                                100%                    100%
                                                                             ======================    ====================

       The following table presents the Company's target allocation for invested plan assets at December 31, 2005:

                        Asset Category:                                          December 31, 2005
                                                                             --------------------------
                          Equity securities                                              60%
                          Debt securities                                                30%
                          Other                                                          10%
                                                                             --------------------------
                                 Total                                                  100%
                                                                             ==========================

       The Company does not expect to make contributions to its pension plan in 2005.

       The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

       The investment objective is to provide an attractive risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

       The Company sponsors a defined contribution 401(k) retirement plan, which provides eligible participants with the opportunity to defer up to 50% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999. For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2004, 2003 and 2002 totaled $7,363, $6,646 and $7,257, respectively.

       The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code.

       Participant deferrals, which are reflected in other liabilities, are $16,810 and $15,350 at December 31, 2004 and 2003, respectively. The participant deferrals earned interest at the average rate of 6.56% during 2004. The interest rate is based on the Moody's Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 7.25% to 8.3% for retired participants. Interest expense related to this plan was $1,184, $1,087 and $1,085 for the years ended December 31, 2004, 2003 and 2002, respectively.

       The Company has a deferred compensation plan for regional sales managers and individual sales managers and a deferred compensation plan for producers providing select regional group managers, individual sales managers and producers with the opportunity to participate in an unfunded deferred

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



       compensation program. Under this program, participants may defer compensation and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code.

       Effective January 1, 2005, this program will no longer accept deferrals. Participant deferrals, which are reflected in other liabilities, are $6,339 and $6,576 at December 31, 2004 and 2003, respectively. The participant deferrals earned interest at the average rate of 4.50% during 2004. The interest rate is based on an annual rate determined by the Company. The interest expense related to this plan was $291, $362 and $ 374 for the years ended December 31, 2004, 2003 and 2002, respectively.

       The Company has a non-qualified deferred compensation plan providing a select group of management or highly compensated individuals with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer a portion of their compensation and earn interest on the amount deferred. The program is not qualified under Section 401 of the Internal Revenue Code.

       Participant deferrals, which are reflected in other liabilities, are $9,246 and $8,435 at December 31, 2004 and 2003, respectively. Participant deferrals earned interest at rates ranging from 1.11% to 20.84% during 2004. The interest rate is based on the rates earned on the investments elected by the participants.

       The Company also provides a supplemental executive retirement plan to certain key executives. This plan provides key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The expense for this plan was $2,966, $3,073 and 2,494 for the years ended December 31, 2004, 2003 and 2002, respectively. The total liability of $27,185 and $24,942 at December 31, 2004 and 2003, respectively, is included in other liabilities.

11.    FEDERAL INCOME TAXES

       The following table presents a reconciliation between the statutory federal income tax rate and the Company's effective income tax rate for the years 2004, 2003 and 2002:


                                                                      2004                  2003                  2002
                                                                -----------------     -----------------      ----------------
      Statutory federal income tax rate                                35.0        %        35.0          %        35.0         %
      Tax effect of:
       Reduction in tax contingency                                    (0.3)                (2.1)                  (3.3)
       Investment income not subject to federal tax                    (1.3)                (2.1)                  (1.4)
       Tax credits                                                     (2.4)                                       (0.2)
       Other, net                                                        .5                  1.8                    1.4
                                                                -----------------     -----------------      ----------------
       Effective income tax rate                                       31.5        %        32.6          %        31.5         %
                                                                =================     =================      ================

       The Company has reduced its liability in each of the last three years for tax contingencies due to the completion of Internal Revenue Service examinations.

       Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2004 and 2003 are as follows:

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)




                                                                                   December 31,
                                                      ------------------------------------------------------------------------
                                                                    2004                                  2003
                                                      ----------------------------------    ----------------------------------
                                                         Deferred          Deferred           Deferred            Deferred
                                                           Tax                Tax                Tax                Tax
                                                          Asset            Liability            Asset            Liability
                                                      ---------------    --------------     --------------     ---------------
      Policyholder reserves                        $      334,357     $                  $       358,014    $
      Deferred policy acquisition costs                                      127,563                                 96,067
      Deferred acquisition cost proxy tax                 137,867                                126,662
      Investment assets                                                      242,297                                277,358
      Other                                                36,481                                  8,720
                                                      ---------------    --------------     --------------     ---------------
               Total deferred taxes                $      508,705     $      369,860     $       493,396    $       373,425
                                                      ===============    ==============     ==============     ===============

       Amounts included for investment assets above include $75,726 and $74,326 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 2004 and 2003, respectively.

       Under pre-1984 life insurance company income tax laws, a portion of a life insurance company's gain from operations was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in the account at December 31, 2004 is $7,742 and the Company does not anticipate any transactions, which would cause any part of the amount to become taxable. Accordingly, no provision has been made for possible future federal income taxes on this accumulation.

12.    OTHER COMPREHENSIVE INCOME


       The following table presents the composition of other comprehensive income for the year ended December 31, 2004:


                                                                                      Tax
                                                                Before Tax          (Expense)           Net of Tax
                                                                  Amount             Benefit              Amount
                                                           -----------------    -----------------    -----------------
      Unrealized gains on available-for-sale
       securities:
      Net changes during the year related to
       cash flow hedges                                 $         7,326      $        (2,564)     $        4,762
      Unrealized holding gains (losses) arising
       during the period                                        (12,706)               4,448              (8,258)
      Less: reclassification adjustment for
       (gains) losses realized in net income                    (35,908)              12,567             (23,341)
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                             (41,288)              14,451             (26,837)
      Reserve and deferred policy acquisition costs
       adjustment                                                35,773              (12,521)             23,252
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                              (5,515)               1,930              (3,585)
      Minimum pension liability adjustment                       (8,370)               2,930              (5,440)
                                                           -----------------    -----------------    -----------------
      Other comprehensive income (loss)                 $       (13,885)     $         4,860      $       (9,025)
                                                           =================    =================    =================



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



      The following table presents the composition of other comprehensive income for the year ended December 31, 2003:

                                                                                      Tax
                                                               Before-Tax           (Expense)           Net-of-Tax
                                                                Amount               Benefit              Amount
                                                           -----------------    -----------------    -----------------
      Unrealized gains on available-for-sale
       securities:
      Net changes during the year related to
       cash flow hedges                                 $        (18,159)    $          6,356     $        (11,803)
      Unrealized holding gains (losses) arising
       during the period                                          12,967               (4,538)               8,429
      Less:  reclassification adjustment for
       (gains) losses realized in net income                     (22,824)               7,989              (14,835)
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                              (28,016)               9,807              (18,209)
      Reserve and deferred policy acquisition costs
       adjustment                                                (12,553)               4,393               (8,160)
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                              (40,569)              14,200              (26,369)
      Minimum pension liability adjustment                         5,498               (1,925)               3,573
                                                           -----------------    -----------------    -----------------
      Other comprehensive income (loss)                 $        (35,071)    $         12,275     $        (22,796)
                                                           =================    =================    =================

      The following table presents the composition of other comprehensive income for the year ended December 31, 2002:

                                                                                      Tax
                                                               Before-Tax           (Expense)           Net-of-Tax
                                                                 Amount             or Benefit            Amount
                                                           -----------------    -----------------    -----------------
      Unrealized gains on available-for-sale
       securities:
      Net changes during the year related to
       cash flow hedges                                 $        (7,486)     $         2,620      $         (4,866)
      Unrealized holding gains (losses) arising
       during the period                                        192,079              (67,290)              124,789
      Less:  reclassification adjustment for
        (gains) losses realized in net income                    (8,004)               2,802                (5,202)
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                             176,589              (61,868)              114,721
      Reserve and deferred policy acquisition
       costs adjustment                                         (42,681)              14,953               (27,728)
                                                           -----------------    -----------------    -----------------
      Net unrealized gains (losses)                             133,908              (46,915)               86,993
      Minimum pension liability adjustment                      (19,822)               6,938               (12,884)
                                                           -----------------    -----------------    -----------------
      Other comprehensive income (loss)                 $       114,086      $       (39,977)     $         74,109
                                                           =================    =================    =================


13.    STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS AND OTHER MATTERS

       At December 31, 2004 and 2003, the Company had 1,500 authorized shares each of Series A, Series B, Series C and Series D cumulative preferred stock; and 2,000,000 authorized shares of non-cumulative preferred stock.

       Dividends in the amount of $163,230, $75,711 and $170,572, were paid on common stock in 2004, 2003 and 2002, respectively. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices, for years ended December 31, 2004, 2003 and 2002 are as follows:

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



                                                     Year Ended December 31,
                                     --------------------------------------------------------
                                          2004                 2003                2002
                                     ----------------    -----------------    ---------------
                                       (Unaudited)
      Net income (loss)           $        402,341    $        (75,626)    $       205,749
      Capital and surplus                1,477,425           1,281,191           1,292,292


       The maximum amount of dividends, which can be paid to stockholders by insurance companies domiciled in the State of Colorado, is subject to restrictions relating to statutory surplus and statutory net gain from operations. Unaudited statutory surplus and net gains from operations at December 31, 2004 were $1,477,425 and 496,470, respectively. The Company should be able to pay up to $496,470 (unaudited) of dividends in 2005.

14.    STOCK OPTIONS

       The Parent has a stock option plan (the "Lifeco plan") that provides for the granting of options of its common shares to certain officers and employees of its subsidiaries, including the Company. Options may be granted with exercise prices not less than the market price on the date of the grant. Termination of employment prior to vesting results in the forfeiture of the options. The stock of Power Financial Corporation ("PFC"), which is the parent corporation of Lifeco, and Lifeco split on July 21, 2004 and October 4, 2004, respectively. All prior year numbers have been restated to reflect the stock splits. As of December 31, 2004, 2003 and 2002, stock available for award to Company employees under the Lifeco plan aggregated 5,588,588, 6,068,688 and 7,834,688 shares, respectively.

       The Lifeco plan provides for the granting of options with varying terms and vesting requirements. The majority of basic options under the Lifeco plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant. Other basic options vested and became exercisable one-third per year commencing on various dates from December 31, 2000 to September 30, 2004 and expire ten years from the date of grant. Variable options granted to Company employees totaling 556,000 and 3,664,000 in 1998 and 1997, respectively, became exercisable, if certain cumulative financial targets were attained by the end of 2001. A total of 351,022 options vested and became exercisable. The exercise period runs from June 26, 2007

       Additional variable options granted in 2004, 2003, 2001, 2000 and 1998 totaling 0, 200,000, 160,000, 240,000 and 760,000 shares, respectively, become exercisable if certain sales or financial targets are attained. During 2004, 2003 and 2002, none of these options vested and accordingly, the Company did not recognize compensation expense. If exercisable, the exercise period expires ten years from the date of grant.

       The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding and the weighted-average exercise price (the "WAEP") for 2004, 2003 and 2002. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:


                                                 2004                           2003                          2002
                                       --------------------------     --------------------------   ----------------------------
                                         Options          WAEP          Options         WAEP         Options           WAEP
       ---------------------------     -------------     ---------    ------------    ----------   -------------     ----------
       Outstanding, Jan. 1                 7,754,314 $     8.09         8,894,290 $     6.83        12,796,298   $     5.83
         Granted                             242,000      18.96         1,706,000     13.41           349,000        11.08
         Exercised                         1,248,834       6.65           972,352      5.43         2,718,982         3.58
         Expired or canceled                 473,276      14.36         1,873,624      6.98         1,532,026         5.51
                                       ------------     ---------      ----------    ----------   -------------     ----------
       Outstanding, Dec 31                 6,274,204 $    11.87         7,754,314 $   10.29         8,894,290   $     6.83
                                       =============    =========     ===========    ==========   =============     ==========

         Options exercisable
         At year-end                      4,195,804  $     9.98          4,554,584 $     8.09         4,243,276   $     5.84
                                       ============     =========     ============    ==========   =============     ==========



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


                                                 2004                           2003                           2002
                                         Options          WAEP          Options         WAEP          Options          WAEP
       Weighted average
         fair value of
         options granted
         during year               $      4.80                    $      3.49                    $     3.73
                                       ============                   ============                  ============

       The following table summarizes the range of exercise prices for outstanding Lifeco common stock options granted to Company employees at December 31, 2004:


                                                    Outstanding                                   Exercisable
                                 --------------------------------------------------     ---------------------------------
                                                       Average          Average                               Average
             Exercise                Options             Life           Exercise            Options           Exercise
           Price Range             Outstanding        Remaining          Price            Outstanding          Price
       ---------------------     ----------------    -------------    -------------     ----------------    -------------
          $3.53 - $6.76                686,800           1.93      $       4.84               686,800    $        4.84
          $8.42 - $11.22             2,494,304           4.99              9.24             2,401,704             9.25
         $14.28 - $20.93             3,093,100           7.60             15.55             1,107,300            14.75

       Of the exercisable Lifeco options, 3,870,404 relate to fixed option grants and 325,400 relate to variable grants.

       Power Financial Corporation ("PFC"), which is the parent corporation of Lifeco, has a stock option plan (the "PFC plan") that provides for the granting of options for its common shares to key employees of PFC and its affiliates. Prior to the creation of the Lifeco plan in 1996, certain officers of the Company participated in the PFC plan.

       The following table summarizes the status of, and changes in, the PFC plan options granted to Company officers and their WAEP for 2004, 2003 and 2002. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:


                                                2004                         2003                          2002
                                       ------------------------    --------------------------    --------------------------
                                         Options        WAEP         Options          WAEP         Options          WAEP
                                       ------------   ---------    -------------    ---------    -------------    ---------
      Outstanding, Jan 1,                    0      $    0.00            0       $     0.00           140,000  $     1.08
        Exercised                            0           0.00            0             0.00          (140,000)       1.11
                                       ------------   ---------    -------------    ---------    -------------    ---------
      Outstanding, Dec 31,                   0           0.00            0       $     0.00                 0  $     0.00
                                       ============   =========    =============    =========    =============    =========
      Options exercisable
        at year-end                          0      $    0.00            0       $     0.00                 0  $     0.00
                                       ------------   ---------    -------------    ---------    -------------    ---------

       The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

                                                                   Granted During The Year Ended December 31,
                                                             --------------------------------------------------------
                                                                  2004                 2003                2002
                                                             ----------------    -----------------    ---------------
      Dividend yield                                              2.58%                 2.81%              2.45%
      Expected volatility                                        24.64%                26.21%             31.67%
      Risk free interest rate                                     4.33%                 4.48%              5.13%
      Expected duration                                         6.7 years            7 years             7 years

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


15.    SEGMENT INFORMATION

       The Company has two reportable segments: Great-West Healthcare and Financial Services. The Great-West Healthcare segment markets group life and health insurance to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to individuals, public and not-for-profit employers and corporations, and offers life insurance products to individuals and businesses. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has unique distribution channels.

       The accounting policies of the segments are the same as those described in Note 1. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes.

       The Company's operations are not materially dependent on one or a few customers, brokers or agents.

       The following table summarizes segment financial information for the year ended and as of December 31, 2004:


                                                                               Year Ended December 31, 2004
                                                              ---------------------------------------------------------------
                                                                 Great-West             Financial
      Operations:                                                Healthcare              Services                Total
                                                              ------------------    -------------------    ------------------
      Revenue:
       Premium income                                      $        261,957      $        311,303       $         573,260
       Fee income                                                   649,113               266,531                 915,644
       Net investment income                                         46,253               987,054               1,033,307
       Realized investment gains                                     15,248                42,699                  57,947
                                                              ------------------    -------------------    ------------------
      Total revenue                                                 972,571             1,607,587               2,580,158
                                                              ------------------    -------------------    ------------------
      Benefits and Expenses:
       Benefits                                                      68,306             1,067,499               1,135,805
       Operating expenses                                           680,563               287,150                 967,713
                                                              ------------------    -------------------    ------------------
      Total benefits and expenses                                   748,869             1,354,649               2,103,518
                                                              ------------------    -------------------    ------------------
      Net operating income before income taxes                      223,702               252,938                 476,640
      Income taxes                                                   74,541                75,679                 150,220
                                                              ------------------    -------------------    ------------------
      Net income                                           $        149,161      $        177,259       $         326,420
                                                              ==================    ===================    ==================

                                                                                    December 31, 2004
                                                              ---------------------------------------------------------------
      Assets:                                                    Great-West             Financial
                                                                 Healthcare              Services                Total
                                                              ------------------    -------------------    ------------------
      Investment assets                                    $        1,564,644    $       18,088,365     $      19,653,009
      Other assets                                                    274,914             2,982,571             3,257,485
      Separate account assets                                                            14,155,397            14,155,397
                                                              ------------------    -------------------    ------------------
      Total assets                                         $        1,839,558    $       35,226,333     $      37,065,891
                                                              ==================    ===================    ==================



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)



      The following table summarizes segment financial information for the year ended and as of December 31, 2003:

                                                                               Year Ended December 31, 2003
                                                              ---------------------------------------------------------------
                                                                 Great-West             Financial
      Operations:                                                Healthcare              Services                Total
                                                              ------------------    -------------------    ------------------
      Revenue:
       Premium income                                      $         838,194     $        1,414,703     $       2,252,897
       Fee income                                                    607,369                232,703               840,072
       Net investment income                                          72,191                916,209               988,400
       Realized investment gains                                      10,340                 29,220                39,560
                                                              ------------------    -------------------    ------------------
      Total revenue                                                1,528,094              2,592,835             4,120,929
                                                              ------------------    -------------------    ------------------
      Benefits and Expenses:
       Benefits                                                      567,603              2,116,001             2,683,604
       Operating expenses                                            699,146                266,538               965,684
                                                              ------------------    -------------------    ------------------
      Total benefits and expenses                                  1,266,749              2,382,539             3,649,288
                                                              ------------------    -------------------    ------------------

      Net operating income before income taxes                       261,345                210,296               471,641
      Income taxes                                                    88,104                 65,516               153,620
                                                              ------------------    -------------------    ------------------
      Net income                                           $         173,241     $          144,780     $         318,021
                                                              ==================    ===================    ==================

                                                                                    December 31, 2003
                                                              ---------------------------------------------------------------

      Assets:                                                    Great-West             Financial
                                                                 Healthcare              Services                Total
                                                              ------------------    -------------------    ------------------
      Investment assets                                    $       1,351,871     $       18,347,959     $      19,699,830
      Other assets                                                   275,005              3,459,820             3,734,825
      Separate account assets                                                            13,175,480            13,175,480
                                                              ------------------    -------------------    ------------------
      Total assets                                         $       1,626,876     $       34,983,259     $      36,610,135
                                                              ==================    ===================    ==================

       The following table summarizes segment financial information for the year ended and as of December 31, 2002:

                                                                              Year Ended December 31, 2002
                                                             ---------------------------------------------------------------
                                                                Great-West              Financial
      Operations:                                               Healthcare              Services                Total
                                                             ------------------     ------------------     -----------------
      Revenue:
       Premium income                                     $          960,191     $        159,904       $       1,120,095
       Fee income                                                    660,423              223,139                 883,562
       Net investment income                                          67,923              851,442                 919,365
       Realized investment gains                                       8,918               32,708                  41,626
                                                             ------------------     ------------------     -----------------
      Total revenue                                                1,697,455            1,267,193               2,964,648
                                                             ------------------     ------------------     -----------------
      Benefits and Expenses:
       Benefits                                                      761,481              831,272               1,592,753
       Operating expenses                                            732,472              225,671                 958,143
                                                             ------------------     ------------------     -----------------
      Total benefits and expenses                                  1,493,953            1,056,943               2,550,896
                                                             ------------------     ------------------     -----------------

      Net operating income before income taxes                       203,502              210,250                 413,752
      Income taxes                                                    67,198               63,017                 130,215
                                                             ------------------     ------------------     -----------------
      Net income                                          $          136,304     $        147,233       $         283,537
                                                             ==================     ==================     =================


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                      (In Thousands, Except Share Amounts)


      The following table, which summarizes premium and fee income by segment, represents supplemental information for the years ended December 31, 2004, 2003 and 2002:

                                                                                  Year Ended December 31,
                                                              ----------------------------------------------------------------
                                                                    2004                   2003                   2002
                                                              ------------------    -------------------    -------------------
      Premium Income:
      Great-West Healthcare:
      Group Life & Health                                  $        261,957      $        838,194       $        960,191
                                                              ------------------    -------------------    -------------------
               Total Great-West Healthcare                          261,957               838,194                960,191
                                                              ------------------    -------------------    -------------------
      Financial Services:
      Retirement Services                                             1,640                   824                     15
      Individual Markets                                            309,663             1,413,879                159,889
                                                             -------------------    -------------------     ------------------
               Total Financial Services                             311,303             1,414,703                159,904
                                                              ------------------    -------------------    -------------------
      Total premium income                                 $        573,260      $      2,252,897       $      1,120,095
                                                              ==================    ===================    ===================

                                                                                  Year Ended December 31,
                                                              ----------------------------------------------------------------
                                                                    2004                   2003                   2002
                                                              ------------------    -------------------    -------------------
      Fee Income:
      Great-West Healthcare:
      Group Life & Health (uninsured plans)                $        649,113      $        607,369       $        660,423
                                                              ------------------    -------------------    -------------------
               Total Great-West Healthcare                          649,113               607,369                660,423
                                                              ------------------    -------------------    -------------------
      Financial Services:
      Retirement Services                                           226,958               199,374                196,972
      Individual Markets                                             39,573                33,329                 26,167
                                                              ------------------    -------------------    -------------------
               Total Financial Services                             266,531               232,703                223,139
                                                              ------------------    -------------------    -------------------
      Total fee income                                     $        915,644      $        840,072       $        883,562
                                                              ==================    ===================    ===================

16.   OBLIGATIONS RELATING TO DEBT AND LEASES

      The Company enters into operating leases primarily for office space. The following table shows, as of December 31, 2004, scheduled related party debt repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years 2005 through 2009.



                                       2005          2006            2007          2008            2009         Thereafter
                                     ----------    ----------     -----------    ----------     -----------    --------------
      Related party notes         $             $    25,000    $              $              $              $      195,000
      Operating leases                21,968        19,471           17,935       17,463           16,019            7,279
                                     ----------    ----------     -----------    ----------     -----------    --------------
      Total contractual
       obligations                $   21,968    $   44,471     $     17,935   $   17,463     $     16,019   $      202,279
                                     ==========    ==========     ===========    ==========     ===========    ==============

17.   COMMITMENTS AND CONTINGENCIES

      The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on the Company's financial position or the results of its operations.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                  SCHEDULE III
                       SUPPLEMENTAL INSURANCE INFORMATION
                                 (In Thousands)


                                                                                          Financial
                                                                     Healthcare           Services
As of and for the year ended December 31, 2004                        Segment              Segment              Total
----------------------------------------------
                                                                  -----------------    ----------------    -----------------
Deferred policy acquisition costs                               $                    $       301,603     $       301,603
Future policy benefits, losses, claims, expenses                        323,975           17,580,163          17,904,138
Unearned premiums                                                        37,749                  432              38,181
Other policy claims and benefits payable                                564,623              434,622             999,245
Premium income                                                          261,957              311,303             573,260
Net investment income                                                    46,253              987,054           1,033,307
Benefits, claims, losses and settlement expenses                         68,306            1,067,499           1,135,805
Amortization of deferred policy acquisition costs                                             40,536              40,536
Other operating expenses                                                680,563              287,150             967,713


                                                                                          Financial
                                                                     Healthcare           Services
As of and for the year ended December 31, 2003                        Segment              Segment              Total
----------------------------------------------
                                                                  -----------------    ----------------    -----------------
Deferred policy acquisition costs                               $                    $       284,866     $       284,866
Future policy benefits, losses, claims, expenses                        569,425           18,051,633          18,621,058
Unearned premiums                                                        28,475                  545              29,020
Other policy claims and benefits payable                                623,337              429,965           1,053,302
Premium income                                                          838,194            1,414,703           2,252,897
Net investment income                                                    72,191              916,209             988,400
Benefits, claims, losses and settlement expenses                        567,603            2,116,001           2,683,604
Amortization of deferred policy acquisition costs                                             36,283              36,283
Other operating expenses                                                699,146              266,538             965,684


                                                                                          Financial
                                                                     Healthcare           Services
For the year ended December 31, 2002                                  Segment              Segment              Total
------------------------------------
                                                                  -----------------    ----------------    -----------------
Premium income                                                  $       960,191      $       159,904     $     1,120,095
Net investment income                                                    67,923              851,442             919,365
Benefits, claims, losses and settlement expenses                        761,481              831,272           1,592,753
Amortization of deferred policy acquisition costs                                             38,707              38,707
Other operating expenses                                                732,472              225,671             958,143


                            COLI VUL-2 Series Account


                    FINANCIAL STATEMENTS FOR THE YEARS ENDED
              DECEMBER 31, 2004 AND 2003 AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM


COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   AIM V.I. CORE    AIM V.I.    AIM V.I.      AIM V.I.     AMERICAN     AMERICAN
                                                       EQUITY       FINANCIAL    HEALTH      TECHNOLOGY   CENTURY VP   CENTURY VP
                                                     PORTFOLIO      SERVICES    SCIENCES      PORTFOLIO    INCOME &    INTERNATIONAL
                                                                    PORTFOLIO  PORTFOLIO                  GROWTH IV     PORTFOLIO
                                                                                                          PORTFOLIO
                                                   --------------------------------------------------------------------------------
                                                   ------------   ------------ -----------  ------------ ------------  ------------

ASSETS:
    Investments at market value (1)              $   1,955,465  $      32,585 $    32,712 $      37,269 $    136,430 $     167,169
    Investment income due and accrued
                                                   ------------   ------------ -----------  ------------ ------------  ------------
                                                   ------------   ------------ -----------  ------------ ------------  ------------

       Total assets                                  1,955,465         32,585      32,712        37,269      136,430       167,169
                                                   ------------   ------------ -----------  ------------ ------------  ------------
                                                   ------------   ------------ -----------  ------------ ------------  ------------

LIABILITIES:
    Due to Great West Life & Annuity Insurance Company     171              3           3             3           12            14
                                                   ------------   ------------ -----------  ------------ ------------  ------------
                                                   ------------   ------------ -----------  ------------ ------------  ------------

       Total liabilities                                   171              3           3             3           12            14
                                                   ------------   ------------ -----------  ------------ ------------  ------------
                                                   ------------   ------------ -----------  ------------ ------------  ------------

NET ASSETS                                       $   1,955,294  $      32,582 $    32,709 $      37,266 $    136,418 $     167,155
                                                   ============   ============ ===========  ============ ============  ============
                                                   ============   ============ ===========  ============ ============  ============

NET ASSETS REPRESENTED BY:
    Accumulation units                           $   1,955,294  $      32,582 $    32,709 $      37,266 $    136,418 $     167,155
                                                   ============   ============ ===========  ============ ============  ============
                                                   ============   ============ ===========  ============ ============  ============

ACCUMULATION UNITS OUTSTANDING                         187,378          2,856       2,965         4,128       12,679        17,315

UNIT VALUE (ACCUMULATION)                        $       10.44  $       11.41 $     11.03 $        9.03 $      10.76 $        9.65
                                                   ============   ============ ===========  ============ ============  ============
                                                   ============   ============ ===========  ============ ============  ============

(1) Cost of investments:                         $   1,890,578  $      31,839 $    31,838 $      35,963 $    112,612 $     137,515
    Shares of investments:                             105,644          2,230       1,731         3,001       18,638        22,744


The accompanying notes are an integral part of these financial statements.                                              (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                      AMERICAN   AMERICAN    DREYFUS STOCK   DREYFUS VIF     FEDERATED    FEDERATED
                                                     CENTURY VP  CENTURY VP       INDEX       APPRECIATION    AMERICAN     GROWTH
                                                       ULTRA      VALUE        PORTFOLIO      PORTFOLIO    LEADERS FUND   STRATEGIES
                                                     PORTFOLIO   ORTFOLIO                                       II         FUND II
                                                   ---------------------------------------------------------------------------------
                                                   ------------- ----------  -------------  ------------   ------------ ------------


ASSETS:
    Investments at market value (1)              $          663 $  143,296 $    4,747,770 $     161,655  $     750,536 $     12,451
    Investment income due and accrued
                                                   ------------- ----------  -------------  ------------   ------------ ------------
                                                   ------------- ----------  -------------  ------------   ------------ ------------

       Total assets                                         663    143,296      4,747,770       161,655        750,536       12,451
                                                   ------------- ----------  -------------  ------------   ------------ ------------
                                                   ------------- ----------  -------------  ------------   ------------ ------------

LIABILITIES:
    Due to Great West Life & Annuity Insurance Company                  12            382            14             65            1
                                                   ------------- ----------  -------------  ------------   ------------ ------------
                                                   ------------- ----------  -------------  ------------   ------------ ------------

       Total liabilities                                                12            382            14             65            1
                                                   ------------- ----------  -------------  ------------   ------------ ------------
                                                   ------------- ----------  -------------  ------------   ------------ ------------

NET ASSETS                                       $          663 $  143,284 $    4,747,388 $     161,641  $     750,471 $     12,450
                                                   ============= ==========  =============  ============   ============ ============
                                                   ============= ==========  =============  ============   ============ ============

NET ASSETS REPRESENTED BY:
    Accumulation units                           $          663 $  143,284 $    4,747,388 $     161,641  $     750,471 $     12,450
                                                   ============= ==========  =============  ============   ============ ============
                                                   ============= ==========  =============  ============   ============ ============

ACCUMULATION UNITS OUTSTANDING                               61      8,621        480,905        15,699         65,710        1,208

UNIT VALUE (ACCUMULATION)                        $        10.87 $    16.62 $         9.87 $       10.30  $       11.42 $      10.31
                                                   ============= ==========  =============  ============   ============ ============
                                                   ============= ==========  =============  ============   ============ ============

(1) Cost of investments:                         $          623 $  122,105 $    4,161,109 $     151,045  $     688,543 $     10,829
    Shares of investments:                                   65     16,377        153,699         4,546         36,310          592


The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                             FEDERATED      FEDERATED     FIDELITY VIP   FIDELITY VIP  FIDELITY VIP  JANUS ASPEN
                                            HIGH INCOME   INTERNATIONAL    CONTRAFUND       GROWTH      INVESTMENT      SERIES
                                            BOND FUND II  EQUITY FUND II PORTFOLIO SVC  PORTFOLIO SVC   GRADE BOND     BALANCED
                                                                               II             II         PORTFOLIO    PORTFOLIO
                                                                                                          SVC II
                                           ---------------------------------------------------------------------------------------
                                           -------------  -------------  -------------  ------------   ------------  -------------
ASSETS:
    Investments at market value (1)      $      376,198 $      259,112 $    1,830,434 $   1,289,701  $   5,706,122 $    1,916,418
    Investment income due and accrued
                                           -------------  -------------  -------------  ------------   ------------  -------------
                                           -------------  -------------  -------------  ------------   ------------  -------------

       Total assets                             376,198        259,112      1,830,434     1,289,701      5,706,122      1,916,418
                                           -------------  -------------  -------------  ------------   ------------  -------------
                                           -------------  -------------  -------------  ------------   ------------  -------------

LIABILITIES:
    Due to Great West Life & Annuity                 33             22            159           112            498            146
       Insurance Company
                                           -------------  -------------  -------------  ------------   ------------  -------------
                                           -------------  -------------  -------------  ------------   ------------  -------------

       Total liabilities                             33             22            159           112            498            146
                                           -------------  -------------  -------------  ------------   ------------  -------------
                                           -------------  -------------  -------------  ------------   ------------  -------------

NET ASSETS                               $      376,165 $      259,090 $    1,830,275 $   1,289,589  $   5,705,624 $    1,916,272
                                           =============  =============  =============  ============   ============  =============
                                           =============  =============  =============  ============   ============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                   $      376,165 $      259,090 $    1,830,275 $   1,289,589  $   5,705,624 $    1,916,272
                                           =============  =============  =============  ============   ============  =============
                                           =============  =============  =============  ============   ============  =============

ACCUMULATION UNITS OUTSTANDING                   29,712         26,836        144,176       167,459        445,248        155,003

UNIT VALUE (ACCUMULATION)                $        12.66 $         9.65 $        12.69 $        7.70  $       12.81 $        12.36
                                           =============  =============  =============  ============   ============  =============
                                           =============  =============  =============  ============   ============  =============

(1) Cost of investments:                 $      369,280 $      219,949 $    1,626,055 $   1,244,782  $   5,769,471 $    1,812,874
    Shares of investments:                       45,878         19,600         69,466        40,762        436,248         78,574


The accompanying notes are an integral part of these financial statements.                                             (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                             JANUS ASPEN    JANUS ASPEN    JANUS ASPEN    JANUS ASPEN       MAXIM     MAXIM ARIEL
                                                SERIES         SERIES     SERIES GROWTH      SERIES      AGGRESSIVE      MIDCAP
                                               CAPITAL        FLEXIBLE      PORTFOLIO      WORLDWIDE      PROFILE I      VALUE
                                             APPRECIATION      INCOME                        GROWTH       PORTFOLIO    PORTFOLIO
                                             I PORTFOLIO     PORTFOLIO                     PORTFOLIO
                                            ---------------------------------------------------------------------------------------
                                            -------------  -------------  -------------  ------------   ------------  -------------
ASSETS:
    Investments at market value (1)       $      742,437 $    5,440,411 $       15,531 $   1,058,307  $     222,257 $    3,248,618
    Investment income due and accrued
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

       Total assets                              742,437      5,440,411         15,531     1,058,307        222,257      3,248,618
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

LIABILITIES:
    Due to Great West Life & Annuity                  65            475              1            81             19            247
       Insurance Company
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

       Total liabilities                              65            475              1            81             19            247
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

NET ASSETS                                $      742,372 $    5,439,936 $       15,530 $   1,058,226  $     222,238 $    3,248,371
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                    $      742,372 $    5,439,936 $       15,530 $   1,058,226  $     222,238 $    3,248,371
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

ACCUMULATION UNITS OUTSTANDING                    61,238        387,358          1,523       119,911         17,810        175,778

UNIT VALUE (ACCUMULATION)                 $        12.12 $        14.04 $        10.20 $        8.83  $       12.48 $        18.48
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

(1) Cost of investments:                  $      617,743 $    5,531,942 $       14,879 $     992,031  $     199,846 $    3,112,974
    Shares of investments:                        30,205        448,139            774        39,519         19,078        138,239


The accompanying notes are an integral part of these financial statements.                                              (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                              MAXIM ARIEL       MAXIM      MAXIM INVESCO   MAXIM LOOMIS    MAXIM MFS      MAXIM
                                               SMALL-CAP     CONSERVATIVE  ADR PORTFOLIO   SAYLES BOND     SMALL-CAP     MODERATE
                                                 VALUE        PROFILE I                     PORTFOLIO       GROWTH      PROFILE I
                                               PORTFOLIO      PORTFOLIO                                    PORTFOLIO    PORTFOLIO
                                             ---------------------------------------------------------------------------------------
                                             -------------  -------------  -------------  ------------   ------------  -------------
ASSETS:
    Investments at market value (1)        $    1,817,032 $       45,163 $      450,247 $   2,917,193  $   1,169,613 $      140,819
    Investment income due and accrued
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

       Total assets                             1,817,032         45,163        450,247     2,917,193      1,169,613        140,819
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

LIABILITIES:
    Due to Great West Life & Annuity                  158              4             39           253             96             12
       Insurance Company
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

       Total liabilities                              158              4             39           253             96             12
                                             -------------  -------------  -------------  ------------   ------------  -------------
                                             -------------  -------------  -------------  ------------   ------------  -------------

NET ASSETS                                 $    1,816,874 $       45,159 $      450,208 $   2,916,940  $   1,169,517 $      140,807
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                     $    1,816,874 $       45,159 $      450,208 $   2,916,940  $   1,169,517 $      140,807
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============

ACCUMULATION UNITS OUTSTANDING                    137,039          3,499         36,783       167,407        121,113         11,073

UNIT VALUE (ACCUMULATION)                  $        13.26 $        12.91 $        12.24 $       17.42  $        9.66 $        12.72
                                             =============  =============  =============  ============   ============  =============
                                             =============  =============  =============  ============   ============  =============

(1) Cost of investments:                   $    1,607,148 $       43,618 $      368,544 $   2,501,908  $     987,582 $      131,287
    Shares of investments:                        129,881          4,368         26,162       236,210         72,647         12,825


The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                MAXIM          MAXIM       MAXIM MONEY   MAXIM T. ROWE   MAXIM U.S.    NEUBERGER
                                              MODERATELY     MODERATELY       MARKET         PRICE       GOVERNMENT    BERMAN AMT
                                              AGGRESSIVE    CONSERVATIVE    PORTFOLIO    EQUITY/INCOME   SECURITIES     GUARDIAN
                                              PROFILE I      PROFILE I                     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                              PORTFOLIO      PORTFOLIO
                                            ---------------------------------------------------------------------------------------
                                            -------------  -------------  -------------  ------------   ------------  -------------
ASSETS:
    Investments at market value (1)       $      105,565 $        1,163 $    3,428,428 $     811,374  $   4,983,376 $      794,091
    Investment income due and accrued                                              138
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

       Total assets                              105,565          1,163      3,428,566       811,374      4,983,376        794,091
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

LIABILITIES:
    Due to Great West Life & Annuity                   9                           375            71            465             69
       Insurance Company
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

       Total liabilities                               9                           375            71            465             69
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

NET ASSETS                                $      105,556 $        1,163 $    3,428,191 $     811,303  $   4,982,911 $      794,022
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                    $      105,556 $        1,163 $    3,428,191 $     811,303  $   4,982,911 $      794,022
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

ACCUMULATION UNITS OUTSTANDING                     8,415             93        304,186        68,088        365,442         62,224

UNIT VALUE (ACCUMULATION)                 $        12.54 $        12.51 $        11.27 $       11.92  $       13.64 $        12.76
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

(1) Cost of investments:                  $       96,761 $        1,163 $    3,428,428 $     764,687  $   5,112,899 $      665,634
    Shares of investments:                         9,228            110      3,428,428        43,669        448,953         49,109


The accompanying notes are an integral part of these financial statements.                                              (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                              NEUBERGER      NEUBERGER      NEUBERGER     STI CLASSIC    STI CLASSIC   TOTAL COLI
                                              BERMAN AMT     BERMAN AMT     BERMAN AMT      VARIABLE      VARIABLE       VUL-2
                                               MID-CAP        PARTNERS       SOCIALLY    TRUST CAPITAL   TRUST SMALL     SERIES
                                                GROWTH       PORTFOLIO     RESPONSIBLE    APPRECIATION    CAP VALUE     ACCOUNT
                                              PORTFOLIO                     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            ---------------------------------------------------------------------------------------

                                            -------------  -------------  -------------  ------------   ------------  -------------


ASSETS:
    Investments at market value (1)       $      366,504 $      227,182 $       15,779 $      37,952  $     355,829 $   47,950,857
    Investment income due and accrued                                                                                          138
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

       Total assets                              366,504        227,182         15,779        37,952        355,829     47,950,995
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

LIABILITIES:
    Due to Great West Life & Annuity                  32             20              1             3             31          4,176
       Insurance Company
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

       Total liabilities                              32             20              1             3             31          4,176
                                            -------------  -------------  -------------  ------------   ------------  -------------
                                            -------------  -------------  -------------  ------------   ------------  -------------

NET ASSETS                                $      366,472 $      227,162 $       15,778 $      37,949  $     355,798 $   47,946,819
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                    $      366,472 $      227,162 $       15,778 $      37,949  $     355,798 $   47,946,819
                                            =============  =============  =============  ============   ============  =============
                                            =============  =============  =============  ============   ============  =============

ACCUMULATION UNITS OUTSTANDING                    34,297         17,774          1,177         3,392         22,720

UNIT VALUE (ACCUMULATION)                 $        10.69 $        12.78 $        13.41 $       11.19  $       15.66
                                            =============  =============  =============  ============   ============
                                            =============  =============  =============  ============   ============

(1) Cost of investments:                  $      318,313 $      199,247 $       13,414 $      35,639  $     310,734 $   45,473,431
    Shares of investments:                        20,555         12,401          1,128         2,311         19,412


The accompanying notes are an integral part of these financial statements.                                              (Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   AIM V.I. CORE     AIM V.I.    AIM V.I.    AIM V.I.      AMERICAN      AMERICAN
                                                       EQUITY       FINANCIAL     HEALTH    TECHNOLOGY    CENTURY VP    CENTURY VP
                                                     PORTFOLIO       SERVICES    SCIENCES   PORTFOLIO      INCOME &    INTERNATIONAL
                                                                    PORTFOLIO   PORTFOLIO                  GROWTH IV    PORTFOLIO
                                                                                                           PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   -------------  ------------- ----------- ----------   ------------  -------------
INVESTMENT INCOME:
    Dividends                                    $       16,634 $          232 $           $           $       1,389 $          763

EXPENSES:
    Mortality and expense risk                            7,645            104         106        108            430            575
                                                   -------------  ------------- ----------- ----------   ------------  -------------
                                                   -------------  ------------- ----------- ----------   ------------  -------------

NET INVESTMENT INCOME (LOSS)                              8,989            128        (106)      (108)           959            188
                                                   -------------  ------------- ----------- ----------   ------------  -------------
                                                   -------------  ------------- ----------- ----------   ------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares         (29,850)          (228)       (100)      (407)         1,714          5,724
    Realized gain distributions
                                                   -------------  ------------- ----------- ----------   ------------  -------------
                                                   -------------  ------------- ----------- ----------   ------------  -------------

    Net realized gain (loss)                            (29,850)          (228)       (100)      (407)         1,714          5,724
                                                   -------------  ------------- ----------- ----------   ------------  -------------
                                                   -------------  ------------- ----------- ----------   ------------  -------------

    Change in net unrealized appreciation
       on investments                                    96,048            746         874      1,306         11,377         13,698
                                                   -------------  ------------- ----------- ----------   ------------  -------------
                                                   -------------  ------------- ----------- ----------   ------------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $       75,187 $          646 $       668 $      791  $      14,050 $       19,610
                                                   =============  ============= =========== ==========   ============  =============
                                                   =============  ============= =========== ==========   ============  =============


INVESTMENT INCOME RATIO (2004)                            0.87%          0.75%                                 1.29%          0.53%
                                                   =============  =============                          ============  =============
                                                   =============  =============                          ============  =============

INVESTMENT INCOME RATIO (2003)                            1.55%                                                1.31%          0.49%
                                                   =============                                         ============  =============
                                                   =============                                         ============  =============

INVESTMENT INCOME RATIO (2002)                            1.71%                                                0.76%          0.82%
                                                   =============                                         ============  =============
                                                   =============                                         ============  =============

INVESTMENT INCOME RATIO (2001)                            1.76%                                                0.12%          0.02%
                                                   =============                                         ============  =============
                                                   =============                                         ============  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                      AMERICAN    AMERICAN   DREYFUS STOCK   DREYFUS VIF     FEDERATED    FEDERATED
                                                     CENTURY VP  CENTURY VP     INDEX       APPRECIATION    AMERICAN       GROWTH
                                                       ULTRA       VALUE      PORTFOLIO      PORTFOLIO    LEADERS FUND   STRATEGIES
                                                     PORTFOLIO   PORTFOLIO                                      II         FUND II
                                                   ---------------------------------------------------------------------------------
                                                   ------------- ----------- -----------  ------------   ------------  -------------


INVESTMENT INCOME:
    Dividends                                    $              $     1,414 $   74,410 $       2,663  $       9,685 $

EXPENSES:
    Mortality and expense risk                                2         520     14,591           566          2,703             52
                                                   ------------- ----------- ----------  ------------   ------------  -------------
                                                   ------------- ----------- ----------  ------------   ------------  -------------

NET INVESTMENT INCOME (LOSS)                                 (2)        894     59,819         2,097          6,982            (52)
                                                   ------------- ----------- ----------  ------------   ------------  -------------
                                                   ------------- ----------- ----------  ------------   ------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares              (6)      1,687    152,976           366            356          3,457
    Realized gain distributions                                       1,097
                                                   ------------- ----------- ----------  ------------   ------------  -------------
                                                   ------------- ----------- ----------  ------------   ------------  -------------

    Net realized gain (loss)                                 (6)      2,784    152,976           366            356          3,457
                                                   ------------- ----------- ----------  ------------   ------------  -------------
                                                   ------------- ----------- ----------  ------------   ------------  -------------

    Change in net unrealized appreciation
       on investments                                        40      12,970    155,550         3,664         51,631         (1,182)
                                                   ------------- ----------- ----------  ------------   ------------  -------------
                                                   ------------- ----------- ----------  ------------   ------------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $           32 $    16,648 $  368,345 $       6,127  $      58,969 $        2,223
                                                   ============= =========== ==========  ============   ============  =============
                                                   ============= =========== ==========  ============   ============  =============


INVESTMENT INCOME RATIO (2004)                                        1.09%      2.04%         1.88%          1.43%
                                                                 =========== ==========  ============   ============
                                                                 =========== ==========  ============   ============

INVESTMENT INCOME RATIO (2003)                                                   1.65%         0.93%          1.51%
                                                                             ==========  ============   ============
                                                                             ==========  ============   ============

INVESTMENT INCOME RATIO (2002)                                        0.76%      1.50%         1.66%          0.08%
                                                                 =========== ==========  ============   ============
                                                                 =========== ==========  ============   ============

INVESTMENT INCOME RATIO (2001)                                                   1.19%         1.85%
                                                                             ==========  ============
                                                                             ==========  ============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   FEDERATED    FEDERATED     FIDELITY VIP   FIDELITY VIP  FIDELITY VIP  JANUS ASPEN
                                                  HIGH INCOME  INTERNATIONAL    CONTRAFUND       GROWTH      INVESTMENT      SERIES
                                                  BOND FUND II EQUITY FUND II PORTFOLIO SVC  PORTFOLIO SVC   GRADE BOND     BALANCED
                                                                                    II             II         PORTFOLIO    PORTFOLIO
                                                                                                                SVC II
                                                ------------------------------------------------------------------------------------
                                                -------------  -------------  -------------  ------------   ------------  ----------


INVESTMENT INCOME:
    Dividends                                    $        5,725 $        $          803 $       2,408  $     265,918 $       37,952

EXPENSES:
    Mortality and expense risk                              410      940          3,746         4,932         23,158          5,420
                                                   ------------- --------  -------------  ------------   ------------  -------------
                                                   ------------- --------  -------------  ------------   ------------  -------------

NET INVESTMENT INCOME (LOSS)                              5,315     (940)        (2,943)       (2,524)       242,760         32,532
                                                   ------------- --------  -------------  ------------   ------------  -------------
                                                   ------------- --------  -------------  ------------   ------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares           1,757      346         28,452        (8,867)          (273)        68,660
    Realized gain distributions                                                                              198,230
                                                   ------------- --------  -------------  ------------   ------------  -------------
                                                   ------------- --------  -------------  ------------   ------------  -------------

    Net realized gain (loss)                              1,757      346         28,452        (8,867)       197,957         68,660
                                                   ------------- --------  -------------  ------------   ------------  -------------
                                                   ------------- --------  -------------  ------------   ------------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                                     2,902   31,750        140,432        88,510       (220,473)         3,876
                                                   ------------- --------  -------------  ------------   ------------  -------------
                                                   ------------- --------  -------------  ------------   ------------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $        9,974 $ 31,156 $      165,941 $      77,119  $     220,244 $      105,068
                                                   ============= ========  =============  ============   ============  =============
                                                   ============= ========  =============  ============   ============  =============


INVESTMENT INCOME RATIO (2004)                            5.59%                   0.09%         0.20%          4.59%          2.80%
                                                   =============           =============  ============   ============  =============
                                                   =============           =============  ============   ============  =============

INVESTMENT INCOME RATIO (2003)                            0.79%                                 0.09%          3.34%          2.17%
                                                   =============                          ============   ============  =============
                                                   =============                          ============   ============  =============

INVESTMENT INCOME RATIO (2002)                            8.43%                                 0.11%          1.44%          2.90%
                                                   =============                          ============   ============  =============
                                                   =============                          ============   ============  =============

INVESTMENT INCOME RATIO (2001)                                                                                                3.26%
                                                                                                                       =============
                                                                                                                       =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    JANUS ASPEN    JANUS ASPEN  JANUS ASPEN   JANUS ASPEN      MAXIM     MAXIM ARIEL
                                                       SERIES         SERIES   SERIES GROWTH    SERIES      AGGRESSIVE      MIDCAP
                                                      CAPITAL        FLEXIBLE   PORTFOLIO      WORLDWIDE      PROFILE I      VALUE
                                                    APPRECIATION      INCOME                     GROWTH       PORTFOLIO    PORTFOLIO
                                                    I PORTFOLIO     PORTFOLIO                   PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   -------------  -------------  -------------  ------------   ------------  -------


INVESTMENT INCOME:
    Dividends                                    $        1,708 $      306,662 $      22 $       9,278  $      3,058 $        5,922

EXPENSES:
    Mortality and expense risk                            2,573         20,863        30         3,255           262          8,801
                                                   -------------  ------------- ---------  ------------   -----------  -------------
                                                   -------------  ------------- ---------  ------------   -----------  -------------

NET INVESTMENT INCOME (LOSS)                               (865)       285,799        (8)        6,023         2,796         (2,879)
                                                   -------------  ------------- ---------  ------------   -----------  -------------
                                                   -------------  ------------- ---------  ------------   -----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares          20,752         18,580        (4)      (10,581)           98        339,599
    Realized gain distributions                                         39,729                                               93,487
                                                   -------------  ------------- ---------  ------------   -----------  -------------
                                                   -------------  ------------- ---------  ------------   -----------  -------------

    Net realized gain (loss)                             20,752         58,309        (4)      (10,581)           98        433,086
                                                   -------------  ------------- ---------  ------------   -----------  -------------
                                                   -------------  ------------- ---------  ------------   -----------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                                    93,098       (159,827)      652        52,541        22,411       (190,062)
                                                   -------------  ------------- ---------  ------------   -----------  -------------
                                                   -------------  ------------- ---------  ------------   -----------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $      112,985 $      184,281 $     640 $      47,983  $     25,305 $      240,145
                                                   =============  ============= =========  ============   ===========  =============
                                                   =============  ============= =========  ============   ===========  =============


INVESTMENT INCOME RATIO (2004)                            0.27%          5.88%     0.20%         1.14%         3.13%          0.27%
                                                   =============  ============= =========  ============   ===========  =============
                                                   =============  ============= =========  ============   ===========  =============

INVESTMENT INCOME RATIO (2003)                            0.64%          4.73%                   1.15%                        0.13%
                                                   =============  =============            ============                =============
                                                   =============  =============            ============                =============

INVESTMENT INCOME RATIO (2002)                                           5.71%                   1.09%                        0.23%
                                                                  =============            ============                =============
                                                                  =============            ============                =============

INVESTMENT INCOME RATIO (2001)                                                                   0.62%                        0.66%
                                                                                           ============                =============
                                                                                           ============                =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    MAXIM ARIEL    MAXIM      MAXIM INVESCO   MAXIM LOOMIS    MAXIM MFS      MAXIM
                                                     SMALL-CAP  CONSERVATIVE  ADR PORTFOLIO   SAYLES BOND     SMALL-CAP     MODERATE
                                                       VALUE     PROFILE I                     PORTFOLIO       GROWTH      PROFILE I
                                                     PORTFOLIO   PORTFOLIO                                    PORTFOLIO    PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   -------------  -------------  -------------  ------------   ------------  -------


INVESTMENT INCOME:
    Dividends                                    $        3,481 $     1,234 $        6,730 $     204,478  $             $     2,849

EXPENSES:
    Mortality and expense risk                            6,329         127          1,651        10,821          3,519         329
                                                   ------------- -----------  -------------  ------------   ------------ -----------
                                                   ------------- -----------  -------------  ------------   ------------ -----------

NET INVESTMENT INCOME (LOSS)                             (2,848)      1,107          5,079       193,657         (3,519)      2,520
                                                   ------------- -----------  -------------  ------------   ------------ -----------
                                                   ------------- -----------  -------------  ------------   ------------ -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain on sale of fund shares                 54,720         401         33,173        34,355         11,889         168
    Realized gain distributions                          93,171
                                                   ------------- -----------  -------------  ------------   ------------ -----------
                                                   ------------- -----------  -------------  ------------   ------------ -----------

    Net realized gain                                   147,891         401         33,173        34,355         11,889         168
                                                   ------------- -----------  -------------  ------------   ------------ -----------
                                                   ------------- -----------  -------------  ------------   ------------ -----------

    Change in net unrealized appreciation
       on investments                                   150,149       1,564         36,334        52,971         58,496       9,532
                                                   ------------- -----------  -------------  ------------   ------------ -----------
                                                   ------------- -----------  -------------  ------------   ------------ -----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $      295,192 $     3,072 $       74,586 $     280,983  $      66,866 $    12,220
                                                   ============= ===========  =============  ============   ============ ===========
                                                   ============= ===========  =============  ============   ============ ===========


INVESTMENT INCOME RATIO (2004)                            0.22%       3.89%          1.63%         7.56%                      2.52%
                                                   ============= ===========  =============  ============                ===========
                                                   ============= ===========  =============  ============                ===========

INVESTMENT INCOME RATIO (2003)                            0.04%       2.23%          2.27%         6.18%
                                                   ============= ===========  =============  ============
                                                   ============= ===========  =============  ============

INVESTMENT INCOME RATIO (2002)                                                       1.91%         7.33%
                                                                              =============  ============
                                                                              =============  ============

INVESTMENT INCOME RATIO (2001)                                                       1.32%        11.35%
                                                                              =============  ============
                                                                              =============  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                       MAXIM          MAXIM     MAXIM MONEY   MAXIM T. ROWE   MAXIM U.S.   NEUBERGER
                                                     MODERATELY     MODERATELY     MARKET         PRICE       GOVERNMENT  BERMAN AMT
                                                     AGGRESSIVE    CONSERVATIVE  PORTFOLIO    EQUITY/INCOME   SECURITIES    GUARDIAN
                                                     PROFILE I      PROFILE I                   PORTFOLIO      PORTFOLIO   PORTFOLIO
                                                     PORTFOLIO      PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   -------------  ------------- ------------  ------------   ------------ ----------


INVESTMENT INCOME:
    Dividends                                    $        1,870 $           30 $     53,252 $      11,507  $     233,573 $      915

EXPENSES:
    Mortality and expense risk                              245              9       22,557         2,545         22,242      2,695
                                                   -------------  ------------- ------------  ------------   ------------ ----------
                                                   -------------  ------------- ------------  ------------   ------------ ----------

NET INVESTMENT INCOME (LOSS)                              1,625             21       30,695         8,962        211,331     (1,780)
                                                   -------------  ------------- ------------  ------------   ------------ ----------
                                                   -------------  ------------- ------------  ------------   ------------ ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares           4,350           (255)           0        25,126        (48,413)     1,764
    Realized gain distributions                               0              0            0        23,311          7,453          0
                                                   -------------  ------------- ------------  ------------   ------------ ----------
                                                   -------------  ------------- ------------  ------------   ------------ ----------

    Net realized gain (loss)                              4,350           (255)           0        48,437        (40,960)     1,764
                                                   -------------  ------------- ------------  ------------   ------------ ----------
                                                   -------------  ------------- ------------  ------------   ------------ ----------

    Change in net unrealized appreciation (depreciation)
       on investments                                     5,367              0            0        23,773         18,093     97,754
                                                   -------------  ------------- ------------  ------------   ------------ ----------
                                                   -------------  ------------- ------------  ------------   ------------ ----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    $       11,342 $         (234)$     30,695 $      81,172  $     188,464 $   97,738
                                                   =============  ============= ============  ============   ============ ==========
                                                   =============  ============= ============  ============   ============ ==========


INVESTMENT INCOME RATIO (2004)                            2.53%          0.54%        0.94%         1.81%          4.20%      0.14%
                                                   =============  ============= ============  ============   ============ ==========
                                                   =============  ============= ============  ============   ============ ==========

INVESTMENT INCOME RATIO (2003)                            1.64%                       0.71%         1.66%          4.54%      0.94%
                                                   =============                ============  ============   ============ ==========
                                                   =============                ============  ============   ============ ==========

INVESTMENT INCOME RATIO (2002)                            1.68%                       1.36%                        5.47%      0.07%
                                                   =============                ============                 ============ ==========
                                                   =============                ============                 ============ ==========

INVESTMENT INCOME RATIO (2001)                            2.39%                       3.51%                                   0.36%
                                                   =============                ============                              ==========
                                                   =============                ============                              ==========


The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     NEUBERGER   NEUBERGER      NEUBERGER     STI CLASSIC    STI CLASSIC  TOTAL COLI
                                                     BERMAN AMT  BERMAN AMT     BERMAN AMT      VARIABLE      VARIABLE      VUL-2
                                                      MID-CAP     PARTNERS       SOCIALLY    TRUST CAPITAL   TRUST SMALL    SERIES
                                                       GROWTH    PORTFOLIO     RESPONSIBLE    APPRECIATION    CAP VALUE    ACCOUNT
                                                     PORTFOLIO                  PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                   ---------------------------------------------------------------------------------

                                                   ------------- -----------  -------------  ------------   ------------  ----------


INVESTMENT INCOME:
    Dividends                                    $              $        15 $              $          69  $      685 $    1,267,334

EXPENSES:
    Mortality and expense risk                            1,166         501             45            87         813        177,473
                                                   ------------- -----------  -------------  ------------  ----------  -------------
                                                   ------------- -----------  -------------  ------------  ----------  -------------

NET INVESTMENT INCOME (LOSS)                             (1,166)       (486)           (45)          (18)       (128)     1,089,861
                                                   ------------- -----------  -------------  ------------  ----------  -------------
                                                   ------------- -----------  -------------  ------------  ----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain on sale of fund shares                 68,067       8,663             72            52      10,186        798,526
    Realized gain distributions                                                                                             456,478
                                                   ------------- -----------  -------------  ------------  ----------  -------------
                                                   ------------- -----------  -------------  ------------  ----------  -------------

    Net realized gain                                    68,067       8,663             72            52      10,186      1,255,004
                                                   ------------- -----------  -------------  ------------  ----------  -------------
                                                   ------------- -----------  -------------  ------------  ----------  -------------

    Change in net unrealized appreciation
       on investments                                    (5,711)     18,456          1,669         2,313      42,778        726,070
                                                   ------------- -----------  -------------  ------------  ----------  -------------
                                                   ------------- -----------  -------------  ------------  ----------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $       61,190 $    26,633 $        1,696 $       2,347  $   52,836 $    3,070,935
                                                   ============= ===========  =============  ============  ==========  =============
                                                   ============= ===========  =============  ============  ==========  =============


INVESTMENT INCOME RATIO (2004)                                        0.01%                        0.21%       0.34%
                                                                 ===========                 ============  ==========
                                                                 ===========                 ============  ==========

INVESTMENT INCOME RATIO (2003)                                                                                 0.11%
                                                                                                           ==========
                                                                                                           ==========


The accompanying notes are an integral part of these financial statements.                                               (Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                       AIM V.I. CORE EQUITY      AIM V.I.      AIM V.I.    AIM V.I. HIGH   AIM V.I.
                                                             PORTFOLIO          FINANCIAL       HEALTH         YIELD      TECHNOLOGY
                                                                                 SERVICES      SCIENCES      PORTFOLIO    PORTFOLIO
                                                                                PORTFOLIO      PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------- ----------   ------------  -------------  ----------
                                                       2004           2003       2004           2004           2003        2004
                                                   -------------  ------------- ----------   ------------  -------------  ----------
                                                   -------------  ------------- ----------   ------------  -------------  ----------
                                                                                  (1)            (1)           (2)         (1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $        8,989 $       13,506 $      128  $        (106)$          (70)$      (108)
    Net realized gain (loss)                            (29,850)       (11,459)      (228)          (100)         3,205        (407)
    Change in net realized appreciation (depreciation)
       on investments                                    96,048        243,474        746            874            869       1,306
                                                   -------------  ------------- ----------   ------------  -------------  ----------
                                                   -------------  ------------- ----------   ------------  -------------  ----------

    Increase in net assets resulting
       from operations                                   75,187        245,521        646            668          4,004         791
                                                   -------------  ------------- ----------   ------------  -------------  ----------
                                                   -------------  ------------- ----------   ------------  -------------  ----------

CONTRACT TRANSACTIONS:
    Purchase payments                                   237,534        485,621     10,323         10,361         17,151      10,502
    Redemptions                                        (142,869)       (39,562)    (1,078)        (1,084)       (18,092)     (1,102)
    Transfers, net                                     (156,445)       320,227     22,796         22,868        (17,362)     27,185
    Contract maintenance charges                         (1,998)        (1,579)      (105)          (104)           (36)       (110)
                                                   -------------  ------------- ----------   ------------  -------------  ----------
                                                   -------------  ------------- ----------   ------------  -------------  ----------

    Increase (decrease) in net assets resulting from
       contract transactions                            (63,778)       764,707     31,936         32,041        (18,339)     36,475
                                                   -------------  ------------- ----------   ------------  -------------  ----------
                                                   -------------  ------------- ----------   ------------  -------------  ----------

    Total increase (decrease) in net assets              11,409      1,010,228     32,582         32,709        (14,335)     37,266

NET ASSETS:
    Beginning of period                               1,943,885        933,657                                   14,335
                                                   -------------  ------------- ----------   ------------  -------------  ----------
                                                   -------------  ------------- ----------   ------------  -------------  ----------

    End of period                                $    1,955,294 $    1,943,885 $   32,582  $      32,709 $            0 $    37,266
                                                   =============  ============= ==========   ============  =============  ==========
                                                   =============  ============= ==========   ============  =============  ==========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         37,820         85,784      3,462          3,585          2,081       4,613
    Units redeemed                                      (43,853)        (5,807)      (606)          (620)        (3,971)       (485)
                                                   -------------  ------------- ----------   ------------  -------------  ----------
                                                   -------------  ------------- ----------   ------------  -------------  ----------

    Net increase (decrease)                              (6,033)        79,977      2,856          2,965         (1,890)      4,128
                                                   =============  ============= ==========   ============  =============  ==========
                                                   =============  ============= ==========   ============  =============  ==========


(1) The portfolio commenced operations on December 21, 2004. (2) The portfolio ceased operations on December 12, 2003.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                      AMERICAN CENTURY VP INCOME &      AMERICAN CENTURY VP      AMERICAN CENTURY VP
                                                             GROWTH IV PORTFOLIO        INTERNATIONAL PORTFOLIO    ULTRA   PORTFOLIO
                                                           ------------------------------------------------------------------------
                                                           ---------------------------   ---------------------------  -------------
                                                               2004          2003           2004           2003           2004
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------
                                                                                                                          (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                         $          959 $         818  $         188 $           74 $           (2)
    Net realized gain (loss)                                      1,714        (5,377)         5,724         (4,841)            (6)
    Change in net realized appreciation
       on investments                                            11,377        29,550         13,698         26,119             40
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                                           14,050        24,991         19,610         21,352             32
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                            45,970        22,350         63,476         25,074             59
    Redemptions                                                 (10,728)      (20,083)        (7,324)        (1,409)           (10)
    Transfers, net                                                1,393       (31,426)         1,293         13,610            583
    Contract maintenance charges                                   (315)         (329)          (583)          (485)            (1)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                     36,320       (29,488)        56,862         36,790            631
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net assets                      50,370        (4,497)        76,472         58,142            663

NET ASSETS:
    Beginning of period                                          86,048        90,545         90,683         32,541              0
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    End of period                                        $      136,418 $      86,048  $     167,155 $       90,683 $          663
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                  5,319         2,988         10,174         10,239             73
    Units redeemed                                               (1,640)       (6,190)        (3,612)        (4,271)           (12)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                                       3,679        (3,202)         6,562          5,968             61
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============


(1) The portfolio commenced operations on December 21, 2004.

The accompanying notes are an integral part of these financial statements.                                              (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                              AMERICAN CENTURY VP VALUE       DREYFUS STOCK INDEX       DREYFUS VIF APPRECIATION
                                                      PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                            ---------------------------------------------------------------------------------------
                                            ----------------------------  ---------------------------  ----------------------------
                                                2004           2003          2004           2003           2004           2003
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)          $          894 $         (116)$      59,819  $      25,891 $        2,097 $          558
    Net realized gain (loss)                       2,784         (1,063)      152,976        (79,824)           366         13,748
    Change in net realized appreciation
       on investments                             12,970          9,582       155,550        596,986          3,664          5,677
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                            16,648          8,403       368,345        543,053          6,127         19,983
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                             63,612            319     1,100,770        216,432         75,534         49,985
    Redemptions                                   (6,382)          (495)     (155,586)      (228,996)        (7,450)       (56,144)
    Transfers, net                                (5,212)        59,910       567,696      1,396,754         11,693         24,456
    Contract maintenance charges                    (537)          (233)       (5,370)        (4,602)          (603)          (527)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting from
       contract transactions                      51,481         59,501     1,507,510      1,379,588         79,174         17,770
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Total increase in net assets                  68,129         67,904     1,875,855      1,922,641         85,301         37,753

NET ASSETS:
    Beginning of period                           75,155          7,251     2,871,533        948,892         76,340         38,587
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    End of period                         $      143,284 $       75,155 $   4,747,388  $   2,871,533 $      161,641 $       76,340
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                   5,060          5,290       289,815        254,897          9,060         15,911
    Units redeemed                                (1,588)          (779)     (129,461)       (69,775)        (1,118)       (12,886)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Net increase                                   3,472          4,511       160,354        185,122          7,942          3,025
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                            DREYFUS VIF    FEDERATED AMERICAN LEADERS    FEDERATED GROWTH STRATEGIES
                                                              GROWTH &              FUND II                         FUND II
                                                               INCOME
                                                             PORTFOLIO
                                                           ------------------------------------------------------------------------
                                                           -------------  ---------------------------  ----------------------------
                                                               2003          2004           2003           2004           2003
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------
                                       (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                         $           14 $       6,982  $       4,438 $          (52)$          (62)
    Net realized gain (loss)                                        155           356         (1,844)         3,457            746
    Change in net realized appreciation
       on investments                                             1,160        51,631         98,001         (1,182)         4,382
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                                            1,329        58,969        100,595          2,223          5,066
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                             2,720        64,486             86          3,862         17,869
    Redemptions                                                    (107)      (20,703)        (5,869)          (455)          (275)
    Transfers, net                                               (7,399)      180,096          6,487        (16,758)        (5,864)
    Contract maintenance charges                                    (28)       (1,884)        (1,204)           (50)           (63)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                     (4,814)      221,995           (500)       (13,401)        11,667
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net assets                      (3,485)      280,964        100,095        (11,178)        16,733

NET ASSETS:
    Beginning of period                                           3,485       469,507        369,412         23,628          6,895
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    End of period                                        $              $     750,471  $     469,507 $       12,450 $       23,628
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                    362        30,187          1,865            612          6,582
    Units redeemed                                                 (822)       (9,426)        (1,897)        (2,038)        (5,020)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                                        (460)       20,761            (32)        (1,426)         1,562
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============


(1) The portfolio ceased operations on December 12, 2003.
The accompanying notes are an integral part of these financial statements.                                              (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                             FEDERATED HIGH INCOME BOND     FEDERATED INTERNATIONAL      FIDELITY VIP CONTRAFUND
                                                       FUND II                   EQUITY FUND II             PORTFOLIO SVC II
                                            ---------------------------------------------------------------------------------------

                                            ----------------------------  ---------------------------  ----------------------------
                                                2004           2003          2004           2003           2004           2003
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                                                                                                          (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)          $        5,315 $          652 $        (940) $        (770)$       (2,943)$         (915)
    Net realized gain (loss)                       1,757         17,782           346           (787)        28,452         12,245
    Change in net realized appreciation
       on investments                              2,902          4,997        31,750         57,152        140,432         63,947
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                             9,974         23,431        31,156         55,595        165,941         75,277
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                314         41,165            42                       284,650        120,175
    Redemptions                                   (2,786)      (264,964)       (4,311)        (2,750)       (34,767)       (32,600)
    Transfers, net                               300,604        255,279           690                     1,054,211        198,979
    Contract maintenance charges                    (150)          (236)         (658)          (580)        (1,276)          (315)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets
    resulting from
       contract transactions                     297,982         31,244        (4,237)        (3,330)     1,302,818        286,239
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Total increase in net assets                 307,956         54,675        26,919         52,265      1,468,759        361,516

NET ASSETS:
    Beginning of period                           68,209         13,534       232,171        179,906        361,516              0
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    End of period                         $      376,165 $       68,209 $     259,090  $     232,171 $    1,830,275 $      361,516
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                  27,296         30,142            86                       125,739         46,314
    Units redeemed                                (3,512)       (25,646)         (571)          (482)       (14,227)       (13,650)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                       23,784          4,496          (485)          (482)       111,512         32,664
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============


(1) The portfolio commenced operations on February 25, 2003.

The accompanying notes are an integral part of these financial statements.                                              (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                        FIDELITY VIP GROWTH        FIDELITY VIP INVESTMENT    JANUS ASPEN SERIES
                                                         PORTFOLIO SVC II        GRADE BOND PORTFOLIO SVC II  BALANCED PORTFOLIO
                                                   ---------------------------------------------------------------------------------

                                                   ----------------------------  --------------------------- -----------------------
                                                       2004           2003          2004           2003       2004           2003
                                                   -------------  -------------  ------------   ------------ ----------  -----------
                                                   -------------  -------------  ------------   ------------ ----------  -----------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $       (2,524)$       (3,216)$     242,760  $     155,978 $   32,532 $     27,187
    Net realized gain (loss)                             (8,867)       (55,529)      197,957        243,045     68,660      (73,631)
    Change in net realized appreciation (depreciation)
       on investments                                    88,510        348,619      (220,473)      (161,614)     3,876      225,940
                                                   -------------  -------------  ------------   ------------ ---------- ------------
                                                   -------------  -------------  ------------   ------------ ---------- ------------

    Increase in net assets resulting
       from operations                                   77,119        289,874       220,244        237,409    105,068      179,496
                                                   -------------  -------------  ------------   ------------ ---------- ------------
                                                   -------------  -------------  ------------   ------------ ---------- ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                    45,265        531,980       775,666      1,477,502     66,940      218,388
    Redemptions                                         (55,148)       (51,843)     (469,748)    (1,148,779)   (59,524)    (599,863)
    Transfers, net                                     (452,155)        93,142      (761,143)       715,256    537,422      (38,206)
    Contract maintenance charges                         (1,638)        (1,123)       (6,558)        (8,715)    (2,235)      (4,210)
                                                   -------------  -------------  ------------   ------------ ---------- ------------
                                                   -------------  -------------  ------------   ------------ ---------- ------------

    Increase (decrease) in net assets resulting from
       contract transactions                           (463,676)       572,156      (461,783)     1,035,264    542,603     (423,891)
                                                   -------------  -------------  ------------   ------------ ---------- ------------
                                                   -------------  -------------  ------------   ------------ ---------- ------------

    Total increase (decrease) in net assets            (386,557)       862,030      (241,539)     1,272,673    647,671     (244,395)

NET ASSETS:
    Beginning of period                               1,676,146        814,116     5,947,163      4,674,490  1,268,601    1,512,996
                                                   -------------  -------------  ------------   ------------ ---------- ------------
                                                   -------------  -------------  ------------   ------------ ---------- ------------

    End of period                                $    1,289,589 $    1,676,146 $   5,705,624  $   5,947,163 $1,916,272 $  1,268,601
                                                   =============  =============  ============   ============ ========== ============
                                                   =============  =============  ============   ============ ========== ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         88,809        102,443        80,133        267,967     93,561       85,072
    Units redeemed                                     (144,908)       (22,237)     (116,497)      (182,028)   (49,478)    (124,425)
                                                   -------------  -------------  ------------   ------------ ---------- ------------
                                                   -------------  -------------  ------------   ------------ ---------- ------------

    Net increase (decrease)                             (56,099)        80,206       (36,364)        85,939     44,083      (39,353)
                                                   =============  =============  ============   ============ ========== ============
                                                   =============  =============  ============   ============ ========== ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                       JANUS ASPEN SERIES CAPITAL   JANUS ASPEN SERIES FLEXIBLE  JANUS ASPEN SERIES
                                                          APPRECIATION I PORTFOLIO          INCOME PORTFOLIO      GROWTH PORTFOLIO
                                                        ----------------------------------------------------------------------------

                                                        ------------------------------------------------------------------------
                                                        ---------------------------   ---------------------------  -------------
                                                            2004          2003           2004           2003           2004
                                                        -------------  ------------   ------------  -------------  -------------
                                                        -------------  ------------   ------------  -------------  -------------
                                                                           (1)                                         (2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                      $         (865)$         500  $     285,799 $      223,227 $           (8)
    Net realized gain (loss)                                  20,752         8,032         58,309         96,482             (4)
    Change in net realized appreciation (depreciation)
       on investments                                         93,098        31,596       (159,827)       (16,207)           652
                                                        -------------  ------------   ------------  -------------  -------------
                                                        -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                                       112,985        40,128        184,281        303,502            640
                                                        -------------  ------------   ------------  -------------  -------------
                                                        -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                        261,278        79,949        250,296        640,605          1,207
    Redemptions                                              (94,918)      (24,476)       (77,319)       (96,947)          (188)
    Transfers, net                                            38,631       329,370       (238,775)        82,455         13,907
    Contract maintenance charges                                (389)         (186)        (4,874)        (6,251)           (36)
                                                        -------------  ------------   ------------  -------------  -------------
                                                        -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                 204,602       384,657        (70,672)       619,862         14,890
                                                        -------------  ------------   ------------  -------------  -------------
                                                        -------------  ------------   ------------  -------------  -------------

    Total increase in net assets                             317,587       424,785        113,609        923,364         15,530

NET ASSETS:
    Beginning of period                                      424,785             0      5,326,327      4,402,963              0
                                                        -------------  ------------   ------------  -------------  -------------
                                                        -------------  ------------   ------------  -------------  -------------

    End of period                                     $      742,372 $     424,785  $   5,439,936 $    5,326,327 $       15,530
                                                        =============  ============   ============  =============  =============
                                                        =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                              33,938        54,108         36,308        162,597          1,557
    Units redeemed                                           (13,963)      (12,845)       (41,689)      (113,891)           (34)
                                                        -------------  ------------   ------------  -------------  -------------
                                                        -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                                   19,975        41,263         (5,381)        48,706          1,523
                                                        =============  ============   ============  =============  =============
                                                        =============  ============   ============  =============  =============


(1) The portfolio commenced operations on April 19, 2002, but had no activity until 2003. (2) The portfolio commenced operations on December 21, 2004.

The accompanying notes are an integral part of these financial statements.                                             (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                 JANUS ASPEN SERIES WORLDWIDE      MAXIM        MAXIM ARIEL MIDCAP
                                                                       GROWTH PORTFOLIO         AGGRESSIVE        VALUE PORTFOLIO
                                                                                                 PROFILE I
                                                                                                 PORTFOLIO
                                                                 -------------------------------------------------------------------

                                                                 ---------------------------   ------------  -----------------------
                                                                     2004          2003           2004           2004        2003
                                                                 -------------  ------------   ------------  -----------  ----------
                                                                 -------------  ------------   ------------  -----------  ----------
                                                                                                   (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                               $        6,023 $       5,860  $      2,796 $       (2,879)$   (3,387)
    Net realized gain (loss)                                          (10,581)      (74,195)           98        433,086   (205,542)
    Change in net realized appreciation
       on investments                                                  52,541       242,228        22,411       (190,062)   563,711
                                                                 -------------  ------------   -----------  ------------- ----------
                                                                 -------------  ------------   -----------  ------------- ----------

    Increase in net assets resulting
       from operations                                                 47,983       173,893        25,305        240,145    354,782
                                                                 -------------  ------------   -----------  ------------- ----------
                                                                 -------------  ------------   -----------  ------------- ----------

CONTRACT TRANSACTIONS:
    Purchase payments                                                  17,399       233,664         9,192        338,841    246,214
    Redemptions                                                       (25,715)      (49,760)       (2,493)      (111,997)  (350,092)
    Transfers, net                                                        281        (9,907)      190,425      1,083,281    (21,762)
    Contract maintenance charges                                       (1,453)       (1,605)         (191)        (4,883)    (4,030)
                                                                 -------------  ------------   -----------  ------------- ----------
                                                                 -------------  ------------   -----------  ------------- ----------

    Increase (decrease) in net assets resulting from
       contract transactions                                           (9,488)      172,392       196,933      1,305,242   (129,670)
                                                                 -------------  ------------   -----------  ------------- ----------
                                                                 -------------  ------------   -----------  ------------- ----------

    Total increase in net assets                                       38,495       346,285       222,238      1,545,387    225,112

NET ASSETS:
    Beginning of period                                             1,019,731       673,446             0      1,702,984  1,477,872
                                                                 -------------  ------------   -----------  ------------- ----------
                                                                 -------------  ------------   -----------  ------------- ----------

    End of period                                              $    1,058,226 $   1,019,731  $    222,238 $    3,248,371 $1,702,984
                                                                 =============  ============   ===========  ============= ==========
                                                                 =============  ============   ===========  ============= ==========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                       38,143        44,851        18,110        165,573    115,847
    Units redeemed                                                    (38,821)      (22,614)         (300)       (92,850)  (128,211)
                                                                 -------------  ------------   -----------  ------------- ----------
                                                                 -------------  ------------   -----------  ------------- ----------

    Net increase (decrease)                                              (678)       22,237        17,810         72,723    (12,364)
                                                                 =============  ============   ===========  ============= ==========
                                                                 =============  ============   ===========  ============= ==========


(1) The portfolio commenced operations on December 21, 2004.
                                                                                                                         (Continued)
The accompanying notes are an integral part of these financial statements.

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    MAXIM ARIEL SMALL-CAP VALUE   MAXIM CONSERVATIVE PROFILE       MAXIM INVESCO
                                                             PORTFOLIO                   I PORTFOLIO               ADR PORTFOLIO
                                                   ---------------------------------------------------------------------------------

                                                   ----------------------------  --------------------------  -----------------------
                                                       2004           2003          2004          2003         2004        2003
                                                   -------------  -------------  ------------   -----------  -----------  ----------
                                                   -------------  -------------  ------------   -----------  -----------  ----------
                                                                      (1)                          (2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $       (2,848)$       (1,079)$       1,107  $        402 $      5,079 $     2,202
    Net realized gain (loss)                            147,891         38,037           401                     33,173        (720)
    Change in net realized appreciation (depreciation)
       on investments                                   150,149         59,735         1,564           (19)      36,334      47,852
                                                   -------------  -------------  ------------   -----------  -----------  ----------
                                                   -------------  -------------  ------------   -----------  -----------  ----------

    Increase in net assets resulting
       from operations                                  295,192         96,693         3,072           383       74,586      49,334
                                                   -------------  -------------  ------------   -----------  -----------  ----------
                                                   -------------  -------------  ------------   -----------  -----------  ----------

CONTRACT TRANSACTIONS:
    Purchase payments                                   254,282         58,871         9,208           317      153,071      21,706
    Redemptions                                         (56,777)       (64,978)         (993)                   (45,057)     (1,925)
    Transfers, net                                      770,571        465,350        10,708        22,601      (27,079)    214,559
    Contract maintenance charges                         (1,684)          (646)         (137)                      (443)       (221)
                                                   -------------  -------------  ------------   -----------  -----------  ----------
                                                   -------------  -------------  ------------   -----------  -----------  ----------

    Increase in net assets resulting from
       contract transactions                            966,392        458,597        18,786        22,918       80,492     234,119
                                                   -------------  -------------  ------------   -----------  -----------  ----------
                                                   -------------  -------------  ------------   -----------  -----------  ----------

    Total increase in net assets                      1,261,584        555,290        21,858        23,301      155,078     283,453

NET ASSETS:
    Beginning of period                                 555,290              0        23,301             0      295,130      11,677
                                                   -------------  -------------  ------------   -----------  -----------  ----------
                                                   -------------  -------------  ------------   -----------  -----------  ----------

    End of period                                $    1,816,874 $      555,290 $      45,159  $     23,301 $    450,208 $   295,130
                                                   =============  =============  ============   ===========  ===========  ==========
                                                   =============  =============  ============   ===========  ===========  ==========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        119,156         66,753         3,973         1,922       29,354      27,996
    Units redeemed                                      (33,080)       (15,790)       (2,396)                   (21,304)       (750)
                                                   -------------  -------------  ------------   -----------  -----------  ----------
                                                   -------------  -------------  ------------   -----------  -----------  ----------

    Net increase                                         86,076         50,963         1,577         1,922        8,050      27,246
                                                   =============  =============  ============   ===========  ===========  ==========
                                                   =============  =============  ============   ===========  ===========  ==========


(1) The portfolio commenced operations on April 19, 2002, but had no activity until 2003. (2) The portfolio commenced operations on December 12, 2003.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                           MAXIM LOOMIS SAYLES BOND     MAXIM MFS SMALL-CAP GROWTH   MAXIM MODERATE
                                                                   PORTFOLIO                    PORTFOLIO        PROFILE I PORTFOLIO
                                                         ---------------------------------------------------------------------------

                                                         ---------------------------   ---------------------------  -------------
                                                             2004          2003           2004           2003           2004
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------
                                                                                                                        (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                       $      193,657 $     111,811  $      (3,519)$       (2,481)$        2,520
    Net realized gain (loss)                                   34,355        56,624         11,889        (49,729)           168
    Change in net realized appreciation
       on investments                                          52,971       332,457         58,496        233,472          9,532
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                                        280,983       500,892         66,866        181,262         12,220
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                         186,014         5,741        106,904         67,258         21,173
    Redemptions                                               (72,732)      (15,620)       (42,892)      (106,775)        (3,445)
    Transfers, net                                            466,239      (144,623)       275,479        141,974        111,233
    Contract maintenance charges                               (2,544)         (777)        (2,002)        (1,620)          (374)
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                  576,977      (155,279)       337,489        100,837        128,587
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

    Total increase in net assets                              857,960       345,613        404,355        282,099        140,807

NET ASSETS:
    Beginning of period                                     2,058,980     1,713,367        765,162        483,063              0
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

    End of period                                      $    2,916,940 $   2,058,980  $   1,169,517 $      765,162 $      140,807
                                                         =============  ============   ============  =============  =============
                                                         =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                               51,378        14,090         58,071         53,743         16,865
    Units redeemed                                            (14,592)      (24,317)       (20,609)       (38,972)        (5,792)
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                                    36,786       (10,227)        37,462         14,771         11,073
                                                         =============  ============   ============  =============  =============
                                                         =============  ============   ============  =============  =============


(1) The portfolio commenced operations on December 21, 2004.

The accompanying notes are an integral part of these financial statements.                                             (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                          MAXIM MODERATELY AGGRESSIVE      MAXIM          MAXIM MONEY MARKET
                                                              PROFILE I PORTFOLIO       MODERATELY           PORTFOLIO
                                                                                       CONSERVATIVE
                                                                                         PROFILE I
                                                                                         PORTFOLIO
                                                         ---------------------------------------------------------------------------

                                                             2004          2003           2004           2004           2003
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------
                                                                                           (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                              $        1,625 $         313  $          21 $       30,695 $       22,071
    Net realized gain (loss)                                    4,350           (63)          (255)
    Change in net realized appreciation
       on investments                                           5,367         5,961
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets resulting
       from operations                                         11,342         6,211           (234)        30,695         22,071
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                          15,616        11,331            253      2,827,729      7,548,060
    Redemptions                                                (2,519)         (460)          (188)      (360,199)    (1,423,754)
    Transfers, net                                             49,863        (1,218)         1,333     (3,932,436)    (6,139,234)
    Contract maintenance charges                                 (284)         (119)            (1)       (10,433)       (15,022)
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                   62,676         9,534          1,397     (1,475,339)       (29,950)
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net assets                    74,018        15,745          1,163     (1,444,644)        (7,879)

NET ASSETS:
    Beginning of period                                        31,538        15,793              0      4,872,835      4,880,714
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

    End of period                                      $      105,556 $      31,538  $       1,163 $    3,428,191 $    4,872,835
                                                         =============  ============   ============  =============  =============
                                                         =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                9,602         1,257          1,183        390,980        886,505
    Units redeemed                                             (4,026)         (174)        (1,090)      (521,507)      (888,623)
                                                         -------------  ------------   ------------  -------------  -------------
                                                         -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                                     5,576         1,083             93       (130,527)        (2,118)
                                                         =============  ============   ============  =============  =============
                                                         =============  ============   ============  =============  =============


(1) The portfolio commenced operations on December 21, 2004.

The accompanying notes are an integral part of these financial statements.                                             (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                        MAXIM T. ROWE PRICE         MAXIM U.S. GOVERNMENT     NEUBERGER BERMAN AMT
                                                      EQUITY/INCOME PORTFOLIO        SECURITIES PORTFOLIO      GUARDIAN PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ----------------------------  --------------------------- -----------------------
                                                       2004           2003          2004           2003        2004           2003
                                                   -------------  -------------  ------------   ------------ -----------  -------
                                                   -------------  -------------  ------------   ------------ -----------  -------
                                       (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $        8,962 $        1,223 $     211,331  $     202,661 $    (1,780)$     2,027
    Net realized gain (loss)                             48,437            631       (40,960)        70,853       1,764     (18,921)
    Change in net realized appreciation (depreciation)
       on investments                                    23,773         22,914        18,093       (177,062)     97,754     120,283
                                                   -------------  -------------  ------------   ------------ -----------  ----------
                                                   -------------  -------------  ------------   ------------ -----------  ----------

    Increase in net assets resulting
       from operations                                   81,172         24,768       188,464         96,452      97,738     103,389
                                                   -------------  -------------  ------------   ------------ -----------  ----------
                                                   -------------  -------------  ------------   ------------ -----------  ----------

CONTRACT TRANSACTIONS:
    Purchase payments                                     6,823         25,296       537,958      1,458,495      56,180      29,412
    Redemptions                                         (18,985)        (1,676)     (145,011)      (333,231)    (32,468)    (71,429)
    Transfers, net                                      527,369        167,341    (1,093,420)     1,630,488     270,997      32,936
    Contract maintenance charges                           (674)          (131)       (5,848)        (5,963)     (1,935)     (1,080)
                                                   -------------  -------------  ------------   ------------ -----------  ----------
                                                   -------------  -------------  ------------   ------------ -----------  ----------

    Increase (decrease) in net assets resulting from
       contract transactions                            514,533        190,830      (706,321)     2,749,789     292,774     (10,161)
                                                   -------------  -------------  ------------   ------------ -----------  ----------
                                                   -------------  -------------  ------------   ------------ -----------  ----------

    Total increase (decrease) in net assets             595,705        215,598      (517,857)     2,846,241     390,512      93,228

NET ASSETS:
    Beginning of period                                 215,598              0     5,500,768      2,654,527     403,510     310,282
                                                   -------------  -------------  ------------   ------------ -----------  ----------
                                                   -------------  -------------  ------------   ------------ -----------  ----------

    End of period                                $      811,303 $      215,598 $   4,982,911  $   5,500,768 $   794,022 $   403,510
                                                   =============  =============  ============   ============ ===========  ==========
                                                   =============  =============  ============   ============ ===========  ==========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         63,621         21,063        79,420        361,191      29,340      11,586
    Units redeemed                                      (16,263)          (333)     (131,453)      (149,536)     (3,592)    (11,920)
                                                   -------------  -------------  ------------   ------------ -----------  ----------
                                                   -------------  -------------  ------------   ------------ -----------  ----------

    Net increase (decrease)                              47,358         20,730       (52,033)       211,655      25,748        (334)
                                                   =============  =============  ============   ============ ===========  ==========
                                                   =============  =============  ============   ============ ===========  ==========


(1) The portfolio commenced operations on April 19, 2002, but had no activity until 2003.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   NEUBERGER BERMAN AMT MID-CAP      NEUBERGER BERMAN AMT    NEUBERGER BERMAN AMT
                                                         GROWTH PORTFOLIO             PARTNERS PORTFOLIO     SOCIALLY RESPONSIBLE
                                                                                                                   PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ----------------------------  --------------------------- -----------------------
                                                       2004           2003          2004           2003       2004           2003
                                                   -------------  -------------  ------------   ------------ ----------  -----------
                                                   -------------  -------------  ------------   ------------ ----------  -----------
                                                                                                                             (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment loss                          $       (1,166)$       (1,463)$        (486) $        (210)$      (45)$         (9)
    Net realized gain (loss)                             68,067        (35,777)        8,663            (42)        72            4
    Change in net realized appreciation
       on investments                                    (5,711)       126,029        18,456         16,256      1,669          696
                                                   -------------  -------------  ------------   ------------ ----------  -----------
                                                   -------------  -------------  ------------   ------------ ----------  -----------

    Increase in net assets resulting
       from operations                                   61,190         88,789        26,633         16,004      1,696          691
                                                   -------------  -------------  ------------   ------------ ----------  -----------
                                                   -------------  -------------  ------------   ------------ ----------  -----------

CONTRACT TRANSACTIONS:
    Purchase payments                                    37,908        166,683        23,387          4,281      4,545            0
    Redemptions                                         (15,935)      (131,651)       (9,666)        (1,919)      (470)         (31)
    Transfers, net                                     (169,428)       109,464        87,623         51,420      5,701        3,658
    Contract maintenance charges                           (726)          (664)         (207)          (105)       (10)          (2)
                                                   -------------  -------------  ------------   ------------ ----------  -----------
                                                   -------------  -------------  ------------   ------------ ----------  -----------

    Increase (decrease) in net assets resulting from
       contract transactions                           (148,181)       143,832       101,137         53,677      9,766        3,625
                                                   -------------  -------------  ------------   ------------ ----------  -----------
                                                   -------------  -------------  ------------   ------------ ----------  -----------

    Total increase (decrease) in net assets             (86,991)       232,621       127,770         69,681     11,462        4,316

NET ASSETS:
    Beginning of period                                 453,463        220,842        99,392         29,711      4,316            0
                                                   -------------  -------------  ------------   ------------ ----------  -----------
                                                   -------------  -------------  ------------   ------------ ----------  -----------

    End of period                                $      366,472 $      453,463 $     227,162  $      99,392 $   15,778 $      4,316
                                                   =============  =============  ============   ============ ==========  ===========
                                                   =============  =============  ============   ============ ==========  ===========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         27,948         38,854        13,671          5,897        898          366
    Units redeemed                                      (42,814)       (20,233)       (5,113)          (388)       (84)          (3)
                                                   -------------  -------------  ------------   ------------ ----------  -----------
                                                   -------------  -------------  ------------   ------------ ----------  -----------

    Net increase (decrease)                             (14,866)        18,621         8,558          5,509        814          363
                                                   =============  =============  ============   ============ ==========  ===========
                                                   =============  =============  ============   ============ ==========  ===========


(1) The portfolio commenced operations on April 25, 2003.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                            STI CLASSIC    STI CLASSIC VARIABLE TRUST      TOTAL COLI VUL-2
                                                              VARIABLE     SMALL CAP VALUE PORTFOLIO        SERIES ACCOUNT
                                                           TRUST CAPITAL
                                                            APPRECIATION
                                                             PORTFOLIO
                                                           -------------------------------------------------------------------------

                                                           -------------  ---------------------------  ----------------------------
                                                               2004          2004           2003           2004           2003
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------
                                                               (1)                           (2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                         $          (18)$        (128) $          81 $    1,089,861 $      787,716
    Net realized gain (loss)                                         52        10,186                     1,255,004        (57,755)
    Change in net realized appreciation
       on investments                                             2,313        42,778          2,317        726,070      3,167,060
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting
       from operations                                            2,347        52,836          2,398      3,070,935      3,897,021
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                             5,682        65,775                     8,050,087     13,824,700
    Redemptions                                                    (950)      (35,823)                   (2,137,795)    (5,146,555)
    Transfers, net                                               30,968       189,712         81,285
    Contract maintenance charges                                    (98)         (385)                      (63,786)       (62,687)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Increase in net assets resulting from
       contract transactions                                     35,602       219,279         81,285      5,848,506      8,615,458
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Total increase in net assets                                 37,949       272,115         83,683      8,919,441     12,512,479

NET ASSETS:
    Beginning of period                                               0        83,683              0     39,027,378     26,514,899
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    End of period                                        $       37,949 $     355,798  $      83,683 $   47,946,819 $   39,027,378
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                  4,081        25,460          6,610      2,034,034      2,793,173
    Units redeemed                                                 (689)       (9,350)                   (1,545,063)    (1,908,486)
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Net increase                                                  3,392        16,110          6,610        488,971        884,687
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============


(1) The portfolio commenced operations on December 21, 2004.
(2) The portfolio commenced operations on June 24, 2002, but had no activity until 2003.
                                                                                                                         (Concluded)
The accompanying notes are an integral part of these financial statements.

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2004

1. ORGANIZATION
      The Coli Vul-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Colorado law on November 25, 1997. The Series Account commenced operations on October 1, 1999, with actual investment activity beginning in 2000. Commencement of investment activity in each investment division is indicated in the Statement of Changes in Net Assets. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for individual variable annuity contracts. The Series Account consists of numerous investment divisions with each investment division being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

      Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

      Use of Estimates
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Series Account.

      Security Transactions

      Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

      Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

      Federal Income Taxes

      The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

      Investment Income Ratio

      The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3. PURCHASES AND SALES OF INVESTMENTS

      The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

                                                                 Purchases            Sales
                                                            ---------------    ---------------
      AIM V.I Core Equity Portfolio                      $         382,135  $         436,922
      AIM V.I. Financial Services Portfolio                         37,964              5,897
      AIM V.I. Health Sciences Portfolio                            37,916              5,978
      AIM V.I. Technology Portfolio                                 39,589              3,219
      American Century VP Income & Growth IV Portfolio              50,560             13,276
      American Century VP International Portfolio                   84,739             27,683
      American Century VP Ultra Portfolio                              737                108
      American Century VP Value Portfolio                           73,545             20,067
      Dreyfus Stock Index Portfolio                              2,696,705          1,118,461
      Dreyfus VIF Appreciation Portfolio                            87,183              5,905
      Federated American Leaders Fund II                           326,097             97,096
      Federated Growth Strategies Fund II                            5,472             18,926
      Federated High Income Bond Fund II                           344,939             41,615
      Federated International Equity Fund II                           740              5,915
      Fidelity VIP Contrafund Portfolio SVC II                   1,446,355            146,352
      Fidelity VIP Growth Portfolio SVC II                         683,812          1,150,045
      Fidelity VIP Investment Grade Bond Portfolio SVC           1,405,065          1,425,882
      II
      Janus Aspen Series Balanced Portfolio                      1,145,586            570,415
      Janus Aspen Series Capital Appreciation I                    340,183            136,418
      Portfolio
      Janus Aspen Series Flexible Income Portfolio                 830,018            575,154
      Janus Aspen Series Growth Portfolio                           15,151                268
      Janus Aspen Series Worldwide Growth Portfolio                337,924            341,396
      Maxim Aggressive Profile I Portfolio                         202,070              2,322
      Maxim Ariel MidCap Value Portfolio                         2,958,255          1,562,306
      Maxim Ariel Small-Cap Value Portfolio                      1,446,431            389,607
      Maxim Conservative Profile I Portfolio                        49,097             29,202
      Maxim INVESCO ADR Portfolio                                  303,016            217,431
      Maxim Loomis Sayles Bond Portfolio                         1,005,633            234,925
      Maxim MFS Small-Cap Growth Portfolio                         516,220            182,220
      Maxim Moderate Profile I Portfolio                           197,656             66,537
      Maxim Moderately Aggressive Profile I Portfolio              109,100             44,793
      Maxim Moderately Conservative Profile I Portfolio             13,649             12,231
      Maxim Money Market Portfolio                               4,223,484          5,668,185
      Maxim T. Rowe Price Equity/Income Portfolio                  723,735            176,876
      Maxim U.S. Government Securities Portfolio                 1,257,483          1,745,037
      Neuberger Berman AMT Guardian Portfolio                      330,667             39,639
      Neuberger Berman AMT Mid-Cap Growth Portfolio                260,114            409,468
      Neuberger Berman AMT Partners Portfolio                      158,041             57,379
      Neuberger Berman AMT Socially Responsive                      10,469                747
      Portfolio

      STI Classic Variable Trust Capital Appreciation               42,543              6,956
      Portfolio
      STI Classic Variable Trust Small Cap Value                   344,366            125,191
      Portfolio
                                                            ---------------    ---------------
                                                            ---------------    ---------------

      Total                                              $      24,524,444   $    17,118,050
                                                            ===============    ===============

4. EXPENSES AND RELATED PARTY TRANSACTIONS

      Cost of Insurance

      The Company deducts from each participant's account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder.

      Charges Incurred for Partial Surrenders

      The Company charges a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year.

      Charges Incurred for Change of Death Benefit Option Fee

      The Company charges a maximum fee of $100 for each change of death benefit option.

      Transfer Fees

      The Company charges $10 for each transfer between investment divisions in excess of 12 transfers in any calendar year.

      Service Charge

      The Company deducts from each participant's account an amount equal to a maximum of $15 per month. This charge compensates the Company for certain administrative costs.

      Deductions for Assumption of Mortality and Expense Risks

      The Company deducts an amount, computed daily, from the net asset value of the Series Account investments, equal to an annual rate that will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. This charge compensates the Company for its assumption of certain mortality, death benefit and expense risks.

      Expense Charges Applied to Premium

      The Company deducts a maximum charge of 10% from each premium payment. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the Policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums.

      If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

      Supplemental Benefit Charges

      The company deducts from each participant's account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy.

      Related Party Transactions

      GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC ("MCM")) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5. ACCUMULATION UNIT VALUES

      A summary of accumulation units outstanding for variable annuity contracts, the range of the lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2004 is included on the following pages.

      The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

      The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized.




COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                                                      At December 31                  For the year ended December 31
                                                            --------------------------------------     ---------------------------
                                                            --------------------------------------     ---------------------------
                                                              Units     Unit Fair ValueNet Assets      Expense Ratio  Total Return
                                                              (000s)                     (000s)
                                                            ----------  -----------   ------------     ---------      ------------
                                                            ----------  -----------   ------------     ---------      ------------
AIM V.I. CORE EQUITY PORTFOLIO
   2004                                                           187   $    10.44  $       1,955       0.40 %            3.83 %
   2003                                                           193   $    10.05  $       1,944       0.40 %           22.11 %
   2002                                                           113   $     8.23  $         934       0.40 %          (19.47)%
   2001                                                            78   $    10.22  $         801       0.40 %           (9.32)%
AIM V.I. FINANCIAL SERVICES PORTFOLIO
   2004                                                             3   $    11.41  $          33       0.40 %            8.26 %
AIM V.I. HEALTH SCIENCES PORTFOLIO
   2004                                                             3   $    11.03  $          33       0.40 %            7.14 %
AIM V.I. TECHNOLOGY PORTFOLIO
   2004                                                             4   $     9.03  $          37       0.40 %            4.22 %
AMERICAN CENTURY VP INCOME & GROWTH IV PORTFOLIO
   2004                                                            13   $    10.76  $         136       0.40 %           12.54 %
   2003                                                             9   $     9.56  $          86       0.40 %           28.84 %
   2002                                                            12   $     7.42  $          91       0.40 %          (19.70)%
   2001                                                             3   $     9.24  $          26       0.40 %           (8.70)%
   2000                                                             0 * $    10.12  $           2       0.40 %          (10.99)%
AMERICAN CENTURY VP INTERNATIONAL PORTFOLIO
   2004                                                            17   $     9.65  $         167       0.40 %           14.47 %
   2003                                                            11   $     8.43  $          91       0.40 %           24.01 %
   2002                                                             5   $     6.80  $          33       0.40 %          (20.75)%
   2001                                                             2   $     8.58  $          21       0.40 %          (29.44)%
   2000                                                             0 * $    12.16  $           4       0.40 %          (17.11)%
AMERICAN CENTURY VP ULTRA PORTFOLIO
   2004                                                             0 * $    10.87  $           1       0.40 %           10.20 %
AMERICAN CENTURY VP VALUE PORTFOLIO
   2004                                                             9   $    16.62  $         143       0.40 %           13.88 %
   2003                                                             5   $    14.60  $          75       0.40 %           28.42 %
   2002                                                             1   $    11.37  $           7       0.40 %          (12.94)%
   2001                                                             0 * $    13.06  $           6       0.40 %           12.39 %

                                                                                                                         (Continued)
DREYFUS STOCK INDEX PORTFOLIO
   2004                                                           481   $     9.87  $       4,747       0.40 %           10.20 %
   2003                                                           321   $     8.96  $       2,872       0.40 %           27.85 %
   2002                                                           135   $     7.01  $         949       0.40 %          (22.63)%
   2001                                                            10   $     9.06  $          90       0.40 %          (12.55)%
   2000                                                             6   $    10.36  $          57       0.40 %           (9.60)%
DREYFUS VIF APPRECIATION PORTFOLIO
   2004                                                            16   $    10.30  $         162       0.40 %            4.62 %
   2003                                                             8   $     9.84  $          76       0.40 %           20.68 %
   2002                                                             5   $     8.15  $          39       0.40 %          (17.09)%
   2001                                                             1   $     9.83  $           7       0.40 %           (9.82)%
   2000                                                             0 * $    10.90  $           1       0.40 %           (1.00)%
FEDERATED AMERICAN LEADERS FUND II
   2004                                                            66   $    11.42  $         750       0.40 %            9.34 %
   2003                                                            45   $    10.45  $         470       0.40 %           27.19 %
   2002                                                            45   $     8.21  $         369       0.40 %          (17.90)%
FEDERATED GROWTH STRATEGIES FUND II
   2004                                                             1   $    10.31  $          12       0.40 %           14.90 %
   2003                                                             3   $     8.97  $          24       0.40 %           39.48 %
   2002                                                             1   $     6.43  $           7       0.40 %          (26.43)%
   2001                                                            14   $     8.74  $         124       0.40 %          (22.79)%
   2000                                                            16   $    11.32  $         182       0.40 %          (20.23)%
FEDERATED HIGH INCOME BOND FUND II
   2004                                                            30   $    12.66  $         376       0.40 %           10.02 %
   2003                                                             6   $    11.51  $          68       0.40 %           21.72 %
   2002                                                             1   $     9.45  $          14       0.40 %            0.96 %
FEDERATED INTERNATIONAL EQUITY FUND II
   2004                                                            27   $     9.65  $         259       0.40 %           13.61 %
   2003                                                            27   $     8.50  $         232       0.40 %           31.33 %
   2002                                                            28   $     6.47  $         180       0.40 %          (23.07)%
   2001                                                             0 * $     8.41  $           0  ^    0.40 %          (29.68)%
   2000                                                             0 * $    11.96  $           1       0.40 %          (22.94)%

                                                                                                                         (Continued)
FIDELITY VIP CONTRAFUND PORTFOLIO SVC II
   2004                                                           144   $    12.69  $       1,830       0.40 %           14.70 %
   2003                                                            33   $    11.07  $         362       0.40 %           27.68 %
FIDELITY VIP GROWTH PORTFOLIO SVC II
   2004                                                           167   $     7.70  $       1,290       0.40 %            2.71 %
   2003                                                           224   $     7.50  $       1,676       0.40 %           32.02 %
   2002                                                           143   $     5.68  $         814       0.40 %          (30.56)%
   2001                                                            94   $     8.18  $         770       0.40 %          (18.20)%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO SVC II
   2004                                                           445   $    12.81  $       5,706       0.40 %            3.77 %
   2003                                                           482   $    12.35  $       5,948       0.40 %            4.52 %
   2002                                                           396   $    11.81  $       4,674       0.40 %            9.66 %
   2001                                                            99   $    10.77  $       1,066       0.40 %            7.70 %
JANUS ASPEN SERIES BALANCED PORTFOLIO
   2004                                                           155   $    12.36  $       1,916       0.40 %            8.09 %
   2003                                                           111   $    11.44  $       1,269       0.40 %           13.60 %
   2002                                                           150   $    10.07  $       1,513       0.40 %           (6.85)%
   2001                                                            48   $    10.81  $         521       0.40 %           (5.01)%
   2000                                                            14   $    11.38  $         154       0.40 %           (2.65)%
JANUS ASPEN SERIES CAPITAL APPRECIATION I PORTFOLIO
   2004                                                            61   $    12.12  $         742       0.40 %           17.76 %
   2003                                                            41   $    10.29  $         425       0.40 %           20.06 %
JANUS ASPEN SERIES FLEXIBLE INCOME PORTFOLIO
   2004                                                           387   $    14.04  $       5,440       0.40 %            3.55 %
   2003                                                           393   $    13.56  $       5,327       0.40 %            5.97 %
   2002                                                           344   $    12.80  $       4,403       0.40 %           28.00 %
JANUS ASPEN SERIES GROWTH PORTFOLIO
   2004                                                             2   $    10.20  $          16       0.40 %            4.09 %

                                                                                                                         (Continued)
JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO
   2004                                                           120   $     8.83  $       1,058       0.40 %            4.36 %
   2003                                                           121   $     8.46  $       1,020       0.40 %           23.50 %
   2002                                                            98   $     6.85  $         673       0.40 %          (25.79)%
   2001                                                            49   $     9.23  $         455       0.40 %          (22.76)%
   2000                                                            30   $    11.95  $         354       0.40 %          (15.96)%
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
   2004                                                            18   $    12.48  $         222       0.40 %           16.42 %
MAXIM ARIEL MIDCAP VALUE PORTFOLIO
   2004                                                           176   $    18.48  $       3,248       0.40 %           11.83 %
   2003                                                           103   $    16.53  $       1,703       0.40 %           29.06 %
   2002                                                           115   $    12.80  $       1,478       0.40 %          (11.17)%
   2001                                                             1   $    14.41  $           8       0.40 %           17.73 %
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
   2004                                                           137   $    13.26  $       1,817       0.40 %           21.68 %
   2003                                                            51   $    10.90  $         555       0.40 %           28.72 %
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
   2004                                                             3   $    12.91  $          45       0.40 %            6.49 %
   2003                                                             2   $    12.12  $          23       0.40 %           10.88 %
MAXIM INVESCO ADR PORTFOLIO
   2004                                                            37   $    12.24  $         450       0.40 %           19.16 %
   2003                                                            29   $    10.27  $         295       0.40 %           30.78 %
   2002                                                             1   $     7.85  $          12       0.40 %          (13.55)%
   2001                                                             1   $     9.08  $           7       0.40 %          (16.54)%
   2000                                                             0 * $    10.88  $           1       0.40 %          (10.53)%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
   2004                                                           167   $    17.42  $       2,917       0.40 %           10.54 %
   2003                                                           131   $    15.76  $       2,059       0.40 %           29.58 %
   2002                                                           141   $    12.16  $       1,713       0.40 %           10.65 %
   2001                                                             3   $    10.99  $          30       0.40 %            2.14 %
   2000                                                             0 * $    10.76  $           0  ^    0.40 %            4.16 %

                                                                                                                         (Continued)
MAXIM MFS SMALL-CAP GROWTH PORTFOLIO
   2004                                                           121   $     9.66  $       1,170       0.40 %            5.57 %
   2003                                                            84   $     9.15  $         765       0.40 %           30.43 %
   2002                                                            69   $     7.01  $         483       0.40 %          (31.27)%
   2001                                                            21   $    10.20  $         213       0.40 %          (23.13)%
   2000                                                            24   $    13.27  $         319       0.40 %          (12.75)%
MAXIM MODERATE PROFILE I PORTFOLIO
   2004                                                            11   $    12.72  $         141       0.40 %           10.89 %
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
   2004                                                             8   $    12.54  $         106       0.40 %           12.92 %
   2003                                                             3   $    11.11  $          32       0.40 %           23.48 %
   2002                                                             2   $     8.99  $          16       0.40 %          (12.46)%
   2001                                                             1   $    10.27  $          10       0.40 %           (5.00)%
   2000                                                             0 * $    10.81  $           2       0.40 %           (4.67)%
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
   2004                                                             0 * $    12.51  $           1       0.40 %            9.23 %
MAXIM MONEY MARKET PORTFOLIO
   2004                                                           304   $    11.27  $       3,428       0.40 %            0.54 %
   2003                                                           435   $    11.21  $       4,874       0.40 %            0.32 %
   2002                                                           437   $    11.17  $       4,881       0.40 %            0.99 %
   2001                                                            98   $    11.06  $       1,081       0.40 %            3.46 %
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
   2004                                                            68   $    11.92  $         811       0.40 %           14.57 %
   2003                                                            21   $    10.40  $         216       0.40 %           25.13 %
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
   2004                                                           365   $    13.64  $       4,983       0.40 %            3.48 %
   2003                                                           417   $    13.18  $       5,501       0.40 %            2.16 %
   2002                                                           206   $    12.90  $       2,655       0.40 %           29.00 %

                                                                                                                         (Continued)
NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
   2004                                                            62   $    12.76  $         794       0.40 %           15.35 %
   2003                                                            36   $    11.06  $         404       0.40 %           31.24 %
   2002                                                            37   $     8.43  $         310       0.40 %          (26.76)%
   2001                                                             3   $    11.51  $          30       0.40 %           (1.79)%
   2000                                                             2   $    11.72  $          22       0.40 %            0.69 %
NEUBERGER BERMAN AMT MID-CAP GROWTH PORTFOLIO
   2004                                                            34   $    10.69  $         366       0.40 %           15.85 %
   2003                                                            49   $     9.22  $         453       0.40 %           27.56 %
   2002                                                            31   $     7.23  $         221       0.40 %          (29.60)%
   2001                                                            16   $    10.27  $         160       0.40 %          (25.09)%
   2000                                                             0 * $    13.71  $           2       0.40 %           (7.80)%
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
   2004                                                            18   $    12.78  $         227       0.40 %           18.50 %
   2003                                                             9   $    10.78  $          99       0.40 %           34.55 %
   2002                                                             4   $     8.01  $          30       0.40 %          (19.90)%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIBLE PORTFOLIO
   2004                                                             1   $    13.41  $          16       0.40 %           12.84 %
   2003                                                             0 * $    11.89  $           4       0.40 %           33.85 %
STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION PORTFOLIO
   2004                                                             3   $    11.19  $          38       0.40 %            6.33 %
STI CLASSIC VARIABLE TRUST SMALL CAP VALUE PORTFOLIO
   2004                                                            23   $    15.66  $         356       0.40 %           23.70 %
   2003                                                             7   $    12.66  $          84       0.40 %           37.88 %

* The Investment Division has units that round to less than 1,000 units.
^ The Investment Division has net assets that round to less than $1,000.                                                 (Concluded)

                            PART C: OTHER INFORMATION

Item 27.  Exhibits

(a) Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to initial Registrant's Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).

(b)        Custodian Agreements. None.

(c) Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company ("Great-West") and GWFS Equities, Inc. is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963 and 811-09201).

(d)        Policies.

           (d)(1) Specimen Policy is incorporated by reference to Registrant's initial Registration Statement on Form S-6 filed on January 12, 1999 (File No. 333-70963).
           (d)(2) Specimen Term Life Insurance Rider is incorporated by reference to Registrant's initial Registration Statement on Form S-6 filed on January 12, 1999 (File No. 333-70963).
           (d)(3) Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form S-6 filed on April 27, 2000 (File No. 333-709630.
           (d)(4) Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant's Post-Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333-70963).
           (d)(5) Change of Insurance Rider is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File No. 333-70963 and 811-09201).

(e) Applications. Specimen Application is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).

(f)        (f)(1)     Depositor's Certificate of Incorporation and
                      By-Laws. Copy of Articles of Incorporation of Great-West, as amended, is incorporated by reference to Pre-Effective
                      Amendment No. 2 on Form S-1 of Great-West filed on October
                      29, 1996, (File No. 333-01173).

           (f)(2) Copy of By-Laws of Great-West is incorporated by reference to Amendment No. 1 on Form 10-K of Great-West filed on March 31, 1998 (File No. 333-01173).


(g) Reinsurance Contracts. Form of Reinsurance Contract between Great-West and Security Life of Denver is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963 and 811-09201).


(h)        Participation Agreements.


           (h)(1) Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963) and amendment thereto filed herewith.

           (h)(2) Fund Participation Agreement between Great-West and Dreyfus Life & Annuity Index Fund, Inc., dated December 31, 1998, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963) and amendment thereto filed herewith.


           (h)(3) Amendment to Fund Participation Agreement between Great-West and Dreyfus Life & Annuity Index Fund, Inc., dated March 15, 1999, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-filed on April 24, 2002 (File No. 333-70963).



           (h)(4) Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated October 6, 1999, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(5) Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated December 31, 1999, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(6) Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(7) First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(8) Second Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(9) Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(10) First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(11) Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated March 30, 2005, is filed herewith.

           (h)(12) Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(13) Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(14) Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(15) Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(16) Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant's Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

           (h)(17) Fund Participation Agreement among Great-West, STI Classic Variable Trust, Trusco Capital Management, Inc., and SEI Investments Distribution Company, dated June 21, 2002 is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963 and 811-09201).

           (h)(18) Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No. 333-70963 and 811-09201).

           (h)(19) Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC is filed herewith.

           (h)(20) Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, is filed herewith.


(i) Administrative Contracts. None.

(j)        Other Material Contracts. None.


(k) Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999 (File No. 333-70963)..

(l) Actuarial Opinion. An opinion of an actuarial officer of Great-West with respect to the illustrations is filed herewith.

(m) Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant's Post Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).


(n)        Other Opinions.


           (n)(1) Legal Consent of Jorden Burt, LLP is filed herewith. (n)(2) Independent Registered Public Accounting Firm's consent is filed herewith.


(o) Omitted Financial Statements. None.

(p) Initial Capital Agreements. None.

(q) Redeemability Exemption. None.

Item 28. Directors and Officers of the Depositor.

                                                          Positions and Offices
Name                     Principal Business Address          with Depositor
----                     --------------------------         ----------------

James Balog      2205 North Southwinds Boulevard, Apt. 307          Director
                         Vero Beach, Florida 32963

James W. Burns, O.C.            (7)                                 Director

Orest T. Dackow                 (3)                                 Director

Andre Desmarais                 (4)                                 Director

Paul Desmarais, Jr.             (4)                                 Director

Robert Gratton                  (5)                                 Chairman

Kevin P. Kavanagh, C.M.         (1)                                 Director

William Mackness         696 Whitehaven Crescent                    Director
                         London, Ontario N6G 4V4

William T. McCallum             (3)                                 Director, President and
                                                                    Chief Exec. Officer

Jerry E.A. Nickerson     H.B. Nickerson & Sons Limited                      Director
                         P.O. Box 130
                         255 Commercial Street
                         North Sydney, Nova Scotia B2A 3M2


David A. Nield           330 University Avenue                      Director
                         Toronto, Ontario M5G1R8 Canada

Michel Plessis-Belair, F.C.A.   (4)                                 Director

Brian E. Walsh           QVan Capital, LLC                          Director
                         1 Dock Street, 4th Floor
                         Stamford, Connecticut 06902


S. Mark Corbett                 (3)                                 Senior
                                                                    Vice-President,
                                                                    Investments

Glen R. Derback                 (3)                                 Senior Vice-President
                                                                    and Controller


John R. Gabbert                 (2)                                 Senior Vice President,
                                                                    Great-
                                                                    West Healthcare Chief
                                                                    Information Officer

Donna A. Goldin                 (2)                                 Senior Vice-President,
                                                                    Great-West Healthcare
                                                                    Operations


Mitchell T.G. Graye             (3)                                 Exec.Vice President,
                                                                    Chief Financial Officer

Wayne Hoffmann                  (3)                                 Senior Vice-President,
                                                                    Investments



                                                                    Positions and Offices
Name                     Principal Business Address                        with Depositor
----                     --------------------------                        ----------------

D. Craig Lennox                 (6)                                 Senior Vice-President,
                                                                    General Counsel and
                                                                    Secretary


Graham R. McDonald              (3)                                 Senior Vice-President,
                                                                    Corporate Administration

Charles P. Nelson               (3)                                 Senior Vice-President,
                                                                     Retirement
                                                                    Services

Deborah L. Origer               (2)                                 Senior Vice-President,
                                                                    Healthcare Management

Marty Rosenbaum                 (2)                                 Senior Vice-President,
                                                                    Great-West
                                                                    Healthcare Finance

Richard F. Rivers               (2)                                 Executive Vice President,
                                                                    Great-West
                                                                    Healthcare


Gregory E. Seller               (3)                                 Senior Vice-President,

                                                                    Retirement
                                                                    Services, Government
                                                                    Markets


Robert K. Shaw                  (3)                                 Senior Vice-President,
                                                                    Individual Markets


Mark Stadler                    (2)                                 Senior Vice President,
                                                                    Great-West
                                                                    Healthcare   Sales,   U.S.

Markets

Douglas J. Stefanson            (2)                                 Senior Vice-President,

                                                                    Great-West Healthcare
                                                                    Underwriting

George D. Webb                  (3)                                 Senior Vice-President,
                                                                    Retirement Services,
                                                                    P/NP Operations

Douglas L. Wooden               (3)                                 Executive Vice-President,
                                                                    Financial Services



(1) 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2) 8505 East Orchard Road, Greenwood Village, Colorado 80111.
(3) 8515 East Orchard Road, Greenwood Village, Colorado 80111.
(4) Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
(5) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
(6) 8525 East Orchard Road, Greenwood Village, Colorado 80111.
(7) Power Corporation of Canada, 1 Lombard Place, 26th Floor, Winnipeg, Manitoba, Canada R3B 0X5


Item 29.  Person Controlled by or Under Common Control with the Depositor or the
           Registrant.

        (State/Country of Organization) - Nature of Business

Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company

       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           66.4%  - Power Financial Corporation (Canada) - Holding Company
                74.9%  - Great-West Lifeco Inc. (Canada) - Holding Company
                   100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company

                       100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                         100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                         100.0% - Great-West Life & Annuity Insurance Company (Colorado) - Life and Health Insurance Company
                                  100.0%  - First Great-West Life & Annuity Insurance Company (New York) - Life and
                                            Health Insurance Company
                                  100.0%  - Advised Assets Group, LLC (Colorado) - Investment Adviser
                                  100.0%  - Alta Health & Life Insurance Company (Indiana) - Life and Health Insurance
                                            Company
                                            100.0%  - Alta Agency, Inc. (New York) - Insurance Agency
                                  100.0%  - BenefitsCorp, Inc. (Delaware) - Insurance Agency

                                            100.0%  - GWFS Equities, Inc. (Delaware) - Securities Broker/Dealer
                                            100.0%  - BenefitsCorp of Wyoming, Inc. (Wyoming) - Insurance Agency

                                  100.0%  - Canada Life Insurance Company of America (Michigan) - Life and Health
                                            Insurance Company
                                            100.0%  - Canada Life of America Financial Services, Inc. (Georgia) - Securities
                                            Broker/Dealer
                                  100.0%  - Canada Life Insurance Company of New York (New York) - Life and Health
                                            Insurance Company
                                  100.0%  - National Plan Coordinators of Delaware, Inc. (Delaware) - Third Party
                                            Administrator

                                            100.0%  - NPC Securities, Inc. (California) - Securities Broker/Dealer
                                            100.0%  - NPC Administrative Services Corporation (Delaware) - Third Party
                                                      Administrator
                                            100.0%  - P.C. Enrollment Services & Insurance Brokerage, Inc. (Massachusetts)

                                                      - Insurance Agency


                                  100.0%  - EMJAY Corporation (Wisconsin) - Third Party Administrator
                                            100.0% - EMJAY Retirement Plan Services, Inc. (Wisconsin) - Third Party Administrator

                                  100.0%  - Great-West Healthcare Holdings, Inc. (Colorado) - Holding Company
                                            100.0%  - Great-West Healthcare, Inc. (Vermont) - Network contracting, development and management
                                                      100.0%  - Great-West Healthcare of Arizona, Inc. (Arizona) - Health Care
                                                                Services Organization
                                                      100.0%  - Great-West Healthcare of California, Inc. (California) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Colorado, Inc. (Colorado) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Florida, Inc. (Florida) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Georgia, Inc.(Georgia) - Health Maintenance
                                                                Organization
                                                      100.0%  - Great-West Healthcare of Illinois, Inc. (Illinois) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Indiana, Inc.(Indiana) - Health Maintenance
                                                                Organization
                                                      100.0%  - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) -
                                                                Health Maintenance Organization
                                                      100.0%  - Great-West Healthcare of New Jersey, Inc. (New Jersey) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of North Carolina, Inc. (North Carolina) -
                                                                Health Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Ohio, Inc. (Ohio) -
                                                                Health Insuring Corporation
                                                      100.0%  - Great-West Healthcare of Oregon, Inc. (Oregon) -
                                                                Health Care Service Contractors
                                                      100.0%  - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Tennessee, Inc. (Tennessee) - Health
                                                                Maintenance Organization
                                                      100.0%  - Great-West Healthcare of Texas, Inc. (Texas) - Health Maintenance
                                                                Organization
                                                      100.0%  - Great-West Healthcare of Washington, Inc. (Washington) -
                                                                Health Care Service Contractors
                                                      100.0%  - One Orchard Equities, Inc. (Colorado) - Securities Broker/Dealer
                                            100.0%  - Financial Administrative Services Corporation (Colorado) - Third Party
                                                      Administrator
                                            100.0%  - GWL Properties, Inc. (Colorado) - Real Property Corporation
                                                      50.0%  - Westkin Properties Ltd. (California) - Real Property Corporation
                                            100.0%  - Great-West Benefit Services, Inc.(Delaware) - Leasing Company

                                             90.3%  - Maxim Series Fund, Inc. (Maryland) - Investment Company
                                            100.0%  - GW Capital Management, LLC (Colorado) - Investment Adviser

                                                      100.0%  - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                                                      100.0%  - Greenwood Investments, LLC (Colorado) - Securities Broker/Dealer

                                            100.0%  - Orchard Trust Company, LLC (Colorado) - Trust Company
                                             31.2%  - BFM Holdings, LLC (Delaware) - Holding Company




Item 30. Indemnification. Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

                                  Colorado Business Corporation Act

           Article 109 - INDEMNIFICATION

           Section 7-109-101.  Definitions.

                  As used in this Article:

           (1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.


           (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold any similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.


           (3) "Expenses" includes counsel fees.

           (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

           (5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

           (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

           (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

   Section 7-109-102.  Authority to indemnify directors.

           (1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

                  (a) The person conducted himself or herself in good faith; and

                  (b) The person reasonably believed:

                         (I) In the case of conduct in an official capacity with
the corporation, that his or her conduct was in the corporation's best interests; and

                         (II) In all other cases, that his or her conduct was at
least not
opposed to the corporation's best interests; and

                  (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

           (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

           (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

           (4) A corporation may not indemnify a director under this section:

                  (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                  (b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

           (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Section 7-109-103.  Mandatory Indemnification of Directors.

                  Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

   Section 7-109-104.  Advance of Expenses to Directors.

           (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                  (a) The director furnishes the corporation a written affirmation of the director's good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

                  (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                  (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

           (2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

           (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

   Section 7-109-105.  Court-Ordered Indemnification of Directors.

           (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                  (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                  (b) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

   Section 7-109-106.  Determination and Authorization of Indemnification of
                       Directors.

           (1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

           (2) The determinations required by under subsection (1) of this section shall be made:

                  (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

                  (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

           (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

                  (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or
(b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                  (b) By the shareholders.

           (4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

   Section 7-109-107.  Indemnification of Officers, Employees, Fiduciaries, and
                       Agents.

           (1) Unless otherwise provided in the articles of incorporation:

                  (a) An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                  (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                  (c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

   Section 7-109-108.  Insurance.


                  A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign entity or of an employee benefit plan, against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

   Section 7-109-109.  Limitation of Indemnification of Directors.

           (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

           (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

   Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

                  If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.


                                        Bylaws of Great-West

           Article II, Section 11.  Indemnification of Directors.
                                    ----------------------------

                  The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of the Company or any member or officer of any committee, and his heirs, executors and administrators, from and against all claims, liabilities, costs, charges and expenses whatsoever that any such director, officer, employee or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him for or in respect of any act, deed, matter or thing whatsoever made, done, or permitted by him in or about the execution of his duties of his office or employment with the Company, in or about the execution of his duties as a director or officer of another company which he so serves at the request and on behalf of the Company, or in or about the execution of his duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges and expenses that he sustains or incurs, in or about or in relation to any such duties or the affairs of the Company, the affairs of such Committee, except such claims, liabilities, costs, charges or expenses as are occasioned by his own willful neglect or default. The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of any subsidiary corporation of the Company on the same basis, and within the same constraints as, described in the preceding sentence.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter.

           (a) GWFS Equities, Inc. ("GWFS Equities") currently distributes securities of FutureFunds Series Account, Maxim Series Account, Variable Annuity-1 Series Account and Pinnacle Series Account of GWL&A and Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company in addition to those of the Registrant.

           (b) Directors and Officers of GWFS Equities

                                                           Position and Offices
Name                     Principal Business Address          with Underwriter
----                     --------------------------        --------------------

Charles P. Nelson               (1)                          Chairman and President
President

Robert K. Shaw                  (1)                          Director


Graham R. McDonald              (1)                          Director

Gregory E. Seller               18101 Von Karman Ave.        Director and Senior Vice
                                Suite 1460                   President
                                Irvine, CA 92715

Thomas M. Connolly              300 Broadacres Drive         Vice President
                                Bloomfield, NJ 07003

William S. Harmon               (1)                          Vice President

Kent A. Morris                  500 North Central,           Vice President
                                Suite 220
                                Glendale, CA 91203

Michael P. Sole                 One North LaSalle,           Vice President
                                Suite 3200
                                Chicago, IL 60602

Glen R. Derback                 (1)                          Treasurer

Beverly A. Byrne                (1)                          Secretary & Chief
                                                             Compliance Officer

Teresa L. Buckley               (1)                          Compliance Officer

Mary C. Maiers                  8525 E. Orchard Road         Investments Compliance Officer
                           Greenwood Village, CO 80111
------------

(1) 8515 E. Orchard Road, Greenwood Village, Colorado 80111



   (c) Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant's last fiscal year:

                      Net
Name of           Underwriting       Compensation
Principal         Discounts and           on       Brokerage
Underwriter        Commissions        Redemption  Commissions   Compensation

GWFS Equities            -0-             -0-          -0-         -0-


Item 32. Location of Accounts and Records. All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 33. Management Services. None.

Item 34. Fee Representation. Great-West represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, , the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of this Post-Effective Amendment to the Registrant and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, State of Colorado, on the day of April , 2005.



                             COLI VUL-2 SERIES ACCOUNT
                                            (Registrant)



                             BY:    /s/ W.T. McCallum
                                    -----------------
                                    W.T. McCallum
                                    President and Chief Executive Officer

                             BY: GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                   (Depositor)



                             BY:    /s/ W.T. McCallum
                                    -----------------
                                    W.T. McCallum
                                    President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/ R. Gratton
R. Gratton*                         Chairman of the Board        April  , 2005


/s/ W.T. McCallum
W.T. McCallum                       President, Chief Executive   April  , 2005
                                    Officer and Director

/s/ M.T.G. Graye                    Executive Vice President and
----------------------
M.T.G. Graye                        Chief Financial Officer      April  , 2005



/s/ J. Balog
J. Balog*                           Director                      April , 2005

/s/ J.W. Burns
J.W. Burns*                         Director                      April , 2005


/s/ O.T. Dackow
O.T. Dackow*                        Director                      April , 2005


/s/ A. Desmarais
A. Desmarais*                       Director                      April , 2005


/s/ P. Desmarais
P. Desmarais, Jr.*                  Director                      April , 2005


/s/ K.P. Kavanagh
K.P. Kavanagh*                      Director                      April , 2005


/s/ W. Mackness
W. Mackness*                        Director                      April , 2005


/s/ J.E.A. Nickerson
J.E.A. Nickerson*                   Director                      April , 2005



D.A. Nield                          Director

/s/ M. Plessis-Belair
M. Plessis-Belair*                  Director                      April , 2005


/s/ B.E. Walsh
B.E. Walsh*                         Director                      April , 2005






*By:  /s/ G.R. Derback

D.C. Lennox, Attorney-in-Fact pursuant to Powers of Attorney filed under Registrant's initial Registration Statement on Form S-6 (File No. 333-70963) filed on January 22, 1999 and Registrant's Pre-Effective Amendment No. 1 to Form S-6, filed with the Securities and Exchange Commission on June 23, 1999, respectively.